DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166


February 23, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

RE:      DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
         POST-EFFECTIVE AMENDMENT NO. 11 TO
         REGISTRATION STATEMENT ON FORM N-1A
         (FILE NOS.:  33-42431; 811-6395)

Ladies and Gentlemen:

The undersigned hereby requests that the effective date for the above-referenced Post- Effective Amendment to the Registration Statement be accelerated so that it will become effective on February 23, 1998, at 3:00 p.m., New York time, or as soon thereafter as may be practicable.

Very truly yours,

Dreyfus New York Municipal Cash Management

                       PREMIER MUTUAL FUND SERVICES, INC.
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109


February 23, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

RE:      DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
         POST-EFFECTIVE AMENDMENT NO. 11 TO
         REGISTRATION STATEMENT ON FORM N-1A
         (FILE NOS.:  33-42431; 811-6395)

Ladies and Gentlemen:

As principal underwriter of the securities of the above-referenced investment company (the "Fund"), we hereby join the Fund in requesting that the effective date for the Fund's Post-Effective Amendment No. 11 to the Registration Statement be accelerated so that it will become effective on February 23, 1998, at 3:00 p.m., New York time, or as soon thereafter as may be practicable.


Very truly yours,

PREMIER MUTUAL FUND SERVICES, INC.


By:      /s/ Richard Ingram
         Vice President

                                                              File Nos. 33-42431
                                                                        811-6395
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ X ]

         Pre-Effective Amendment No.                                 [  ]

         Post-Effective Amendment No. 11                             [ X ]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ X ]

         Amendment No. 11                                            [ X ]

                        (Check appropriate box or boxes.)

                   DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
               (Exact Name of Registrant as Specified in Charter)

                  c/o The Dreyfus Corporation
                  200 Park Avenue, New York, New York                10166
                  (Address of Principal Executive Offices)        (Zip Code)

         Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

                  immediately upon filing pursuant to paragraph (b)
         ----
                  on (date) pursuant to paragraph (b)
         ----
                  60 days after filing pursuant to paragraph (a)(i)
         --X-
                  on (date) pursuant to paragraph (a)(i)
         ----
                  75 days after filing pursuant to paragraph (a)(ii)
         ----
                  on (date) pursuant to paragraph (a)(ii) of Rule 485
         ----

If appropriate, check the following box:

                  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
         ----

                   DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                  Cross-Reference Sheet Pursuant to Rule 495(a)


                                                                 Prospectus for
                                        ---------------------------------------------------------------
                                        Instit-      Admin-
                                        utional      istrative        Investor          Participant
                                        Shares       Shares           Shares            Shares
Items in
Part A of
Form N-1A    Caption                     Page         Page             Page              Page
-------      -------                     ----         ----             ----              ----

  1          Cover Page                  Cover        Cover            Cover             Cover

  2          Synopsis                      3            3                3                 3

  3          Condensed Financial           6            6                6                 6
             Information

  4          General Description           8            7                7                 7
             of Registrant

  5          Management of                11           10               10                10
             the Fund

  5(a)       Management's                  *            *                *                 *
             Discussion of
             Fund's Performance

  6          Capital Stock and            17           16               16                16
             Other Securities

  7          Purchase of Securities       12           11               11                12
             Being Offered

  8          Redemption or                14           13               13                13
             Repurchase

  9          Pending Legal                 *            *                *                 *
             Proceedings


-------------------------------------

NOTE:  * Omitted since answer is negative or inapplicable.

Items in
Part B of
Form N-1A      Caption                                         Page
---------      -------                                         ----

 10            Cover Page                                     Cover

 11            Table of Contents                              Cover

 12            General Information and History                 B-39

 13            Investment Objectives and Policies              B-3

 14            Management of the Fund                          B-4

 15            Control Persons and Principal                   B-24
               Holders of Securities

 16            Investment Advisory and Other                   B-25
               Services

Items in
Part B of
Form N-1A
---------

 17            Brokerage Allocation                            B-35

 18            Capital Stock and Other Securities              B-39

 19            Purchase, Redemption and Pricing                B-19, B-33,
               of Securities Being Offered                     B-34

 20            Tax Status                                        *

 21            Underwriters                                    B-28

 22            Calculations of Performance Data                B-37

 23            Financial Statements                            B-42


-------------------------------------

NOTE:  * Omitted since answer is negative or inapplicable.

Items in
Part C of
Form N-1A     Caption                                      Page
---------     -------                                      ----

 24           Financial Statements and Exhibits            C-1

 25           Persons Controlled by or Under               C-4
              Common Control with Registrant

 26           Number of Holders of Securities              C-4

 27           Indemnification                              C-4

 28           Business and Other Connections of            C-6
              Investment Adviser

 29           Principal Underwriters                       C-9

 30           Location of Accounts and Records             C-12

 31           Management Services                          C-12

 32           Undertakings                                 C-12



-------------------------------------

NOTE:  * Omitted since answer is negative or inapplicable.

COMBINED PROSPECTUS                                           FEBRUARY 23, 1998


                          DREYFUS CASH MANAGEMENT FUNDS
                              INSTITUTIONAL SHARES



     DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, INC., DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, DREYFUS TREASURY PRIME CASH MANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (EACH, A "FUND") ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY AND, IN THE CASE OF DREYFUS MUNICIPAL CASH MANAGEMENT PLUS AND DREYFUS TAX EXEMPT CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE, AND NEW YORK CITY INCOME TAXES.

     EACH FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.


     BY THIS PROSPECTUS, EACH FUND IS OFFERING INSTITUTIONAL SHARES. INVESTORS CAN INVEST, REINVEST OR REDEEM INSTITUTIONAL SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY EACH FUND PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS, WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.

     THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER.

     AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     SINCE DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN A SINGLE ISSUER, AN INVESTMENT IN IT MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.


     EACH FUND IS A SEPARATE INVESTMENT PORTFOLIO, EACH WITH OPERATIONS AND RESULTS WHICH ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER NINE INVESTMENT CHOICES IN ONE DOCUMENT.


     THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


     A STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 23, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW. SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-346-3621.


     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                                                        PAGE
  ANNUAL FUND OPERATING EXPENSES....................................      3
  CONDENSED FINANCIAL INFORMATION...................................      4
  YIELD INFORMATION.................................................      8
  DESCRIPTION OF THE FUNDS..........................................      8
  MANAGEMENT OF THE FUNDS...........................................     11
  HOW TO BUY SHARES.................................................     12
  SHAREHOLDER SERVICES..............................................     14
  HOW TO REDEEM SHARES..............................................     14
  SHAREHOLDER SERVICES PLAN.........................................     15
  DIVIDENDS, DISTRIBUTIONS AND TAXES................................     15
  GENERAL INFORMATION...............................................     17
  APPENDIX..........................................................     19

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)


                                                                 INSTITUTIONAL
                                                                    SHARES
     Management Fees...........................................      .20%
     12b-1 Fees................................................      None
     Total Fund Operating Expenses.............................      .20%

EXAMPLE:
   An investor would pay the following expenses on a $1,000 investment, assuming
   (1) 5% annual return and (2) redemption at the end of each time period:

                                                                 INSTITUTIONAL
                                                                    SHARES
           1 YEAR..........................................           $  2
           3 YEARS.........................................           $  6
           5 YEARS ........................................            $11
           10 YEARS........................................            $26

     THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

     The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Institutional Shares, the payment of which will reduce investors' annual return. As to each Fund's Institutional Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. Institutions and certain Service Agents (as defined below) effecting transactions in Institutional Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Shareholder Services Plan."

                        CONDENSED FINANCIAL INFORMATION

     The information in the following tables has been audited (except as indicated) by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, and report of independent auditors for each Fund accompany the Statement of Additional Information, available upon request.

                              FINANCIAL HIGHLIGHTS

     Contained below for each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first reporting period) is per share operating performance data for an Institutional Share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.

                             DREYFUS CASH MANAGEMENT

                                                                                 YEAR ENDED JANUARY 31,
                                                       1988         1989         1990         1991          1992          1993

PER SHARE DATA:

  Net asset value, beginning of period.........       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00        $1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................         .066         .076         .091         .080          .058         .036

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................        (.066)       (.076)       (.091)       (.080)        (.058)       (.036)

  Net asset value, end of period...............       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00        $1.00

TOTAL INVESTMENT RETURN........................         6.77%        7.84%        9.44%        8.31%         5.96%        3.68%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets...........................          .20%         .20%         .20%         .20%          .20%         .20%
  Ratio of net investment income to
  average net assets...........................         6.60%        7.42%        9.03%        7.99%         5.78%        3.60%
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation..................          .03%         .03%         .02%         .02%          .03%         .04%
  Net Assets, end of period
   (000'S OMITTED).............................   $3,320,959   $2,245,703   $3,373,940   $5,041,688    $6,508,999   $5,475,181

                                                                                                       SIX MONTHS ENDED
                                                               YEAR ENDED JANUARY 31,                     JULY 31, 1997
                                                       1994         1995         1996         1997          (UNAUDITED)

PER SHARE DATA:
  Net asset value, beginning of period.........       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................         .031         .042         .059         .053          .027

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................        (.031)       (.042)       (.059)       (.053)        (.027)

  Net asset value, end of period...............       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00

TOTAL INVESTMENT RETURN........................         3.15%        4.28%        6.03%        5.39%         5.42%(1)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets...........................          .20%         .20%         .20%         .20%          .20%(1)
  Ratio of net investment income to
  average net assets...........................         3.11%        4.08%        5.86%        5.27%         5.38%(1)
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation..................          .03%         ----         ----         ----          ----
  Net Assets, end of period
   (000'S OMITTED).............................   $2,894,853   $1,817,166   $2,442,647   $2,758,317    $2,973,000

----------------
(1)   Annualized.


                             DREYFUS CASH MANAGEMENT PLUS, INC.

                                                                                 YEAR ENDED SEPTEMBER 30,
                                                       1988(1)      1989         1990         1991          1992          1993

PER SHARE DATA:

  Net asset value, beginning of period.........       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00        $1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................         .071         .091         .083         .068          .043         .032

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................        (.071)       (.091)       (.083)       (.068)        (.043)       (.032)

  Net asset value, end of period...............       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00        $1.00

TOTAL INVESTMENT RETURN........................         7.45%(2)     9.49%        8.65%        6.97%         4.39%        3.20%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets...........................          .20%(2)      .20%         .20%         .20%          .20%         .20%
  Ratio of net investment income to
  average net assets...........................         7.13%(2)     9.35%        8.29%        6.62%         4.36%        3.15%
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation..................          .07%(2)      .07%         .04%         .04%          .05%         .04%
  Net Assets, end of period
   (000'S OMITTED).............................   $  125,266   $  728,832   $1,177,475   $1,780,058    $2,300,382   $3,003,344

                                                                                               FOUR MONTHS       SIX MONTHS
                                                                                                  ENDED             ENDED
                                                               YEAR ENDED SEPTEMBER 30,        JANUARY 31,       JULY 31, 1997
                                                       1994         1995         1996            1997*           (UNAUDITED)

PER SHARE DATA:
  Net asset value, beginning of period.........       $ 1.00       $ 1.00       $ 1.00           $ 1.00            $1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................         .036         .057         .055             .018             .027

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................        (.036)       (.057)       (.055)           (.018)           (.027)

  Net asset value, end of period...............       $ 1.00       $ 1.00       $ 1.00           $ 1.00            $1.00

TOTAL INVESTMENT RETURN........................         3.65%        5.86%        5.59%            5.34%(2)         5.53%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets...........................          .20%         .20%         .20%             .20%(2)         .20%(2)
  Ratio of net investment income to
  average net assets...........................         3.49%        5.81%        5.46%            5.32%(2)        5.45%(2)
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation..................          .01%         ----         ----             ----            ----
  Net Assets, end of period
   (000'S OMITTED).............................   $1,893,485   $4,404,989   $4,766,312       $5,515,851     $6,196,000

----------------
(1)   From October 6, 1987 (commencement of operations) to September 30, 1988.
(2)   Annualized.
 *    The Fund has changed its fiscal year end from September 30 to January 31.
      The information provided is from October 1, 1996 through January 31,
      1997.

                       DREYFUS GOVERNMENT CASH MANAGEMENT

                                                                                 YEAR ENDED JANUARY 31,
                                                       1988         1989         1990         1991          1992          1993

PER SHARE DATA:

  Net asset value, beginning of period.........       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00        $1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................         .064         .074         .089         .079          .058         .037

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................        (.064)       (.074)       (.089)       (.079)        (.058)       (.037)

  Net asset value, end of period...............       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00        $1.00

TOTAL INVESTMENT RETURN........................         6.63%        7.65%        9.25%        8.15%         5.97%        3.76%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets...........................          .20%         .20%         .20%         .20%          .20%         .20%
  Ratio of net investment income to
  average net assets...........................         6.48%        7.38%        8.84%        7.82%         5.67%        3.61%
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation..................          .04%         .04%         .05%         .04%          .04%         .05%
  Net Assets, end of period
   (000'S OMITTED).............................   $1,325,992   $1,231,361   $1,590,159   $2,171,778    $4,750,205  $10,229,838

                                                                                                       SIX MONTHS ENDED
                                                               YEAR ENDED JANUARY 31,                     JULY 31, 1997
                                                       1994         1995         1996         1997          (UNAUDITED)

PER SHARE DATA:
  Net asset value, beginning of period.........       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................         .031         .041         .059         .053          .027

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................        (.031)       (.041)       (.059)       (.053)        (.027)

  Net asset value, end of period...............       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00

TOTAL INVESTMENT RETURN........................         3.12%        4.21%        6.01%        5.38%         5.42%(1)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets...........................          .20%         .20%         .20%         .20%          .20%(1)
  Ratio of net investment income to
  average net assets...........................         3.08%        4.04%        5.83%        5.25%         5.36%(1)
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation..................          .03%         ----         ----         ----          ----
  Net Assets, end of period
   (000'S OMITTED).............................   $4,515,946   $2,796,646   $4,777,903   $4,565,091    $4,300,000

----------------
(1)   Annualized.


                             DREYFUS TREASURY CASH MANAGEMENT

                                                                                 YEAR ENDED JULY 31,
                                                       1988         1989         1990         1991          1992          1993

PER SHARE DATA:

  Net asset value, beginning of period.........       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00        $1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................         .066         .085         .082         .069          .045         .031

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................        (.066)       (.085)       (.082)       (.069)        (.045)       (.031)

  Net asset value, end of period...............       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00        $1.00

TOTAL INVESTMENT RETURN........................         6.81%        8.88%        8.56%        7.10%         4.62%        3.14%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets...........................          .20%         .20%         .20%         .20%          .20%         .20%
  Ratio of net investment income to
  average net assets...........................         6.62%        8.53%        8.19%        6.75%         4.45%        3.12%
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation..................          .06%         .05%         .07%         .06%          .05%         .04%
  Net Assets, end of period
   (000'S OMITTED).............................   $  722,268   $  777,371   $1,558,493   $2,643,267    $4,103,056   $2,406,604

                                                                                                SIX MONTHS       SIX MONTHS
                                                                                                  ENDED             ENDED
                                                               YEAR ENDED JULY 31,             JANUARY 31,       JULY 31, 1997
                                                       1994         1995         1996            1997*           (UNAUDITED)

PER SHARE DATA:
  Net asset value, beginning of period.........       $ 1.00       $ 1.00       $ 1.00           $ 1.00            $1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................         .032         .052         .054             .026             .026

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................        (.032)       (.052)       (.054)           (.026)           (.026)

  Net asset value, end of period...............       $ 1.00       $ 1.00       $ 1.00           $ 1.00            $1.00

TOTAL INVESTMENT RETURN........................         3.27%        5.34%        5.51%            5.20%(1)         5.28%(1)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets...........................          .20%         .20%         .20%             .20%(1)         .20%(1)
  Ratio of net investment income to
  average net assets...........................         3.18%        5.22%        5.35%            5.14%(1)        5.23%(1)
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation..................          .01%         ----         ----             ----            ----
  Net Assets, end of period
   (000'S OMITTED).............................   $1,982,582   $1,951,105   $2,419,830       $2,648,579     $2,677,000

----------------
(1)   Annualized.
 *    The Fund has changed its fiscal year end from July 31 to January 31.
      The information provided is from August 1, 1996 through January 31,
      1997.

                       DREYFUS TREASURY PRIME CASH MANAGEMENT

                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                       1989(1)      1990         1991         1992          1993          1994


PER SHARE DATA:
  Net asset value, beginning of period.........       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00        $1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................         .015         .083         .076         .055          .035         .030

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................        (.015)       (.083)       (.076)       (.055)        (.035)       (.030)

  Net asset value, end of period...............       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00        $1.00

TOTAL INVESTMENT RETURN........................         8.44%(2)     8.67%        7.82%        5.67%         3.55%        3.02%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets...........................          .20%(2)      .20%         .20%         .20%          .20%         .20%
  Ratio of net investment income to
  average net assets...........................         8.42%(2)     8.20%        7.39%        5.35%         3.45%        2.99%
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation..................          .30%(2)      .10%         .05%         .05%          .04%         .02%
  Net Assets, end of period
   (000'S OMITTED).............................   $  122,032   $  409,870   $1,915,877   $4,435,718    $5,001,499   $4,442,145

                                                                                ELEVEN MONTHS     SIX MONTHS
                                                                                    ENDED            ENDED
                                                  YEAR ENDED FEBRUARY 28/29,     JANUARY 31,     JULY 31, 1997
                                                       1995         1996            1997          (UNAUDITED)

PER SHARE DATA:
  Net asset value, beginning of period.........       $ 1.00       $ 1.00         $ 1.00             $ 1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................         .043         .055           .047               .026

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................        (.043)       (.055)         (.047)             (.026)

  Net asset value, end of period...............       $ 1.00       $ 1.00         $ 1.00             $ 1.00

TOTAL INVESTMENT RETURN........................         4.39%        5.65%          5.16%(2)           5.22%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets...........................          .20%         .20%           .20%(2)            .20%(2)
  Ratio of net investment income to
  average net assets...........................         4.26%        5.53%          5.05%(2)           5.16%(2)
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation..................          ----         ----           ----               ----
  Net Assets, end of period
   (000'S OMITTED).............................   $3,342,392   $2,904,121     $3,046,582         $2,832,000

----------------
(1)   From December 27, 1988 (commencement of operations) to February 28,
      1989.
(2)   Annualized.
*     The Fund has changed its fiscal year end from the last day of February to January 31.  The information provided is from March 1, 1996 through
      January 31, 1997.


                             DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, INC.

                                                                                 YEAR ENDED DECEMBER 31,
                                                       1990(1)      1991         1992         1993          1994          1995

PER SHARE DATA:

  Net asset value, beginning of period.........       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00        $1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................         .013         .047         .031         .024          .027         .038

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................        (.013)       (.047)       (.031)       (.024)        (.027)       (.038)

  Net asset value, end of period...............       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00        $1.00

TOTAL INVESTMENT RETURN........................         5.90%(2)     4.75%        3.16%        2.44%         2.76%        3.85%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets...........................          .20%(2)      .20%         .20%         .20%          .20%         .20%
  Ratio of net investment income to
  average net assets...........................         6.55%(2)     4.54%        3.04%        2.40%         2.62%        3.78%
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation
   (limited to the expense limitation
   provision of the
   Management Agreement).......................         2.30%(2)      .33%         .10%         .07%          ----         ----
  Net Assets, end of period
   (000'S OMITTED).............................      $22,911     $151,085   $  259,416   $  364,583    $  192,710   $  194,088

                                                                  ONE MONTH     SIX MONTHS
                                                   YEAR ENDED       ENDED         ENDED
                                                   DECEMBER 31,   JANUARY 31,  JULY 31, 1997
                                                       1996         1997*       (UNAUDITED)

PER SHARE DATA:
  Net asset value, beginning of period.........       $ 1.00       $ 1.00       $ 1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................         .034         .003         .017

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................        (.034)       (.003)       (.017)

  Net asset value, end of period...............       $ 1.00       $ 1.00       $ 1.00

TOTAL INVESTMENT RETURN........................         3.43%        3.41%(2)      3.53%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets                                     .20%         .20%(2)      .20%(2)
  Ratio of net investment income to
  average net assets...........................         3.38%        3.38%(2)     3.50%(2)
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation
   (limited to the expense limitation
   provision of the
   Management Agreement).......................          ----         ----         ----
  Net Assets, end of period
   (000'S OMITTED).............................   $  155,913   $  158,952   $  149,000

----------------
(1)   From October 15, 1990 (commencement of operations) to December 31, 1990.
(2)   Annualized.
 *    The Fund has changed its fiscal year end from December 31 to January 31.
      The information provided is from January 1, 1997 through January 31,
      1997.

                       DREYFUS TAX EXEMPT CASH MANAGEMENT

                                                                                 YEAR ENDED JANUARY 31,
                                                       1988         1989         1990         1991          1992          1993

PER SHARE DATA:

  Net asset value, beginning of period.........       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00        $1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................         .044         .052         .062         .057          .042         .028

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................        (.044)       (.052)       (.062)       (.057)        (.042)       (.028)

  Net asset value, end of period...............       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00        $1.00

TOTAL INVESTMENT RETURN........................         4.52%        5.27%        6.35%        5.85%         4.25%        2.83%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets...........................          .20%         .20%         .20%         .20%          .20%         .20%
  Ratio of net investment income to
  average net assets...........................         4.41%        5.20%        6.15%        5.70%         4.16%        2.77%
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation..................          .03%         .03%         .04%         .03%          .05%         .04%
  Net Assets, end of period
   (000'S OMITTED).............................   $1,029,739   $1,006,193   $1,147,753   $1,905,522    $1,668,671   $1,838,786

                                                                                                       SIX MONTHS ENDED
                                                               YEAR ENDED JANUARY 31,                     JULY 31, 1997
                                                       1994         1995         1996         1997          (UNAUDITED)

PER SHARE DATA:
  Net asset value, beginning of period.........       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................         .023         .028         .037         .033          .017

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................        (.023)       (.028)       (.037)       (.033)        (.017)

  Net asset value, end of period...............       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00

TOTAL INVESTMENT RETURN........................         2.29%        2.83%        3.72%        3.31%         3.45%(1)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets...........................          .20%         .20%         .20%         .20%          .20%(1)
  Ratio of net investment income to
  average net assets...........................         2.26%        2.73%        3.64%        3.25%         3.42%(1)
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation..................          .04%         ----         ----         ----          ----
  Net Assets, end of period
   (000'S OMITTED).............................   $1,739,787   $1,299,301   $1,366,497   $1,646,151    $1,341,000

----------------
(1)   Annualized.

                             DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT

                                                                 YEAR ENDED JULY 31,
                                                       1992(1)      1993         1994         1995          1996

PER SHARE DATA:
  Net asset value, beginning of period.........       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................         .022         .023         .022         .034          .034

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................        (.022)       (.023)       (.022)       (.034)        (.034)

  Net asset value, end of period...............       $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00

TOTAL INVESTMENT RETURN........................         3.02%(2)     2.27%        2.23%        3.46%         3.44%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets...........................          .20%(2)      .20%         .20%         .20%          .20%
  Ratio of net investment income to
  average net assets...........................         2.71%(2)     2.20%        2.18%        3.42%         3.33%
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation..................          .37%(2)      .18%         .06%         ----          ----
  Net Assets, end of period
   (000'S OMITTED).............................     $ 76,830     $116,527      $82,755   $  101,309    $  132,370

                                                         SIX MONTHS       SIX MONTHS
                                                           ENDED             ENDED
                                                        JANUARY 31,       JULY 31, 1997
                                                          1997*           (UNAUDITED)

PER SHARE DATA:
  Net asset value, beginning of period.........           $ 1.00            $1.00

  INVESTMENT OPERATIONS:
   Investment income-net.......................             .017             .017

  DISTRIBUTIONS:
  Dividends from investment
   Income-net..................................            (.017)           (.017)

  Net asset value, end of period...............           $ 1.00            $1.00

TOTAL INVESTMENT RETURN........................             3.29%(2)         3.43%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets                                         .20%(2)         .20%(2)
  Ratio of net investment income to
  average net assets...........................             3.28%(2)        3.40%(2)
  Decrease reflected in above expense
   ratios due to undertaking
   by The Dreyfus Corporation..................              ----            ----
  Net Assets, end of period
   (000'S OMITTED).............................       $  132,686     $  168,000

----------------
(1)   From November 4, 1991 (commencement of operations) to July 31, 1992.
(2)   Annualized.
 *    The Fund has changed its fiscal year end from July 31 to January 31.
      The information provided is from August 1, 1996 through January 31,
      1997.

                               YIELD INFORMATION

     From time to time, each Fund advertises the yield and effective yield of its Institutional Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Institutional Shares of the Fund refers to the income generated by an investment in Institutional Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Institutional Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Institutional Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."

     As to Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management (collectively, the "Tax Exempt Funds"), tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of Dreyfus New York Municipal Cash Management, typically the highest combined Federal, New York State, and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.

     Yield information is useful in reviewing the performance of a Fund's Institutional Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor(TM), IBC's Money Fund Report(TM), Morningstar, Inc. and other industry publications.

                            DESCRIPTION OF THE FUNDS

GENERAL

     WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING SHARES OF THE FUND AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law.

INVESTMENT OBJECTIVE

     The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management only, which is exempt from Federal income tax, and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from Federal, New York State, and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its investment objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

MANAGEMENT POLICIES

     EACH FUND SEEKS TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE FOR PURCHASES AND REDEMPTIONS. TO DO SO, EACH FUND USES THE AMORTIZED COST METHOD OF VALUING ITS SECURITIES PURSUANT TO RULE 2A-7 UNDER THE 1940 ACT, WHICH RULE INCLUDES VARIOUS MATURITY, QUALITY AND DIVERSIFICATION REQUIREMENTS, CERTAIN OF WHICH ARE SUMMARIZED BELOW.

     In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, in the case of Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. Moreover, Dreyfus Cash Management and Dreyfus Cash Management Plus will purchase only instruments so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch IBCA, Inc. ("Fitch"), and Thomson BankWatch, Inc. and their rating criteria are described in the applicable "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.

     Each Fund except Dreyfus New York Municipal Cash Management is classified as a diversified investment company. Dreyfus New York Municipal Cash Management is classified as a non-diversified investment company.

DREYFUS CASH MANAGEMENT -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks or London branches of domestic banks, repurchase agreements, and high grade commercial paper and other short-term corporate obligations. During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below and "Appendix--Certain Portfolio Securities."


DREYFUS CASH MANAGEMENT PLUS -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and thrift institutions, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. See "Appendix--Certain Portfolio Securities." In addition, the Fund may lend portfolio securities and enter into reverse repurchase agreements. See "Appendix -- Investment Techniques." During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below.


DREYFUS GOVERNMENT CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities." In addition, the Fund may lend portfolio securities. See "Appendix--Investment Techniques--Lending Portfolio Securities."


DREYFUS GOVERNMENT PRIME CASH MANAGEMENT -- The Fund invests only in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. See "Appendix--Certain Portfolio Securities." In addition, the Fund may lend its portfolio securities. See "Appendix -- Investment Techniques -- Lending Portfolio Securities." The Fund does not invest in repurchase agreements or any other type of money market instrument or security.


DREYFUS TREASURY CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities."

DREYFUS TREASURY PRIME CASH MANAGEMENT -- The Fund invests only in securities issued and guaranteed as to principal and interest by the U.S. Government. These securities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. See "Appendix--Certain Portfolio Securities." The Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the U.S. Government or any other type of money market instrument or security.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS -- The Fund invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix--Certain Portfolio Securities."

     From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.

     From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix--Certain Portfolio Securities--Taxable Investments."

DREYFUS TAX EXEMPT CASH MANAGEMENT -- The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that the Fund will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that, under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State, and New York City income taxes (collectively, "New York Municipal Obligations"). The remainder of the Fund's assets may be invested in securities which are not New York Municipal Obligations, and, therefore may be subject to Federal, New York State, and New York City income taxes. To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations, which are subject to New York State and New York City income taxes, and in Taxable Investments. See "Investment Considerations and Risks -- Investing in New York Municipal Obligations" below, "Dividends, Distributions and Taxes" and "Appendix -- Certain Portfolio Securities."

INVESTMENT CONSIDERATIONS AND RISKS

GENERAL -- Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

BANK SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- To the extent each of these Funds' investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. Each Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

FOREIGN SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- Each of these Funds may invest in securities issued by London branches of domestic banks, and Dreyfus Cash Management Plus may invest in securities issued by other foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Accordingly, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.


INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each of these Funds may be subject to greater risk as compared to a fund that does not follow this practice.


     Certain municipal lease/purchase obligations in which each of these Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

     Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in either of these Funds. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by these Funds so as to adversely affect Fund shareholders, each Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Since Dreyfus New York Municipal Cash Management is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. Investors should consider carefully the special risks inherent in investing principally in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal years 1993 through 1997, the State recorded balanced budgets on a cash basis, with positive fund balances in the General Fund. New York State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a cash surplus in the General Fund of approximately $1.4 billion. There can be no assurance that the State will not face substantial potential budget gaps in future years. Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The classification of this Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities. SIMULTANEOUS INVESTMENTS -- Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                             MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1998, The Dreyfus Corporation managed or administered approximately $96 billion in assets for approximately 1.7 million investor accounts nationwide.

     The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs, under separate Management Agreements related to each Fund, subject to the authority of the Board in accordance with applicable law.

     Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $299 billion in assets as of September 30, 1997, including approximately $102 billion in proprietary mutual fund assets. As of September 30, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.488 trillion in assets, including approximately $60 billion in mutual fund assets.

     For each Fund's most recent fiscal year end (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year), each Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.


     As to each Fund's Institutional Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.

   In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, TheDreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.

     The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.

DISTRIBUTOR -- The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian (the "Custodian").

                                HOW TO BUY SHARES


GENERAL

     The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Institutional Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor
(i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.

     The minimum initial investment to purchase Institutional Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of any Fund or Dreyfus Institutional Short Term Treasury Fund; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.

     Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") may impose certain conditions on their clients which are different from those described in this Prospectus and, to the extent permitted by applicable regulatory authority, may charge their clients fees in connection with purchases of Institutional Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.


     Institutional Shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.

     Institutional Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian or other entity authorized to receive orders on behalf of the Fund. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


     Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT (as indicated) -- Each of these Funds' net asset value per share is determined twice daily: (i) as of 5:00 p.m., New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange or, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, the New York Stock Exchange or the Transfer Agent, is open for business.


     Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.


     As to each Fund except Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 5:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.

     As to Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management only, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 3:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day. Orders for shares placed between 3:00 p.m. and 5:00 p.m., New York time, will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order and any funds received will be returned promptly to the sending institution.


     Orders effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- Each of these Funds' net asset value per share is determined twice daily: (i) as of 12:00 Noon, New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange is open for business.

     Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will be effective at the price determined at 12:00 Noon, New York time, on that day. Shares so purchased will receive the dividend declared on that day.

     Orders effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.

                              SHAREHOLDER SERVICES

FUND EXCHANGES -- An investor may purchase, in exchange for Institutional Shares of a Fund, Institutional Shares of any other Fund or of Dreyfus Institutional Short Term Treasury Fund, which has different investment objectives and management policies that may be of interest to investors. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Automated Facilities, and the dividend/capital gain distribution option selected by the investor.

     To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares-- Procedures." Before any exchange into Dreyfus Institutional Short Term Treasury Fund, the investor must obtain and should review a copy of the Fund's current prospectus, which may be obtained by calling one of the telephone numbers listed under "General Information" in this Prospectus. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, administrative although each Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."

     An investor who wishes to redeem Institutional Shares and purchase shares of another class of a Fund identified above should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain and review a copy of the current prospectus for the relevant share class which the investor wishes to purchase.

DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Institutional Shares of a Fund, in Institutional Shares of any other Fund or of Dreyfus Institutional Short Term Treasury Fund, if the investor is a shareholder in such Fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."

                              HOW TO REDEEM SHARES

GENERAL

     Investors may request redemption of Institutional Shares at any time and the shares will be redeemed at the next determined net asset value.

     None of the Funds impose a charge when Institutional Shares are redeemed. Service Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


     Each Fund ordinarily will make payment for all Institutional Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division or other entity authorized to receive orders on behalf of the Fund, of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.

DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian by 5:00 p.m., New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.


DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.

PROCEDURES

     Investors may redeem Institutional Shares by wire or telephone, or through a compatible automated interface or trading system, as described below.

     If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Institutional Shares. In such cases, investors should consider using the other redemption procedures described herein.

REDEMPTION BY WIRE OR TELEPHONE -- Investors may redeem Institutional Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Institutional Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.

REDEMPTION THROUGH COMPATIBLE AUTOMATED FACILITIES -- Each Fund makes available to institutions the ability to redeem shares through a compatible automated interface or trading system. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their automated facilities are compatible and to receive instructions for redeeming Institutional Shares in this manner.

                            SHAREHOLDER SERVICES PLAN

     Each Fund has a Shareholder Services Plan for its Institutional Shares, pursuant to which the Fund may pay Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Institutional Shares for certain allocated expenses of providing personal services to, and/or maintaining accounts of, holders of Institutional Shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Dreyfus Corporation, and not the Fund, currently reimburses Dreyfus Service Corporation for any such allocated expenses with respect to Institutional Shares. See "Management of the Funds."

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Ordinarily, dividends are declared from net investment income on each day the New York Stock Exchange or the Transfer Agent, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, or the New York Stock Exchange, as to each other Fund, is open for business. Institutional Shares begin earning income dividends on the day the purchase order is effective. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Institutional Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Institutional Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Institutional Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.


     Dividends paid by each Tax Exempt Fund derived from Taxable Investments, and dividends paid by each other Fund derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in additional Fund shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund, if any, generally are taxable as long-term capital gains for Federal income tax purposes regardless of how long the owner of the Fund shares has held the shares and whether such distributions are received in cash or reinvested in additional Fund shares if the owner of Fund shares is a citizen or resident of the United States. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Under the Code, interest on indebtedness incurred or continued to purchase or carry Portfolio shares which is deemed to relate to exempt-interest dividends is not deductible.


     Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by each Tax Exempt Fund will not be subject to Federal income tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City income taxes. Dividends and distributions of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management may be subject to certain state and local taxes. Although all or a substantial portion of the dividends paid by each Tax Exempt Fund may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If a Tax Exempt Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.


     Dividends paid by Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by these Funds may be subject to state and local corporate income and/or franchise taxes. In addition, in certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. Each of these Funds intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.


     Municipalities may invest their surplus funds, including funds which are subject to arbitrage rebate requirements of Section 148 of the Code, in Dreyfus Government Prime Cash Management. Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state, territory, or political subdivision thereof. To the extent that investments in the Fund are made in connection with such functions, states and their political subdivisions will not be subject to federal taxation on income or gains derived from an investment in the Fund. The Fund does not meet currently defined exceptions to the arbitrage rebate requirements, and a portion or all of the earnings distributed by the Fund may be required to be paid over to the U.S. Treasury as rebatable arbitrage earnings in accordance with the provisions of the Code.

     Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.

     Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For each Tax Exempt Fund, these statements will set forth the dollar amount of income exempt from Federal tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City taxes, and the dollar amount, if any, subject to such tax. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If a Tax Exempt Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

     The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.

     Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.


     A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

     Management believes that each Fund (except Dreyfus Government Prime Cash Management, which has not completed a fiscal period) has qualified for the fiscal year ended January 31, 1998 as a "regulated investment company" under the Code. It is expected that Dreyfus Government Prime Cash Management will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of shareholders. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


     Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.

                               GENERAL INFORMATION


     Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management are separate series of Dreyfus Government Cash Management Funds (the "Company"), an open-end management investment company. Each other Fund is a separate open-end, management investment company. Dreyfus Cash Management, the Company, and Dreyfus Tax Exempt Cash Management were incorporated under Maryland law on December 6, 1984, February 1, 1984, and January 27, 1984, respectively, and commenced operations in March, 1985. On May 22, 1987, each was reorganized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Previously, the Company's name was Dreyfus Government Cash Management. Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Treasury Cash Management and Dreyfus Treasury Prime Cash Management were organized as unincorporated business trusts under the laws of the Commonwealth of Massachusetts pursuant to separate Agreements and Declarations of Trust, and commenced operations on November 4, 1991, October 15, 1990, September 4, 1986, and December 27, 1988, respectively. Each of these Funds is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share.


     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of a Fund. However, each Fund's Agreement and Declaration of Trust (each, a "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Each Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund organized as a Massachusetts business trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund. Each of these Funds intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of its shareholders for liabilities of the Fund.

     Dreyfus Cash Management Plus was incorporated under Maryland law on August 12, 1987, commenced operations on October 6, 1987, and is authorized to issue 15 billion shares of common stock, par value $.001 per share.

     Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law or with respect to any matter which affects only one class.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority, in the case of Dreyfus Cash Management Plus, or two-thirds, in the case of each other Fund, of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time less than a majority of the Board members then holding office have been elected by shareholders.


DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS -- The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. To date, the Company's Board has authorized the creation of two series of shares -- Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management. All consideration received by the Company for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolio. The Company has the ability to create, from time to time, new series without shareholder approval.


ALL FUNDS -- The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.

     Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556- 0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Institutional Shares should call such institution directly.

     The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board believes that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

     Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. The Board members with respect to each Fund have considered this factor in approving the use of this combined Prospectus.

                                    APPENDIX

INVESTMENT TECHNIQUES


BORROWING MONEY -- Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments. In addition, Dreyfus Cash Management Plus may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.

LENDING PORTFOLIO SECURITIES (DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) -- Each of these Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Each Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% (20% as to Dreyfus Government Cash Management), of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash or, as to Dreyfus Cash Management Plus, cash equivalents, U.S. Government securities, or other high quality liquid debt securities, or, as to Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management, U.S. Treasury securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by a Fund at any time upon specified notice. Each Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


REVERSE REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT PLUS) -- The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.


FORWARD COMMITMENTS (DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase its portfolio securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the commitment.


CERTAIN PORTFOLIO SECURITIES


U.S. TREASURY SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT) -- Each of these Funds may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes, and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) -- Each of these Funds, in addition to U.S. Treasury securities, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS TREASURY CASH MANAGEMENT) -- Each of these Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.


BANK OBLIGATIONS (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- Each of these Funds may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks. Dreyfus Cash Management also may purchase other short-term obligations issued by London branches of domestic banks and other banking institutions. Dreyfus Cash Management Plus also may purchase other short-term obligations issued by foreign subsidiaries or foreign branches (such as London branches) of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, each Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Funds -- Investment Considerations and Risks -- Foreign Securities."


     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations. The other corporate obligations in which each of these Funds may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).

 FLOATING AND VARIABLE RATE OBLIGATIONS (DREYFUS CASH
MANAGEMENT PLUS) -- The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

ASSET-BACKED SECURITIES (DREYFUS CASH MANAGEMENT PLUS) -- The asset- backed securities in which the Fund may invest are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institutions providing the credit support.

MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


STAND-BY COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. These Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and none of these Funds intends to exercise its rights thereunder for trading purposes. These Funds may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

TAXABLE INVESTMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- To the extent set forth in this Prospectus, each of these Funds may invest in Taxable Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. See "Certain Portfolio Securities" above and "Investment Objective and Management Policies -- Portfolio Securities" in the Statement of Additional Information for more information on Taxable Investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and, with respect to Dreyfus Tax Exempt Cash Management, in Municipal Obligations the interest of which gives rise to a preference item for the purpose of the alternative minimum tax. If a Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, none of the Funds anticipate that more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. ILLIQUID SECURITIES -- Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, each Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[This Page Intentionally Left Blank]

PROSPECTUS

DREYFUS CASH MANAGEMENT
DREYFUS CASH MANAGEMENT PLUS, INC.
DREYFUS GOVERNMENT CASH MANAGEMENT
DREYFUS GOVERNMENT PRIME CASH MANAGEMENT
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS TAX EXEMPT CASH MANAGEMENT
DREYFUS TREASURY CQSH MANAGEMENT
DREYFUS TREASURY PRIME CASH MANAGEMENT
INSTITUTIONAL SHARES

DREYFUS

COMBINED PROSPECTUS                             FEBRUARY 23, 1998


                         DREYFUS CASH MANAGEMENT FUNDS
                             ADMINISTRATIVE SHARES


     DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, INC., DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, DREYFUS TREASURY PRIME CASH MANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (EACH A "FUND") ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQ UIDITY AND, IN THE CASE OF DREYFUS MUNICIPAL CASH MANAGEMENT PLUS AND DREYFUS TAX EXEMPT CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE, AND NEW YORK CITY INCOME TAXES.

     EACH FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS , ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIREC TLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR A CCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.

     BY THIS PROSPECTUS, EACH FUND IS OFFERING ADMINISTRATIVE SHARES. ADMINISTRATIVE SHARES BEAR CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. INVESTORS CAN INVEST, REINVEST OR REDEEM ADMINISTRATIVE SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY EACH FUND PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS, WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.


     THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER.

     AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     SINCE DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN A SINGLE ISSUER, AN INVESTMENT IN IT MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.


     EACH FUND IS A SEPARATE INVESTMENT PORTFOLIO, EACH WITH OPERATIONS AND RESULTS WHICH ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER NINE INVESTMENT CHOICES IN ONE DOCUMENT.


     THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


     A STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 23, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP:// WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-346-3621.


     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             TABLE OF CONTENTS
                                                                       Page
     Annual Fund Operating Expenses...........................           3
     Condensed Financial Information..........................           4
     Yield Information........................................           7
     Description of the Funds.................................           7
     Management of the Funds..................................          10
     How to Buy Shares........................................          11
     Shareholder Services.....................................          13
     How to Redeem Shares.....................................          13
     Service Plan.............................................          14
     Dividends, Distributions and Taxes.......................          14
     General Information......................................          16
     Appendix.................................................          18

                         ANNUAL FUND OPERATING EXPENSES
                  (as a percentage of average daily net assets)

                                                    ADMINISTRATIVE
                                                       SHARES
     Management Fees..........................          .20%
     12b-1 Fees (distribution and servicing)..          .10%
     Total Fund Operating Expenses............          .30%

EXAMPLE:
   An investor would pay the following expenses on a $1,000 investment, assuming
   (1) 5% annual return and (2) redemption at the end of each time period:

                                                       ADMINISTRATIVE
                                                          SHARES
                       1 YEAR........                      $  3
                       3 YEARS.......                       $10
                       5 YEARS ......                       $17
                      10 YEARS.......                       $38

     THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

                                           The purpose of

     the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Administrative Shares, the payment of which will reduce investors' annual return. As to each Fund's Administrative Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .10 of 1% of the value of the Fund's average daily net assets attributable to Administrative Shares. Institutions and certain Service Agents (as defined below) effecting transactions in Administrative Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Service Plan."

                        CONDENSED FINANCIAL INFORMATION

     The information in the following tables has been audited (except as indicated) by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, and report of independent auditors for each Fund accompany the Statement of Additional Information, available upon request.

                              FINANCIAL HIGHLIGHTS

     Contained below for each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first reporting period) is per share operating performance data for an Administrative Share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.

                                                   DREYFUS CASH MANAGEMENT

                                                              Six Months Ended
                                          Period Ended        July 31, 1997
                                         January 31, 1997(1)     (Unaudited)


PER SHARE DATA:
Net asset value, beginning of period......     $1.00               $1.00

 INVESTMENT OPERATIONS:
Investment income-net.....................      .010                .026

 DISTRIBUTIONS:
Dividends from investment income-net......     (.010)              (.026)

Net asset value, end of period............     $1.00               $1.00


TOTAL INVESTMENT RETURN...................      5.22%(2)            5.32%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.....     .30%(2)             .30%(2)
Ratio of net investment income to average
    net assets                                  3.74%(2)            5.27%(2)
Net Assets, end of period...................    $100         $28,000,000

(1) From November 21, 1996 (commencement of initial offering) to
    January 31, 1997.
(2) Annualized.

                                            DREYFUS CASH MANAGEMENT PLUS, INC.
                                                              Six Months Ended
                                            Period Ended        July 31, 1997
                                          January 31, 1997(1)     (Unaudited)


PER SHARE DATA:
Net asset value, beginning of period......       $1.00               $1.00

 INVESTMENT OPERATIONS:
Investment income-net.....................        .010                .027

 DISTRIBUTIONS:

DIVIDENDS FROM INVESTMENT INCOME-NET......       (.010)              (.027)

Net asset value, end of period............       $1.00               $1.00

TOTAL INVESTMENT RETURN...................        5.22%(2)            5.42%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets...        .30%(2)             .30%(2)
Ratio of net investment income to average
   net assets                                    4.99%(2)            5.35%(2)
Net Assets, end of period (000's omitted)....    $199             $54,000

(1) From November 21, 1996 (commencement of initial offering) to
    January 31, 1997.
(2) Annualized.

                                             DREYFUS GOVERNMENT CASH MANAGEMENT

                                                            Six Months Ended
                                             Period Ended     July 31, 1997
                                          January 31, 1997(1)     (Unaudited)



PER SHARE DATA:
Net asset value, beginning of period......       $1.00               $1.00

 INVESTMENT OPERATIONS:
Investment income-net.....................        .010                .026

 DISTRIBUTIONS:
DIVIDENDS FROM INVESTMENT INCOME-NET......       (.010)              (.026)
Net asset value, end of period............       $1.00               $1.00

TOTAL INVESTMENT RETURN...................        5.17%(2)            5.32%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets....        .30%(2)             .30%(2)
Ratio of net investment income to average
  net assets                                      5.15%(2)            5.27%(2)
Net Assets, end of period (000's omitted)....  $36,900             $25,000

(1)  From November 21, 1996 (commencement of initial offering) to
     January 31, 1997.
(2)  Annualized.


                                             DREYFUS TREASURY CASH MANAGEMENT

                                                              Six Months Ended
                                            Period Ended        July 31, 1997
                                         January 31, 1997(1)     (Unaudited)

PER SHARE DATA:
Net asset value, beginning of period.....        $1.00               $1.00

 INVESTMENT OPERATIONS:
Investment income-net....................         .010                .025

 DISTRIBUTIONS:
Dividends from investment income-net.....        (.010)              (.025)

Net asset value, end of period...........        $1.00               $1.00

TOTAL INVESTMENT RETURN..................         5.07%(2)            5.18%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets...        .30%(2)             .30%(2)
Ratio of net investment income to average
   net assets                                    4.25%(2)            5.13%(2)
Net Assets, end of period.................       $100                $100

(1)  From November 21, 1996 (commencement of initial offering) to
     January 31, 1997.
(2)  Annualized.


                                        DREYFUS TREASURY PRIME CASH MANAGEMENT

                                                              Six Months Ended
                                            Period Ended        July 31, 1997
                                        January 31, 1997(1)     (Unaudited)


PER SHARE DATA:
Net asset value, beginning of period....      $1.00               $1.00

 INVESTMENT OPERATIONS:
Investment income-net...................       .010                .025

 DISTRIBUTIONS:
Dividends from investment income-net....      (.010)              (.025)
Net asset value, end of period..........      $1.00               $1.00

TOTAL INVESTMENT RETURN.................       4.97%(2)            5.12%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets..       .30%(2)             .30%(2)
Ratio of net investment income to average
   net assets                                  4.91%(2)            5.05%(2)
Net Assets, end of period................      $100                $100

(1)    From November 21, 1996 (commencement of initial offering) to
       January 31, 1997.
(2)    Annualized.


                                               DREYFUS MUNICIPAL CASH MANAGEMENT PLUS

                                                                                          Six Months Ended
                                                     Period Ended     One Month Ended     July 31, 1997
                                                   December 31, 1996(1)    January 31, 1997*   (Unaudited)

PER SHARE DATA:

Net asset value, beginning of period..                 $1.00             $1.00               $1.00

 INVESTMENT OPERATIONS:
Investment income-net.................                 .0004              .003                .017

 DISTRIBUTIONS:
Dividends from investment income-net...               (.0004)            (.003)              (.017)

Net asset value, end of period.........                $1.00             $1.00               $1.00

TOTAL INVESTMENT RETURN...............                  3.38%(2)          3.30%(2)            3.43%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.                 .30%(2)           .30%(2)             .30%(2)
Ratio of net investment income to average net assets    3.73%(2)          3.64%(2)            3.52%(2)
Net Assets, end of period...............                $100              $100                $100

(1) From November 21, 1996 (commencement of initial offering) to December 31, 1996.
(2) Annualized.
*   The Fund has changed its fiscal year end from December 31 to January 31. The information provided is from January 1, 1997 through January 31, 1997.


                                            DREYFUS TAX EXEMPT CASH MANAGEMENT

                                                              Six Months Ended
                                           Period Ended        July 31, 1997
                                        January 31, 1997(1)     (Unaudited)

Net asset value, beginning of period..         $1.00               $1.00

 INVESTMENT OPERATIONS:
Investment income-net.................          .006                .017

 DISTRIBUTIONS:
Dividends from investment income-net...        (.006)              (.017)
Net asset value, end of period.........        $1.00               $1.00

TOTAL INVESTMENT RETURN................         3.24%(2)            3.35%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets..        .30%(2)             .30%(2)
Ratio of net investment income to average
   net assets                                   3.54%(2)            3.52%(2)
Net Assets, end of period.................      $100                $100

(1)  From November 21, 1996 (commencement of initial offering) to
     January 31, 1997.
(2)  Annualized.


                                                DREYFUS NEW YORK MUNICIPAL
                                                     CASH MANAGEMENT

                                                              Six Months Ended
                                           Period Ended        July 31, 1997
                                         January 31, 1997(1)     (Unaudited)

Net asset value, beginning of period........    $1.00               $1.00

 INVESTMENT OPERATIONS:
Investment income-net.......................     .006                .016
 DISTRIBUTIONS:
Dividends from investment income-net........    (.006)              (.016)
Net asset value, end of period..............    $1.00               $1.00

TOTAL INVESTMENT RETURN.....................     3.24%(2)            3.31%(2)
RATIOS/SUPPLEMENTAL DATA:

RATIO OF EXPENSES TO AVERAGE NET ASSETS......     .30%(2)             .30%(2)
Ratio of net investment income to average
   net assets                                    3.24%(2)            3.60%(2)
Net Assets, end of period....................    $100                $100

(1)   From November 21, 1996 (commencement of initial offering) to
      January 31, 1997.
(2)   Annualized.

                                YIELD INFORMATION

     From time to time, each Fund advertises the yield and effective yield of its Administrative Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Administrative Shares of the Fund refers to the income generated by an investment in Administrative Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Administrative Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Administrative Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."

     As to Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management (collectively, the "Tax Exempt Funds"), tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of Dreyfus New York Municipal Cash Management, typically the highest combined Federal, New York State, and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.

     Yield information is useful in reviewing the performance of a Fund's Administrative Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor(TM), IBC's Money Fund Report(TM), Morningstar, Inc. and other industry publications.

                            DESCRIPTION OF THE FUNDS
GENERAL

     WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING SHARES OF THE FUND AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law.

INVESTMENT OBJECTIVE

     The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management only, which is exempt from Federal income tax, and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from Federal, New York State, and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its investment objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

MANAGEMENT POLICIES

     Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.

     In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, in the case of Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. Moreover, Dreyfus Cash Management and Dreyfus Cash Management Plus will purchase only instruments so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch IBCA, Inc. ("Fitch"), and Thomson BankWatch, Inc. and their rating criteria are described in the applicable "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.

   Each Fund except Dreyfus New York Municipal Cash Management is classified as a diversified investment company. Dreyfus New York Municipal Cash Management is classified as a non-diversified investment company.

DREYFUS CASH MANAGEMENT -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks or London branches of domestic banks, repurchase agreements, and high grade commercial paper and other short-term corporate obligations. During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below and "Appendix--Certain Portfolio Securities."


DREYFUS CASH MANAGEMENT PLUS -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and thrift institutions, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. See "Appendix -- Investment Techniques." In addition, the Fund may lend portfolio securities and enter into reverse repurchase agreements. See "Appendix--Certain Portfolio Securities." During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below.


DREYFUS GOVERNMENT CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities." In addition, the Fund may lend portfolio securities. See "Appendix--Investment Techniques--Lending Portfolio Securities."


DREYFUS GOVERNMENT PRIME CASH MANAGEMENT -- The Fund invests only in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. See "Appendix--Certain Portfolio Securities." In addition, the Fund may lend its portfolio securities. See "Appendix--Investment Techniques --Lending Portfolio Securities." The Fund does not invest in repurchase agreements or any other type of money market instrument or security.


DREYFUS TREASURY CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities."

DREYFUS TREASURY PRIME CASH MANAGEMENT -- The Fund invests only in securities issued and guaranteed as to principal and interest by the U.S. Government. These securities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. See "Appendix--Certain Portfolio Securities." The Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the U.S. Government or any other type of money market instrument or security.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS -- The Fund invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix--Certain Portfolio Securities."

     From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non- governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.

     From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix--Certain Portfolio Securities--Taxable Investments."

DREYFUS TAX EXEMPT CASH MANAGEMENT -- The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that the Fund will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that, under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State, and New York City income taxes (collectively, "New York Municipal Obligations"). The remainder of the Fund's assets may be invested in securities which are not New York Municipal Obligations and, therefore, may be subject to Federal, New York State, and New York City income taxes. To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations which are subject to New York State and New York City income taxes, and in Taxable Investments. See "Investment Considerations and Risks -- Investing in New York Municipal Obligations" below, "Dividends, Distributions and Taxes" and "Appendix -- Certain Portfolio Securities."

INVESTMENT CONSIDERATIONS AND RISKS

GENERAL -- Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

BANK SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) --
To the extent each of these Funds' investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. Each Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

FOREIGN SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT
PLUS) -- Each of these Funds may invest in securities issued by London branches of domestic banks, and Dreyfus Cash Management Plus may invest in securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Accordingly, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.


INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each of these Funds may be subject to greater risk as compared to a fund that does not follow this practice.


     Certain municipal lease/purchase obligations in which each of these Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

     Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in either of these Funds. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by these Funds so as to adversely affect Fund shareholders, each Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL
CASH MANAGEMENT) -- Since Dreyfus New York Municipal Cash Management is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. Investors should consider carefully the special risks inherent in investing principally in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal years 1993 through 1997, the State recorded balanced budgets on a cash basis, with positive fund balances in the General Fund. New York State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a cash surplus in the General Fund of approximately $1.4 billion. There can be no assurance that the State will not face substantial potential budget gaps in future years. Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The classification of Dreyfus New York Municipal Cash Management as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

SIMULTANEOUS INVESTMENTS -- Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                             MANAGEMENT OF THE FUNDS


     INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1998, The Dreyfus Corporation managed or administered approximately $96 billion in assets for approximately 1.7 million investor accounts nationwide.

     The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under separate Management Agreements related to each Fund, subject to the authority of the Board in accordance with applicable law.


     Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $299 billion in assets as of September 30, 1997, including approximately $102 billion in proprietary mutual fund assets. As of September 30, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.488 trillion in assets, including approximately $60 billion in mutual fund assets.


     For each Fund's most recent fiscal year end (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year), each Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.


     As to each Fund's Administrative Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund:
(i)the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .10 of 1% of the value of the Fund's average daily net assets attributable to Administrative Shares. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.

     In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, TheDreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.

     The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.

DISTRIBUTOR -- The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian (the "Custodian").

                                HOW TO BUY SHARES
GENERAL

     The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Administrative Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor
(i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.

     The minimum initial investment to purchase Administrative Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of any Fund or Dreyfus Institutional Short Term Treasury Fund; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.

     Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") may impose certain conditions on their clients which are different from those described in this Prospectus and, to the extent permitted by applicable regulatory authority, may charge their clients fees in connection with purchases of Administrative Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.

     Administrative Shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.


     Administrative Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian or other entity authorized to receive orders on behalf of the Fund. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


     Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT
CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT (as indicated) -- Each of these Funds' net asset value per share is determined twice daily: (i) as of 5:00 p.m., New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange or, as to Dreyfus Cash Management and Dreyfus Cash Management Plus, the New York Stock Exchange or the Transfer Agent, is open for business.




     Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.


     As to each Fund except Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 5:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.

     As to Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management only, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 3:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day. Orders for shares placed between 3:00 p.m. and 5:00 p.m., New York time, will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order and any funds received will be returned promptly to the sending institution.


     Orders effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT,
AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- Each of these Funds' net asset value per share is determined twice daily: (i) as of 12:00 Noon, New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange is open for business.




     Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will be effective at the price determined at 12:00 Noon, New York time, on that day. Shares so purchased will receive the dividend declared on that day.

     Orders effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.

                              SHAREHOLDER SERVICES

FUND EXCHANGES -- An investor may purchase, in exchange for Administrative Shares of a Fund, Administrative Shares of any other Fund. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the Fund into which the exchange is made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Automated Facilities and the dividend/capital gain distribution option selected by the investor.

     To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares-- Procedures." Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."

   An investor who wishes to redeem Administrative Shares and purchase shares of another class of a Fund should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain and review a copy of the current prospectus for the relevant share class which the investor wishes to purchase.

DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi- monthly, monthly, quarterly or annual basis), in exchange for Administrative Shares of a Fund, in Administrative Shares of any other Fund if the investor is a shareholder in such Fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."

                              HOW TO REDEEM SHARES

GENERAL

     Investors may request redemption of Administrative Shares at any time and the shares will be redeemed at the next determined net asset value.

     None of the Funds imposes charges when Administrative Shares are redeemed. Service Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


     Each Fund ordinarily will make payment for all Administrative Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division or other entity authorized to receive orders on behalf of the Fund of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.

DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT
CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian by 5:00 p.m., New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.


DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT,
AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.

PROCEDURES

     Investors may redeem Administrative Shares by wire or telephone, or through a compatible automated interface or trading system, as described below.

     If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Administrative Shares. In such cases, investors should consider using the other redemption procedures described herein.

REDEMPTION BY WIRE OR TELEPHONE -- Investors may redeem Administrative
Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Administrative Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.

REDEMPTION THROUGH COMPATIBLE AUTOMATED FACILITIES -- Each Fund makes available to institutions the ability to redeem shares through a compatible automated interface or trading system. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their automated facilities are compatible and to receive instructions for redeeming Administrative Shares in this manner.

                                  SERVICE PLAN


     Each Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Administrative Shares. Under each Service Plan, the Fund (a) reimburses the Distributor for distributing Administrative Shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Administrative Shares and for providing certain services relating to shareholder accounts for Administrative Shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .10 of 1% of the value of the Fund's average daily net assets attributable to Administrative Shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Administrative Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. Generally, the Service Agent will provide holders of Administrative Shares a consolidated statement. The fee payable for Servicing is intended to be a "service fee" as defined under the Conduct Rules of the National Association of Securities Dealers, Inc. The fees payable under the Service Plan are payable without regard to actual expenses incurred.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Ordinarily, dividends are declared from net investment income on each day the New York Stock Exchange or the Transfer Agent, as to Dreyfus Cash Management and Dreyfus Cash Management Plus, or the New York Stock Exchange only, as to each other Fund, is open for business. Administrative Shares begin earning income dividends on the day the purchase order is effective. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Administrative Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Administrative Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Administrative Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.

     Dividends paid by each Tax Exempt Fund derived from Taxable Investments, and dividends paid by each other Fund derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund, if any, generally are taxable as long-term capital gains for Federal income tax purposes regardless of how long the owner of the Fund shares has held the shares and whether such distributions are received in cash or reinvested in additional Fund shares if the owner of Fund shares is a citizen or resident of the United States. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.

     Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by each Tax Exempt Fund will not be subject to Federal income taxes and, as to Dreyfus New York Municipal Cash Management, New York State and New York City income taxes. Dividends and distributions of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management may be subject to state and local taxes. Although all or a substantial portion of the dividends paid by each Tax Exempt Fund may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If a Tax Exempt Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.


     Dividends paid by Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by these Funds may be subject to state and local corporate income and/or franchise taxes. In addition, in certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. Each of these Funds intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.

     Municipalities may invest their surplus funds, including funds which are subject to arbitrage rebate requirements of Section 148 of the Code, in Dreyfus Government Prime Cash Management. Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state, territory, or political subdivision thereof. To the extent that investments in the Fund are made in connection with such functions, states and their political subdivisions will not be subject to federal taxation on income or gains derived from an investment in the Fund. The Fund does not meet currently defined exceptions to the arbitrage rebate requirements, and a portion or all of the earnings distributed by the Fund may be required to be paid over to the U.S. Treasury as rebatable arbitrage earnings in accordance with the provisions of the Code.


     Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.

     Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For each Tax Exempt Fund, these statements will set forth the dollar amount of income exempt from Federal tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City taxes, and the dollar amount, if any, subject to such tax. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If a Tax Exempt Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

     The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.

     Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

     A TIN is either the Social Security number, IRS individual taxpayer number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


     Management believes that each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year) has qualified for the fiscal year ended January 31, 1998 as a "regulated investment company" under the Code. It is expected that Dreyfus Government Prime Cash Management will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


     Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.

                               GENERAL INFORMATION


     Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management are separate series of Dreyfus Government Cash Management Funds (the "Company"), an open-end management investment company. Each other Fund is a separate open-end management investment company. Dreyfus Cash Management, the Company, and Dreyfus Tax Exempt Cash Management were incorporated under Maryland law on December 6, 1984, February 1, 1984, and January 27, 1984, respectively, and commenced operations in March, 1985. On May 22, 1987, each of these Funds was reorganized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Previously, the Company's name was Dreyfus Government Cash Management. Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management were organized as unincorporated business trusts under the laws of the Commonwealth of Massachusetts pursuant to separate Agreements and Declarations of Trust and commenced operations on November 4, 1991, October 15, 1990, September 4, 1986, and December 27, 1988, respectively. Each of these Funds is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share.


     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of a Fund. However, each Fund's Agreement and Declaration of Trust (each, a "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Each Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund organized as a Massachusetts business trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund. Each of these Funds intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of its shareholders for liabilities of the Fund.

     Dreyfus Cash Management Plus was incorporated under Maryland law on August 12, 1987, commenced operations on October 6, 1987, and is authorized to issue 15 billion shares of common stock, par value $.001 per share.

     Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Holders of Administrative Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Funds to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority, in the case of Dreyfus Cash Management Plus, or two-thirds, in the case of each other Fund, of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time less than a majority of the Board members then holding office have been elected by shareholders.

DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS -- The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. To date, the Company's Board has authorized the creation of two series of shares --- Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management. All consideration received by the Company for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolio. The Company has the ability to create, from time to time, new series without shareholder approval.

ALL FUNDS -- The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.

     Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556- 0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Administrative Shares should call such institution directly.

     The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board believes that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

     Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. Each Fund's Board has considered this factor in approving the use of this combined Prospectus.

                                    APPENDIX

INVESTMENT TECHNIQUES


BORROWING MONEY -- Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments. In addition, Dreyfus Cash Management Plus may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.

LENDING PORTFOLIO SECURITIES (DREYFUS CASH MANAGEMENT PLUS, DREYFUS
GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) -- Each of these Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Each Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% (20% as to Dreyfus Government Cash Management) of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash or, as to Dreyfus Cash Management Plus, cash equivalents, U.S. Government securities, or other high quality liquid debt securities, or, as to Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management, U.S. Treasury securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by a Fund at any time upon specified notice. Each Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


REVERSE REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT PLUS) -- The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.


FORWARD COMMITMENTS (DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASHMANAGEMENT, DREYFUS GOVERNMENT PRIME CASHMANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase its portfolio securities securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the commitment.


CERTAIN PORTFOLIO SECURITIES


U.S. TREASURY SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT
PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT) -- Each of these Funds may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

     U.S. GOVERNMENT SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) -- Each of these Funds, in addition to U.S. Treasury securities, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT
PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS TREASURY CASH MANAGEMENT) -- Each of these Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

BANK OBLIGATIONS (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS)
-- Each of these Funds may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks. Dreyfus Cash Management also may purchase other short-term obligations issued by London branches of domestic banks and other banking institutions. Dreyfus Cash Management Plus also may purchase other short-term obligations issued by foreign subsidiaries or foreign branches (such as London branches) of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, each Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Funds -- Investment Considerations and Risks -- Foreign Securities."

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS)
-- Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations. The other corporate obligations in which each of these Funds may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).

FLOATING AND VARIABLE RATE OBLIGATIONS (DREYFUS CASH MANAGEMENT PLUS) --
The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

ASSET-BACKED SECURITIES (DREYFUS CASH MANAGEMENT PLUS) -- The asset-backed securities in which the Fund may invest are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institutions providing the credit support.

MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short- term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS MUNICIPAL CASH
MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

STAND-BY COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. These Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and none of these Funds intends to exercise its rights thereunder for trading purposes. These Funds may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

TAXABLE INVESTMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- To the extent set forth in this Prospectus, each of these Funds may invest in Taxable Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations and repurchase agreements in respect of any of the foregoing. See "Certain Portfolio Securities" above and "Investment Objective and Management Policies -- Portfolio Securities" in the Statement of Additional Information for more information on Taxable Investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and, with respect to Dreyfus Tax Exempt Cash Management, Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, none of the Funds anticipate that more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

ILLIQUID SECURITIES -- Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, each Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.


     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in each Fund's official sales literature in connection with the offer of such Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by a Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

  [THIS PAGE INTENTIONALLY LEFT BLANK]

(C) 1998 DREYFUS SERVICE CORPORATION                      CMGT/P0298ADM

PROSPECTUS

DREYFUS CASH MANAGEMENT
DREYFUS CASH MANAGEMENT PLUS, INC.
DREYFUS GOVERNMENT CASH MANAGEMENT
DREYFUS GOVERNMENT PRIME CASH MANAGEMENT
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS TAX EXEMPT CASH MANAGEMENT
DREYFUS TREASURY CASH MANAGEMENT
DREYFUS TREASURY PRIME CASH MANAGEMENT
ADMINISTRATIVE SHARES

DREYFUS

COMBINED PROSPECTUS                                    FEBRUARY 23, 1998


                          DREYFUS CASH MANAGEMENT FUNDS
                                INVESTOR SHARES


     DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, INC., DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, DREYFUS TREASURY PRIME CASH MANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (EACH, A "FUND") ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY AND, IN THE CASE OF DREYFUS MUNICIPAL CASH MANAGEMENT PLUS AND DREYFUS TAX EXEMPT CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL CASH MANA GEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE, AND NEW YORK CITY INCOME TAXES.


     EACH FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS , ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.

     BY THIS PROSPECTUS, EACH FUND IS OFFERING INVESTOR SHARES. INVESTOR SHARES BEAR CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. INVESTORS CAN INVEST, REINVEST OR REDEEM INVESTOR SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY EACH FUND PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS, WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.

     THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER.

     AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     SINCE DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN A SINGLE ISSUER, AN INVESTMENT IN IT MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.


     EACH FUND IS A SEPARATE INVESTMENT PORTFOLIO, EACH WITH OPERATIONS AND RESULTS WHICH ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER NINE INVESTMENT CHOICES IN ONE DOCUMENT.


     THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


     A STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 23, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-346-3621.


     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT rISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                                                                      Page
Annual Fund Operating Expenses......................................... 3
Condensed Financial Information........................................ 4
Yield Information...................................................... 7
Description of the Funds............................................... 7
Management of the Funds................................................ 10
How to Buy Shares...................................................... 11
Shareholder Services................................................... 13
How to Redeem Shares................................................... 13
Service Plan........................................................... 14
Dividends, Distributions and Taxes..................................... 15
General Information.................................................... 16
Appendix............................................................... 18

                         ANNUAL FUND OPERATING EXPENSES
                  (as a percentage of average daily net assets)

                                                                 INVESTOR
                                                                  SHARES
     Management Fees........................................        .20%
     12b-1 Fees (distribution and servicing)................        .25%
     Total Fund Operating Expenses..........................        .45%

EXAMPLE:
   An investor would pay the following expenses on a $1,000
   investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                    INVESTOR
                                                                    SHARES
                1 YEAR.......................................        $  5
                3 YEARS......................................         $14
                5 YEARS .....................................         $25
               10 YEARS......................................         $57

     THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

     The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Investor Shares, the payment of which will reduce investors' annual return. As to each Fund's Investor Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor Shares. Institutions and certain Service Agents (as defined below) effecting transactions in Investor Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Service Plan."

                         CONDENSED FINANCIAL INFORMATION

     THE INFORMATION IN THE FOLLOWING TABLES HAS BEEN AUDITED (EXCEPT AS INDICATED) BY ERNST & YOUNG LLP, EACH FUND'S INDEPENDENT AUDITORS. FURTHER FINANCIAL DATA, RELATED NOTES, REPORT OF INDEPENDENT AUDITORS FOR EACH FUND ACCOMPANY THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE UPON REQUEST.

                              FINANCIAL HIGHLIGHTS

     Contained below for each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first reporting period) is per share operating performance data for an Investor Share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.

                                                                           DREYFUS CASH MANAGEMENT
                                                                                             SIX MONTHS ENDED
                                               YEAR ENDED JANUARY 31,                           JULY 31, 1997
                                             1994(1)        1995       1996      1997               (UNAUDITED)

PER SHARE DATA:
  Net asset value, beginning of period..       $1.00         $1.00      $1.00      $1.00             $1.00
                                               -----         -----      -----      -----             -----

  INVESTMENT OPERATIONS:
  Investment income-net.................        .002          .040       .056       .050              .025
                                                ----          ----       ----       ----              ----
  DISTRIBUTIONS:
  Dividends from investment income-net..       (.002)        (.040)     (.056)     (.050)            (.025)
                                               -----         -----      -----      -----             -----
  Net asset value, end of period........       $1.00         $1.00      $1.00      $1.00             $1.00
                                               =====         =====      =====      =====             =====

TOTAL INVESTMENT RETURN.................        2.82%(2)      4.03%      5.76%      5.13%            5.18%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets        .45%(2)       .45%       .45%       .45%             .45%(2)
  Ratio of net investment income to average
   net assets                                   2.83%(2)      3.94%      5.54%      5.02%            5.11%(2)
  Net Assets, end of period (000's omitted)  $52,272       $85,334   $430,302    580,582         $462,000

(1) From January 10, 1994 (commencement of initial offering) to January 31, 1994.
(2) Annualized.

                                                                 DREYFUS CASH MANAGEMENT PLUS, INC.

                                                                                 FOUR MONTHS    SIX MONTHS
                                                                                   ENDED           ENDED
                                                  YEAR ENDED SEPTEMBER 30,       JANUARY 31,    JULY 31, 1997
                                                 1994(1)   1995         1996       1997*         (UNAUDITED)

PER SHARE DATA:
  Net asset value, beginning of period........  $1.00      $1.00        $1.00      $1.00       $1.00
                                                -----      -----        -----      -----       -----
  Investment Operations:
  Investment income-net........................  .025       .055         .052       .017        .026
                                                 ----       ----         ----       ----        ----

  Distributions:
  Dividends from investment income-net......... (.025)     (.055)       (.052)     (.017)      (.026)
                                                -----      -----         -----      -----       -----

  Net asset value, end of period............... $1.00      $1.00        $1.00      $1.00       $1.00
                                                =====      =====        =====      =====       =====

TOTAL INVESTMENT RETURN.......................   3.61%(2)   5.61%        5.33%      5.10%(2)    5.26%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.....    .45%(2)    .45%         .45%       .45%(2)     .45%(2)
  Ratio of net investment income to average
    net assets................................   4.00%(2)   5.66%        5.19%      5.07%(2)    5.20%(2)
  Net Assets, end of period (000's omitted)... $6,087   $352,499     $629,251   $781,920    $833,000

(1) From January 24, 1994 (commencement of initial offering) to September 30, 1994.
(2) Annualized.
*   The Fund has changed its fiscal year end from September 30 to January 31.
    The information provided is from October 1, 1996 through January 31, 1997.

                                                           DREYFUS GOVERNMENT CASH MANAGEMENT
                                                                                                            SIX MONTHS ENDED
                                                                           YEAR ENDED JANUARY 31,             JULY 31, 1997
                                                                  1994(1)     1995       1996         1997       (UNAUDITED)

PER SHARE DATA:
  Net asset value, beginning of period.................           $1.00        $1.00      $1.00      $1.00       $1.00
                                                                  -----        -----      -----      -----       -----
  INVESTMENT OPERATIONS:
  Investment income-net................................            .002         .039       .056       .050        .025
                                                                   ----         ----       ----       ----        ----
  DISTRIBUTIONS:
  Dividends from investment income-net.................           (.002)       (.039)     (.056)     (.050)      (.025)
                                                                  -----        -----      -----      -----       -----
  Net asset value, end of period.......................           $1.00        $1.00      $1.00      $1.00       $1.00
                                                                  =====        =====      =====      =====        =====
TOTAL INVESTMENT RETURN................................            2.82%(2)     3.95%      5.75%      5.12%       5.16%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............             .45%(2)      .45%       .45%       .45%        .45%(2)
  Ratio of net investment income to average net assets             2.83%(2)     4.22%      5.49%      5.01%       5.11%(2)
  Net Assets, end of period (000's omitted)                     $15,097      $39,704   $451,665   $547,460    $699,000

(1)  From January 10, 1994 (commencement of initial offering) to January 31, 1994.
(2)  Annualized.

                                                                                    DREYFUS TREASURY CASH MANAGEMENT
                                                                                                     SIX MONTHS  SIX MONTHS
                                                                                                        ENDED       ENDED
                                                                       YEAR ENDED JULY 31,           JANUARY 31,   JULY 31, 1997
                                                                  1994(1)   1995      1996             1997*       (UNAUDITED)
PER SHARE DATA:
  Net asset value, beginning of period...................         $1.00     $1.00    $1.00            $1.00         $1.00
                                                                  -----     -----    -----            -----         -----
  Investment Operations:
  Investment income--net ................................          .018      .050     .051             .025          .025
                                                                   ----      ----     ----             ----          ----
  Distributions:
  Dividends from investment income-net...................        (.018)     (.050)   (.051)           (.025)        (.025)
                                                                 ------    ------    -----            -----         -----
  Net asset value, end of period.........................         $1.00     $1.00    $1.00            $1.00         $1.00
                                                                  =====     =====    =====            =====         =====

TOTAL INVESTMENT RETURN..................................          3.22%(2)  5.08%    5.25%            4.96%(2)      5.04%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets                           .45%(2)   .45%     .45%             .45%(2)       .45%(2)
  Ratio of net investment income to average net assets..           3.33%(2)  5.24%    5.05%            4.89%(2)      4.98%(2)
  Net Assets, end of period (000's omitted)                     $20,610   $39,047  $237,566        $330,415      $460,000

(1)  From January 10, 1994 (commencement of initial offering) to July 31, 1994.
(2)  Annualized.
* The Fund has changed its fiscal year end from July 31 to January 31. The information provided is from August 1,1996 through January 31, 1997.

                                                                               DREYFUS TREASURY PRIME CASH MANAGEMENT
                                                                                                        ELEVEN MONTHS  SIX MONTHS
                                                                                                        ENDED          ENDED
                                                                        YEAR ENDED FEBRUARY 28/29,      JANUARY 31,    JULY 31, 1997
                                                                     1994(1)    1995      1996           1997*        (UNAUDITED)

PER SHARE DATA:
  Net asset value, beginning of period.......................        $1.00     $1.00      $1.00          $1.00           $1.00
                                                                     -----     -----      -----          -----           -----
  Investment Operations:
  Investment income-net......................................         .004      .041       .053           .044            .024
                                                                      ----      ----       ----           ----            ----
  Distributions:
  Dividends from investment income-net........................       (.004)    (.041)     (.053)         (.044)           (.024)
                                                                     -----     -----      -----          -----            -----
  Net asset value, end of period..............................       $1.00     $1.00      $1.00          $1.00            $1.00
                                                                     =====     =====      =====          =====            =====

TOTAL INVESTMENT RETURN.......................................        2.77%(2)  4.13%      5.39%          4.88%(2)         4.96%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.....................         .45%(2)   .45%       .45%           .45%(2)          .45%(2)
  Ratio of net investment income to average net assets........        2.78%(2)  4.26%      5.21%          4.80%(2)         4.90%(2)
  Net Assets, end of period (000's omitted)...................     $53,916  $122,524   $255,618       $358,018         $314,000

(1)  From January 10, 1994 (commencement of initial offering) to February 28, 1994.
(2)  Annualized.
*    The Fund has changed its fiscal year end from the last day of February to January 31.
     The information provided is from March 1,1996 through January 31, 1997.


                                                                     DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
                                                                                                         ONE MONTH      SIX MONTHS
                                                                                                            ENDED        ENDED
                                                                    YEAR ENDED DECEMBER 31,               JANUARY 31,  JULY 31, 1997
                                                                1993(1)     1994      1995     1996        1997*       (UNAUDITED)
PER SHARE DATA:
  Net asset value, beginning of period...................       $1.00       $1.00    $1.00     $1.00      $1.00         $1.00
                                                                -----       -----    -----     -----      -----         -----
  INVESTMENT OPERATIONS:
  Investment income-net..................................        .005        .025     .035       .031      .003          .016
                                                                 ----        ----     ----       ----      ----          ----
  DISTRIBUTIONS:
  Dividends from investment income-net...................       (.005)      (.025)   (.035)     (.031)    (.003)        (.016)
                                                                -----       -----    -----      -----     -----         -----
  Net asset value, end of period.........................       $1.00       $1.00    $1.00      $1.00     $1.00         $1.00
                                                                =====       =====    =====      =====     =====         =====
TOTAL INVESTMENT RETURN..................................        2.12%(2)    2.51%    3.60%      3.18%     3.18%(2)      3.27%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets................         .45%(2)     .45%     .45%       .45%      .45%(2)        45%(2)
  Ratio of net investment income to
   average net assets.....................................       2.14%(2)    2.43%    3.51%      3.14%     3.13%(2)      3.20%(2)
  Net Assets, end of period (000's omitted)...............         $1      $1,410  $22,817    $45,828   $66,672       $38,000

(1)   From September 30, 1993 (commencement of initial offering) to December 31, 1993.
(2)   Annualized.
*     The Fund has changed its fiscal year end from December 31 to January 31. The information provided is from January 1, 1997 through January 31, 1997.

                                                                              DREYFUS TAX EXEMPT CASH MANAGEMENT
                                                                                                              SIX MONTHS ENDED
                                                                           YEAR ENDED JANUARY 31,             JANUARY 31, 1997
                                                                     1994(1)      1995       1996       1997       (UNAUDITED)
PER SHARE DATA:
  Net asset value, beginning of period........................       $1.00        $1.00       $1.00      $1.00         $1.00
                                                                     -----        -----       -----      -----         -----
  INVESTMENT OPERATIONS:
  Investment income-net.......................................        .001         .025        .034       .030          .016
                                                                      ----         ----        ----       ----          ----
  DISTRIBUTIONS:
  Dividends from investment income-net........................       (.001)       (.025)      (.034)     (.030)        (.016)
                                                                     -----        -----       -----      -----         -----
  Net asset value, end of period..............................       $1.00        $1.00       $1.00      $1.00         $1.00
                                                                     =====        =====       =====      =====         =====
TOTAL INVESTMENT RETURN.......................................       1.83%(2)      2.57%      3.46%      3.05%          3.19%(2)
RATIOS/SUPPLEMENTAL DATA:

  RATIO OF EXPENSES TO AVERAGE NET ASSETS.....................        .45%(2)       .45%       .45%       .45%           .45%(2)
  Ratio of net investment income to average net assets........       1.87%(2)      2.74%      3.39%      2.98%          3.21%(2)
  Net Assets, end of period (000's omitted)...................         $1       $47,427    $79,813    $44,431       $163,000

(1)   From January 10, 1994 (commencement of initial offering) to January 31, 1994.
(2)   Annualized.

                                                                             DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                                                                                                       SIX MONTHS       SIX MONTHS
                                                                                                         ENDED          ENDED
                                                                            YEAR ENDED JULY 31,         JANUARY 31,   JULY 31, 1997
                                                                      1994(1)        1995       1996      1997*        (UNAUDITED)
PER SHARE DATA:
  Net asset value, beginning of period.........................       $1.00         $1.00      $1.00      $1.00          $1.00
                                                                      -----         -----      -----      -----          -----
  Investment Operations:
  Investment income--net ......................................        .011          .032       .031       .015           .016
                                                                       ----          ----       ----       ----           ----
  Distributions:
  Dividends from investment income-net.........................       (.011)        (.032)      .031      (.015)         (.016)
                                                                      -----         -----       ----       -----         -----
  Net asset value, end of period...............................       $1.00         $1.00      $1.00      $1.00          $1.00
                                                                      =====         =====      =====      =====          =====
TOTAL INVESTMENT RETURN .......................................        2.02%(2)      3.20%      3.18%      3.04%(2)       3.17%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets......................         .45%(2)       .45%       .45%       .45%(2)        .45%(2)
  Ratio of net investment income to average net assets.........        2.12%(2)      2.81%      3.09%      3.03%(2)       3.17%(2)

   NET ASSETS, END OF PERIOD (000'S OMITTED)...................     $53,324         $6,023   $14,317     $8,398       $13,000

(1)  From January 18, 1994 (commencement of initial offering) to July 31, 1994.
(2)  Annualized.
*    The Fund has changed its fiscal year end from July 31 to January 31.
     The information provided is from August 1, 1996 through January 31, 1997.

                                YIELD INFORMATION

     From time to time, each Fund advertises the yield and effective yield of its Investor Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Investor Shares of the Fund refers to the income generated by an investment in Investor Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Investor Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Investor Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."

     As to Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management (collectively, the "Tax Exempt Funds"), tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of Dreyfus New York Municipal Cash Management, typically the highest combined Federal, New York State, and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.

     Yield information is useful in reviewing the performance of a Fund's Investor Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor(TM), IBC's Money Fund Report(TM), Morningstar, Inc. and other industry publications.

                            DESCRIPTION OF THE FUNDS

GENERAL

     WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING SHARES OF THE FUND AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law.

INVESTMENT OBJECTIVE

     The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management only, which is exempt from Federal income tax, and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from Federal, New York State, and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its investment objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

MANAGEMENT POLICIES

     Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.

     In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, in the case of Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. Moreover, Dreyfus Cash Management and Dreyfus Cash Management Plus will purchase only instruments so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch IBCA, Inc. ("Fitch"), and Thomson BankWatch, Inc. and their rating criteria are described in the applicable "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.

     Each Fund except Dreyfus New York Municipal Cash Management is classified as a diversified investment company. Dreyfus New York Municipal Cash Management is classified as a non-diversified investment company.

DREYFUS CASH MANAGEMENT -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks or London branches of domestic banks, repurchase agreements, and high grade commercial paper and other short-term corporate obligations. During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below and "Appendix--Certain Portfolio Securities."


DREYFUS CASH MANAGEMENT PLUS -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and thrift institutions, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. See "Appendix--Certain Portfolio Securities." In addition, the Fund may lend portfolio securities and enter into reverse repurchase agreements. See "Appendix -- Investment Techniques." During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below.


DREYFUS GOVERNMENT CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities." In addition, the Fund may lend portfolio securities. See "Appendix--Investment Techniques--Lending Portfolio Securities."


DREYFUS GOVERNMENT PRIME CASH MANAGEMENT -- The Fund invests only in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. See "Appendix--Certain Portfolio Securities." In addition, the Fund may lend its portfolio securities. See "Appendix -- Investment Techniques -- Lending Portfolio Securities." The Fund does not invest in repurchase agreements or any other type of money market instrument or security.


DREYFUS TREASURY CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities."

DREYFUS TREASURY PRIME CASH MANAGEMENT -- The Fund invests only in securities issued and guaranteed as to principal and interest by the U.S. Government. These securities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. See "Appendix--Certain Portfolio Securities." The Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the U.S. Government or any other type of money market instrument or security.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS -- The Fund invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix--Certain Portfolio Securities."

     From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non- governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.

     From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix--Certain Portfolio Securities--Taxable Investments."

DREYFUS TAX EXEMPT CASH MANAGEMENT -- The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that the Fund will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that, under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State, and New York City income taxes (collectively, "New York Municipal Obligations").The remainder of the Fund's assets may be invested in securities which are not New York Municipal Obligations, and, therefore may be subject to Federal, New York State, and New York City income taxes. To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations which are subject to New York State and New York City income taxes, and in Taxable Investments. See "Investment Considerations and Risks -- Investing in New York Municipal Obligations" below, "Dividends, Distributions and Taxes" and "Appendix -- Certain Portfolio Securities."

INVESTMENT CONSIDERATIONS AND RISKS

GENERAL -- Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

BANK SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- To the extent each of these Funds' investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. Each Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

FOREIGN SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- Each of these Funds may invest in securities issued by London branches of domestic banks, and Dreyfus Cash Management Plus may invest in securities issued by other foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Accordingly, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.


INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each of these Funds may be subject to greater risk as compared to a fund that does not follow this practice.


    Certain municipal lease/purchase obligations in which each of these Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

   Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in either of these Funds. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by these Funds so as to adversely affect Fund shareholders, each Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of
 Municipal Obligation as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Since Dreyfus New York Municipal Cash Management is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. Investors should consider carefully the special risks inherent in investing principally in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal years 1993 through 1997, the State recorded balanced budgets on a cash basis, with positive fund balances in the General Fund. New York State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a cash surplus in the General Fund of approximately $1.4 billion. There can be no assurance that the State will not face substantial potential budget gaps in future years. Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The classification of Dreyfus New York Municipal Cash Management as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

SIMULTANEOUS INVESTMENTS -- Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                             MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1998, The Dreyfus Corporation managed or administered approximately $96 billion in assets for approximately 1.7 million investor accounts nationwide.

     The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under separate Management Agreements related to each Fund, subject to the authority of the Board in accordance with applicable law.

     Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $299 billion in assets as of September 30, 1997, including approximately $102 billion in proprietary mutual fund assets. As of September 30, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.488 trillion in assets, including approximately $60 billion in mutual fund assets.

     For each Fund's most recent fiscal year end (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year), each Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.


     As to each Fund's Investor Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund:
(i)the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor Shares. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.

     In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, TheDreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.

     The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.

DISTRIBUTOR -- The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian (the "Custodian").

                                HOW TO BUY SHARES

GENERAL

     The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Investor Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.

     The minimum initial investment to purchase Investor Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of any Fund or Dreyfus Institutional Short Term Treasury Fund; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.

     Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") may impose certain conditions on their clients which are different from those described in this Prospectus and, to the extent permitted by applicable regulatory authority, may charge their clients fees in connection with purchases of Investor Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.

     Investor Shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.

     Investor Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian or other entity authorized to receive orders on behalf of the Fund. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.

   Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT (as indicated) -- Each of these Funds' net asset value per share is determined twice daily: (i) as of 5:00 p.m., New York time and (ii) as of 8:00 p.m. New York time, on each day the New York Stock Exchange or, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, the New York Stock Exchange or the Transfer Agent, is open for business. Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.

    As to each Fund except Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York TIME, but prior to 5:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.

   As to Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management only, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 3:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day. Orders for shares placed between 3:00 p.m and 5:00 p.m., New York time, will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order and any funds received will be returned promptly to the sending institution.


   Orders effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- Each of these Funds' net asset value per share is determined twice daily: (i) as of 12:00 Noon, New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange is open for business.

   Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will be effective at the price determined at 12:00 Noon, New York time, on that day. Shares so purchased will receive the dividend declared on that day.

   Orders effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders effected in proper form between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.

                              SHAREHOLDER SERVICES

FUND EXCHANGES -- An investor may purchase, in exchange for Investor Shares of a Fund, Investor Shares of any other Fund or of Dreyfus Institutional Short Term Treasury Fund, which has different investment objectives and management policies that may be of interest to investors. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Automated Facilities and the dividend/capital gain distribution option selected by the investor.

     To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares -- Procedures." Before an exchange into Dreyfus Institutional Short Term Treasury Fund, the investor must obtain and should review a copy of the fund's current prospectus, which may be obtained by calling one of the telephone numbers listed under "General Information" in this Prospectus. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."

     An investor who wishes to redeem Investor Shares and purchase shares of another class of a Fund identified above should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain and review a copy of the current prospectus for the relevant share class which the investor wishes to purchase.

DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi- monthly, monthly, quarterly or annual basis), in exchange for Investor Shares of a Fund, in Investor Shares of any other Fund or of Dreyfus Institutional Short Term Treasury Fund, if the investor is a shareholder in such fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."

                              HOW TO REDEEM SHARES

GENERAL

     Investors may request redemption of Investor Shares at any time and the shares will be redeemed at the next determined net asset value.

     None of the Funds imposes charges when Investor Shares are redeemed. Service Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


     Each Fund ordinarily will make payment for all Investor Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division or other entity authorized to receive orders on behalf of the Fund of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.

DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian by 5:00 p.m., New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.


DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.

     Investors may redeem Investor Shares by wire or telephone, or through a compatible automated interface or trading system, as described below.

     If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Investor Shares. In such cases, investors should consider using the other redemption procedures described herein.

REDEMPTION BY WIRE OR TELEPHONE -- Investors may redeem Investor Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Investor Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.

REDEMPTION THROUGH COMPATIBLE AUTOMATED FACILITIES -- Each Fund makes available to institutions the ability to redeem shares through a compatible automated interface or trading system. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their automated facilities are compatible and to receive instructions for redeeming Investor Shares in this manner.

                                  SERVICE PLAN


  Each Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Investor Shares. Under each Service Plan, the Fund (a) reimburses the Distributor for distributing Investor Shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Investor Shares and for providing certain services relating to Investor Shares shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor Shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Investor Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. Generally, the Service Agent will provide holders of Investor Shares a consolidated statement and checkwriting privileges. The fee payable for Servicing is intended to be a "service fee" as defined under the Conduct Rules of the National Association of Securities Dealers, Inc. The fees payable under the Service Plan are payable without regard to actual expenses incurred.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   Ordinarily, dividends are declared from net investment income on each day the New York Stock Exchange or the Transfer Agent, as to Dreyfus Cash Management and Dreyfus Cash Management Plus, or the New York Stock Exchange only, as to each other Fund, is open for business. Investor Shares begin earning income dividends on the day the purchase order is effective. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Investor Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Investor Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Investor Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.


     Dividends paid by each Tax Exempt Fund derived from Taxable Investments, and dividends paid by each other Fund derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in additional Fund shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund, if any, generally are taxable as long-term capital gains for Federal income tax purposes regardless of how long the owner of the Fund shares has held the shares and whether such distributions are received in cash or reinvested in additional Fund shares if the owner of Fund shares is a citizen or resident of the United States. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.


Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by each tax exempt fund will not be subject to Federal income tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City income taxes. Dividends and distributions of Dreyfus Cash Management Plus and Dreyfus Tax Exempt Cash Management may be subject to state and local taxes. Although all or a substantial portion of the dividends paid by each Tax Exempt Fund may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If a Tax Exempt Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.


     Dividends paid by Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by these Funds may be subject to state and local corporate income and/or franchise taxes. In addition, in certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. Each of these Funds intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.

   Municipalities may invest their surplus funds, including funds which are subject to arbitrage rebate requirements of Section 148 of the Code, in Dreyfus Government Prime Cash Management. Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state, territory, or political subdivision thereof. To the extent that investments in the Fund are made in connection with such functions, states and their political subdivisions will not be subject to federal taxation on income or gains derived from an investment in the Fund. The Fund does not meet currently defined exceptions to the arbitrage rebate requirements, and a portion or all of the earnings distributed by the Fund may be required to be paid over to the U.S. Treasury as rebatable arbitrage earnings in accordance with the provisions of the Code.


     Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.

     Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For each Tax Exempt Fund, these statements will set forth the dollar amount of income exempt from Federal tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City taxes, and the dollar amount, if any, subject to such tax. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If a Tax Exempt Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

     The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.

     Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.


     A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

     Management believes that each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year) has qualified for the fiscal year ended January 31, 1998, as a "regulated investment company" under the Code. It is expected that Dreyfus Government Prime Cash Management will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of shareholders. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders.Qualification as a regulated investment company relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


     Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.

                          GENERAL INFORMATION


     Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management are separate series of Dreyfus Government Cash Management Funds (the "Company"), an open-end management investment company. Each other Fund is a separate open-end, management investment company. Dreyfus Cash Management, the Company, and Dreyfus Tax Exempt Cash Management were incorporated under Maryland law on December 6, 1984, February 1, 1984, and January 27, 1984, respectively, and commenced operations in March, 1985. On May 22, 1987, each of these Funds was reorganized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Previously, the Company's name was Dreyfus Government Cash Management. Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management were organized as unincorporated business trusts under the laws of the Commonwealth of Massachusetts pursuant to separate Agreements and Declarations of Trust, and commenced operations on November 4, 1991, October 15, 1990, September 4, 1986, and December 27, 1988, respectively. Each of these Funds is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share.


     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of a Fund. However, each Fund's Agreement and Declaration of Trust (each, a "Trust Agreement") disclaims shareholder liability for acts or obligations of such Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Each Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund organized as a Massachusetts business trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund. Each of these Funds intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of its shareholders for liabilities of the Fund.

     Dreyfus Cash Management Plus was incorporated under Maryland law on August 12, 1987, commenced operations on October 6, 1987, and is authorized to issue 15 billion shares of common stock, par value $.001 per share.

     Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Holders of Investor Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority, in the case of Dreyfus Cash Management Plus, or two-thirds, in the case of each other Fund, of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time less than a majority of the Board members then holding office have been elected by shareholders.


DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS -- The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. To date, the Company's Board has authorized the creation of two series of shares -- Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management. All consideration received by the Company for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolio. The Company has the ability to create, from time to time, new series without shareholder approval.


ALL FUNDS -- The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.

     Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556- 0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem

Investor Shares should call  such institution directly.


     The Glass-Steagall Act and other applicable laws prohibit
Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board believes that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


     Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. Each Fund's Board has considered this factor in approving the use of this combined Prospectus.

                                    APPENDIX

INVESTMENT TECHNIQUES


BORROWING MONEY -- Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments. In addition, Dreyfus Cash Management Plus may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.

LENDING PORTFOLIO SECURITIES (DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) -- Each of these Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Each Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% (20% as to Dreyfus Government Cash Management), of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash or, as to Dreyfus Cash Management Plus, cash equivalents, U.S. Government securities, or other high quality liquid debt securities, or, as to Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management, U.S. Treasury securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by a Fund at any time upon specified notice. Each Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


REVERSE REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT PLUS) -- The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.


FORWARD COMMITMENTS (DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase its portfolio securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the commitments.


CERTAIN PORTFOLIO SECURITIES


U.S. TREASURY SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT) -- Each of these Funds may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) -- Each of these Funds, in addition to U.S. Treasury securities, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS TREASURY CASH MANAGEMENT) -- Each of these Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.


BANK OBLIGATIONS (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- Each of these Funds may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks. Dreyfus Cash Management also may purchase other short-term obligations issued by London branches of domestic banks and other banking institutions. Dreyfus Cash Management Plus also may purchase other short-term obligations issued by foreign subsidiaries or foreign branches (such as London branches) of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches (such as London branches) of domestic banks, and domestic and foreign branches of foreign banks, each Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Funds -- Investment Considerations and Risks -- Foreign Securities."


     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations. The other corporate obligations in which each of these Funds may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).

FLOATING AND VARIABLE RATE OBLIGATIONS (DREYFUS CASH MANAGEMENT PLUS) -- The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

ASSET-BACKED SECURITIES (DREYFUS CASH MANAGEMENT PLUS) -- The asset-backed securities in which the Fund may invest are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institutions providing the credit support.

MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short- term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

STAND-BY COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. These Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and none of these Funds intends to exercise its rights thereunder for trading purposes. These Funds may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

TAXABLE INVESTMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- To the extent set forth in this Prospectus, each of these Funds may invest in Taxable Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. See "Certain Portfolio Securities" above and "Investment Objective and Management Policies -- Portfolio Securities" in the Statement of Additional Information for more information on Taxable Investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and, with respect to Dreyfus Tax Exempt Cash Management, Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. If a Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, none of these Funds anticipate that more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

ILLIQUID SECURITIES -- Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, each Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PROSPECTUS

DREYFUS CASH MANAGEMENT
DREYFUS CASH MANAGEMENT PLUS, INC.
DREYFUS GOVERNMENT CASH MANAGEMENT
DREYFUS GOVERNMENT PRIME CASH MANAGEMENT
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS TAX EXEMPT CASH MANAGEMENT
DREYFUS TREASURY CASH MANAGEMENT
DREUFYS TREASURY PRIME CASH MANAGEMENT

INVESTOR SHARES
DREYFUS

COMBINED PROSPECTUS                                           FEBRUARY 23, 1998



                          DREYFUS CASH MANAGEMENT FUNDS
                               PARTICIPANT SHARES



     DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, INC., DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, DREYFUS TREASURY PRIME CASH MANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (EACH, A "FUND") ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY AND, IN THE CASE OF DREYFUS MUNICIPAL CASH MANAGEMENT PLUS AND DREYFUS TAX EXEMPT CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE, AND NEW YORK CITY INCOME TAXES.

     EACH FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.


     BY THIS PROSPECTUS, EACH FUND IS OFFERING PARTICIPANT SHARES. PARTICIPANT SHARES BEAR CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. INVESTORS CAN INVEST, REINVEST OR REDEEM PARTICIPANT SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY EACH FUND PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS, WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.

     THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER.

     AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     SINCE DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN A SINGLE ISSUER, AN INVESTMENT IN IT MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.


     EACH FUND IS A SEPARATE INVESTMENT PORTFOLIO, EACH WITH OPERATIONS AND RESULTS WHICH ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER NINE INVESTMENT CHOICES IN ONE DOCUMENT.


     THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


     A STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 23, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP:// WWW. SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-346-3621.


     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                                                         Page
     Annual Fund Operating Expenses............................           3
     Condensed Financial Information...........................           4
     Yield Information.........................................           7
     Description of the Funds..................................           7
     Management of the Funds...................................          10
     How to Buy Shares.........................................          11
     Shareholder Services......................................          13
     How to Redeem Shares......................................          13
     Service Plan..............................................          14
     Dividends, Distributions and Taxes........................          14
     General Information.......................................          16
     Appendix..................................................          18

                         ANNUAL FUND OPERATING EXPENSES
                  (as a percentage of average daily net assets)

                                                                   PARTICIPANT
                                                                     SHARES
     Management Fees.........................................         .20%
     12b-1 Fees (distribution and servicing).................         .40%
     Total Fund Operating Expenses...........................         .60%

EXAMPLE:

   An investor would pay the following expenses on a $1,000 investment, assuming
   (1) 5% annual return and (2) redemption at the end of each time period:

                                                              PARTICIPANT
                                                                 SHARES
      1 YEAR..............................................        $  6
      3 YEARS.............................................         $19
      5 YEARS ............................................         $33
      10 YEARS............................................         $75

     THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

   The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Participant Shares, the payment of which will reduce investors' annual return. As to each Fund's Participant Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of
 .40 of 1% of the value of the Fund's average daily net assets attributable to Participant Shares. Long-term investors in Participant Shares could pay more in Rule 12b-1 fees than the economic equivalent of paying a front-end sales charge. Institutions and certain Service Agents (as defined below) effecting transactions in Participant Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Service Plan."

                        CONDENSED FINANCIAL INFORMATION


     The information in the following tables has been audited (except as indicated) by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, and report of independent auditors for each Fund, accompany the Statement of Additional Information, available upon request.


                              FINANCIAL HIGHLIGHTS


     Contained below for each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first reporting period) is per share operating performance data for a Participant Share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.


                                                                     DREYFUS CASH MANAGEMENT

                                                                                   SIX MONTHS ENDED
                                                                 PERIOD ENDED        JULY 31, 1997
                                                              JANUARY 31, 1997(1)     (UNAUDITED)

PER SHARE DATA:

Net asset value, beginning of period........................       $1.00               $1.00

 INVESTMENT OPERATIONS:
Investment income-net.......................................        .010                .025

 DISTRIBUTIONS:
Dividends from investment income-net........................       (.010)              (.025)

Net asset value, end of period..............................       $1.00               $1.00

TOTAL INVESTMENT RETURN.....................................        4.92%(2)            5.02%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.....................         .60%(2)             .60%(2)
Ratio of net investment income to average net assets........        3.84%(2)            4.97%(2)
Net Assets, end of period...................................        $100          $1,000,000
----------------------------------
(1) From November 21, 1996 (commencement of initial offering) to January 31,
    1997.

(2) Annualized.



                                                               DREYFUS CASH MANAGEMENT PLUS, INC.

                                                                                                   Six Months Ended
                                                                                 Period Ended        July 31, 1997
                                                                                January 31, 1997(1)     (Unaudited)

PER SHARE DATA:

Net asset value, beginning of period........................................           $1.00               $1.00

 INVESTMENT OPERATIONS:
Investment income-net.......................................................            .010                .025

 DISTRIBUTIONS:
Dividends from investment income-net........................................           (.010)              (.025)

Net asset value, end of period..............................................           $1.00               $1.00


TOTAL INVESTMENT RETURN.....................................................            4.92%(2)            5.10%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.....................................             .60%(2)             .60%(2)
Ratio of net investment income to average net assets........................            4.78%(2)            5.05%(2)
Net Assets, end of period (000's omitted)...................................            $472              $8,000
-----------------
(1) From November 21, 1996 (commencement of initial offering) to January 31,
    1997.

(2) Annualized.


                                        DREYFUS GOVERNMENT CASH MANAGEMENT

                                                                                             Six Months Ended
                                                                           Period Ended        July 31, 1997
                                                                        January 31, 1997(1)     (Unaudited)

PER SHARE DATA:

Net asset value, beginning of period..................................        $1.00               $1.00

 INVESTMENT OPERATIONS:
Investment income-net.................................................         .001                .025

 DISTRIBUTIONS:
Dividends from investment income-net..................................        (.001)              (.025)

Net asset value, end of period........................................        $1.00               $1.00


TOTAL INVESTMENT RETURN...............................................         4.87%(2)            5.02%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets...............................          .60%(2)             .60%(2)
Ratio of net investment income to average net assets..................         4.85%(2)            4.96%(2)
Net Assets, end of period (000's omitted).............................         $218             $18,000

-----------------------
(1)  From November 21, 1996 (commencement of initial offering) to January 31,
     1997.

(2)  Annualized.



                                        DREYFUS TREASURY CASH MANAGEMENT

                                                                                               Six Months Ended
                                                                             Period Ended        July 31, 1997
                                                                          January 31, 1997(1)     (Unaudited)

PER SHARE DATA:

Net asset value, beginning of period...................................         $1.00               $1.00

 INVESTMENT OPERATIONS:
Investment income-net..................................................          .009                .024

 DISTRIBUTIONS:
Dividends from investment income-net...................................         (.009)              (.024)

Net asset value, end of period.........................................         $1.00               $1.00


TOTAL INVESTMENT RETURN................................................          4.77%(2)            4.88%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets................................           .60%(2)             .60%(2)
Ratio of net investment income to average net assets...................          4.20%(2)            4.83%(2)
Net Assets, end of period..............................................          $100         $28,000,000

---------------------
(1)  From November 21, 1996 (commencement of initial offering) to January 31,
     1997.

(2)  Annualized.



                                        DREYFUS TREASURY PRIME CASH MANAGEMENT

                                                                                                 Six Months Ended
                                                                              Period Ended        July 31, 1997
                                                                            January 31, 1997(1)     (Unaudited)

PER SHARE DATA:

Net asset value, beginning of period....................................          $1.00               $1.00

 INVESTMENT OPERATIONS:
Investment income-net...................................................           .009                .024

 DISTRIBUTIONS:
Dividends from investment income-net....................................          (.009)              (.024)

Net asset value, end of period..........................................          $1.00               $1.00


TOTAL INVESTMENT RETURN.................................................           4.66%(2)            4.80%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.................................            .60%(2)             .60%(2)
Ratio of net investment income to average net assets....................           4.70%(2)            4.75%(2)
Net Assets, end of period...............................................           $100         $16,000,000

----------------
(1)  From November 21, 1996 (commencement of initial offering) to January 31,
     1997.

(2)  Annualized.

                                                                             DREYFUS MUNICIPAL CASH MANAGEMENT PLUS

                                                                                                                   Six Months Ended
                                                                            Period Ended        One Month Ended     July 31, 1997
                                                                         December 31, 1996(1)   January 31, 1997*   (Unaudited)

PER SHARE DATA:

Net asset value, beginning of period...................................           $1.00             $1.00              $1.00

 INVESTMENT OPERATIONS:
Investment income-net..................................................            .004              .003               .015


 DISTRIBUTIONS:
Dividends from investment income-net...................................           (.004)           (.003)             (.015)

Net asset value, end of period.........................................           $1.00            $1.00              $1.00


TOTAL INVESTMENT RETURN................................................            3.12%(2)        2.94%(2)            3.13%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets................................             .60%(2)           .60%(2)         .60%(2)
Ratio of net investment income to average net assets...................            3.55%(2)          3.17%(2)        3.09%(2)
Net Assets, end of period..............................................            $100              $100         $48,000

-----------------------
(1)  From November 21, 1996 (commencement of initial offering) to December 31,
     1996.

(2)  Annualized.

*  The Fund has changed its fiscal year end from December 31 to January 31.
   The information provided is from January 1, 1997 through January 31, 1997.


                                        DREYFUS TAX EXEMPT CASH MANAGEMENT

                                                                                              Six Months Ended
                                                                            Period Ended        July 31, 1997
                                                                         January 31, 1997(1)     (Unaudited)


PER SHARE DATA:
Net asset value, beginning of period..................................           $1.00               $1.00

 INVESTMENT OPERATIONS:
Investment income-net.................................................            .006                .015

 DISTRIBUTIONS:
Dividends from investment income-net..................................           (.006)              (.015)

Net asset value, end of period........................................           $1.00               $1.00


TOTAL INVESTMENT RETURN...............................................           2.94%(2)             3.05%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets...............................            .60%(2)              .60%(2)
Ratio of net investment income to average net assets..................           3.29%(2)             3.40%(2)
Net Assets, end of period.............................................           $100           $1,000,000

--------------------
(1)  From November 21, 1996 (commencement of initial offering) to January 31,
     1997.

(2)  Annualized.


                                                          DREYFUS NEW YORK MUNICIPAL
                                                                CASH MANAGEMENT

                                                                                                Six Months Ended
                                                                             Period Ended         July 31, 1997
                                                                           January 31, 1997(1)     (Unaudited)


PRE SHARE DATA:
Net asset value, beginning of period...................................         $1.00               $1.00

 INVESTMENT OPERATIONS:
Investment income-net..................................................          .006                .015

 DISTRIBUTIONS:
Dividends from investment income-net...................................         (.006)              (.015)

Net asset value, end of period.........................................         $1.00               $1.00


TOTAL INVESTMENT RETURN................................................          2.94%(2)            3.00%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets................................           .60%(2)             .60%(2)
Ratio of net investment income to average net assets...................          2.88%(2)            3.00%(2)
Net Assets, end of period..............................................          $100          $1,000,000

------------------------
(1)  From November 21, 1996 (commencement of initial offering) to January 31,
     1997.

(2)  Annualized.

                               YIELD INFORMATION


     From time to time, each Fund advertises the yield and effective yield of its Participant Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Participant Shares of the Fund refers to the income generated by an investment in Participant Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Participant Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Participant Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."

     As to Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management (collectively, the "Tax Exempt Funds"), tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of Dreyfus New York Municipal Cash Management, typically the highest combined Federal, New York State, and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.

     Yield information is useful in reviewing the performance of a Fund's Participant Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor(TM), IBC's Money Fund Report(TM), Morningstar, Inc. and other industry publications.

                            DESCRIPTION OF THE FUNDS

GENERAL

     WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING SHARES OF A FUND AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law.

INVESTMENT OBJECTIVE

     The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management only, which is exempt from Federal income tax, and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from Federal, New York State, and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its investment objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

MANAGEMENT POLICIES

     Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.

     In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, in the case of Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. Moreover, Dreyfus Cash Management and Dreyfus Cash Management Plus will purchase only instruments so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch IBCA, Inc. ("Fitch") and Thomson BankWatch, Inc. and their rating criteria are described in the applicable "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.

     Each Fund except Dreyfus New York Municipal Cash Management is classified as a diversified investment company. Dreyfus New York Municipal Cash Management is classified as a non-diversified investment company.

DREYFUS CASH MANAGEMENT -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks or London branches of domestic banks, repurchase agreements, and high grade commercial paper and other short-term corporate obligations. During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below and "Appendix -- Certain Portfolio Securities."


DREYFUS CASH MANAGEMENT PLUS -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and thrift institutions, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. See "Appendix--Certain Portfolio Securities." In addition, the Fund may lend portfolio securities and enter into reverse repurchase agreements. See "Appendix--Investment Techniques." During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below.


DREYFUS GOVERNMENT CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities." In addition, the Fund may lend portfolio securities. See "Appendix--Investment Techniques--Lending Portfolio Securities."


DREYFUS GOVERNMENT PRIME CASH MANAGEMENT -- The Fund invests only in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. See "Appendix--Certain Portfolio Securities." In addition, the Fund may lend its portfolio securities. See "Appendix -- Investment Techniques -- Lending Portfolio Securities." The Fund does not invest in repurchase agreements or any other type of money market instrument or security.


DREYFUS TREASURY CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities."

DREYFUS TREASURY PRIME CASH MANAGEMENT -- The Fund invests only in securities issued and guaranteed as to principal and interest by the U.S. Government. These securities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. See "Appendix--Certain Portfolio Securities." The Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the U.S. Government or any other type of money market instrument or security.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS -- The Fund invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix--Certain Portfolio Securities."

     From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.

     From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix--Certain Portfolio Securities--Taxable Investments."

DREYFUS TAX EXEMPT CASH MANAGEMENT -- The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that the Fund will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that, under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State, and New York City income taxes (collectively, "New York Municipal Obligations"). The remainder of the Fund's assets may be invested in securities which are not New York Municipal Obligations, and, therefore may be subject to Federal, New York State, and New York City income taxes. To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations which are subject to New York State and New York City income taxes, and in Taxable Investments. See "Investment Considerations and Risks--Investing in New York Municipal Obligations" below, "Dividends, Distributions and Taxes" and "Appendix--Certain Portfolio Securities."

INVESTMENT CONSIDERATIONS AND RISKS

GENERAL -- Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

BANK SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- To the extent each of these Funds' investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. Each Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

FOREIGN SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- Each of these Funds may invest in securities issued by London branches of domestic banks, and Dreyfus Cash Management Plus may invest in securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Accordingly, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.


INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each of these Funds may be subject to greater risk as compared to a fund that does not follow this practice.


     Certain municipal lease/purchase obligations in which each of these Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

     Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in either of these Funds. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by these Funds so as to adversely affect Fund shareholders, each Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Since Dreyfus New York Municipal Cash Management is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. Investors should consider carefully the special risks inherent in investing principally in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal years 1993 through 1997, the State recorded balanced budgets on a cash basis, with positive fund balances in the General Fund. New York State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a cash surplus in the General Fund of approximately $1.4 billion. There can be no assurance that the State will not face substantial potential budget gaps in future years. Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The classification of Dreyfus New York Municipal Cash Management as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

SIMULTANEOUS INVESTMENTS -- Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                             MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1998, The Dreyfus Corporation managed or administered approximately $96 billion in assets for approximately 1.7 million investor accounts nationwide.


     The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under separate Management Agreements related to each Fund, subject to the authority of the Board in accordance with applicable law.


     Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $299 billion in assets as of September 30, 1997, including approximately $102 billion in proprietary mutual fund assets. As of September 30, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.488 trillion in assets, including approximately $60 billion in mutual fund assets.


     For each Fund's most recent fiscal year end (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year), each Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.

     As to each Fund's Participant Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund:
(i)the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .40 of 1% of the value of the Fund's average daily net assets attributable to Participant Shares. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.

     In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, TheDreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.

   The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.

DISTRIBUTOR -- The Funds' distributor is Premier Mutual Fund Services,
Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian (the "Custodian").

                                HOW TO BUY SHARES

GENERAL

     The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Participant Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor
(i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.

     The minimum initial investment to purchase Participant Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of any Fund or Dreyfus Institutional Short Term Treasury Fund; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.

     Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") may impose certain conditions on their clients which are different from those described in this Prospectus and, to the extent permitted by applicable regulatory authority, may charge their clients fees in connection with purchases of Participant Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.

     Participant Shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.

     Participant Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian or other entity authorized to receive orders on behalf of the Fund. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.

     Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT (as indicated) -- Each of these Funds' net asset value per share is determined twice daily: (i) as of 5:00 p.m., New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange or, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, the New York Stock Exchange or the Transfer Agent, is open for business.


     Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.

     As to each Fund except Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 5:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.


     As to Dreyfus Government Prime Cash Management and Dreyfus Treasury Prime Cash Management only, orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 3:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day. Orders for shares placed between 3:00 p.m and 5:00 p.m., New York time, will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order and any funds received will be returned promptly to the sending institution.


     Orders effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- Each of these Funds' net asset value per share is determined twice daily: (i) as of 12:00 Noon, New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange is open for business.

     Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian by 12:00 Noon, New York time, will be effective at the price determined at 12:00 Noon, New York time, on that day. Shares so purchased will receive the dividend declared on that day.

     Orders effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.

                              SHAREHOLDER SERVICES

FUND EXCHANGES -- An investor may purchase, in exchange for Participant Shares of a Fund, Participant Shares of any other Fund. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the Fund into which the exchange is made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Automated Facilities and the dividend/capital gain distribution option selected by the investor.

     To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares-- Procedures." Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."

     An investor who wishes to redeem Participant Shares and purchase shares of another class of a Fund should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain and review a copy of the current prospectus for the relevant share class which the investor wishes to purchase.

DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Participant Shares of a Fund, in Participant Shares of any other Fund, if the investor is a shareholder in such Fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."

                              HOW TO REDEEM SHARES

GENERAL

     Investors may request redemption of Participant Shares at any time and the shares will be redeemed at the next determined net asset value.

     None of the Funds imposes charges when Participant Shares are redeemed. Service Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


     Each Fund ordinarily will make payment for all Participant Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division or other entity authorized to receive orders on behalf of the Fund of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.

DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian by 5:00 p.m., New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.


DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will not be effective until the following business day.

PROCEDURES

     Investors may redeem Participant Shares by wire or telephone, or through a compatible automated interface or trading system, as described below.

     If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Participant Shares. In such cases, investors should consider using the other redemption procedures described herein.

REDEMPTION BY WIRE OR TELEPHONE -- Investors may redeem Participant Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Participant Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.

REDEMPTION THROUGH COMPATIBLE AUTOMATED FACILITIES -- Each Fund makes available to institutions the ability to redeem shares through a compatible automated interface or trading system. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their automated facilities are compatible and to receive instructions for redeeming Participant Shares in this manner.

                                  SERVICE PLAN


     Each Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Participant Shares. Under each Service Plan, the Fund (a) reimburses the Distributor for distributing Participant Shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Participant Shares and for providing certain services relating to shareholder accounts for Participant Shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .40 of 1% of the value of the Fund's average daily net assets attributable to Participant Shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Participant Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. Generally, the Service Agent will provide holders of Participant Shares a consolidated statement, checkwriting privileges, automated teller machine access, and bill paying services. The fee payable for Servicing is intended to be a "service fee" as defined under the Conduct Rules of the National Association of Securities Dealers, Inc. The fees payable under the Service Plan are payable without regard to actual expenses incurred.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     Ordinarily, dividends are declared from net investment income on each day the New York Stock Exchange or the Transfer Agent, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, or the New York Stock Exchange, as to each other Fund, is open for business. Participant Shares begin earning income dividends on the day the purchase order is effective. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Participant Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Participant Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Participant Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.

     Dividends paid by each Tax Exempt Fund derived from Taxable Investments, and dividends paid by each other Fund derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in additional Fund shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund, if any, generally are taxable as long-term capital gains for Federal income tax purposes regardless of how long the owner of the Fund shares has held the shares and whether such distributions are received in cash or reinvested in additional Fund shares if the owner of Fund shares is a citizen or resident of the United States. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.


     Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by each Tax Exempt Fund will not be subject to Federal income tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City income taxes. Dividends and distributions of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management may be subject to state and local taxes. Although all or a substantial portion of the dividends paid by each Tax Exempt Fund may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If a Tax Exempt Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.


     Dividends paid by Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by these Funds may be subject to state and local corporate income and/or franchise taxes. In addition, in certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. Each of these Funds intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.


     Municipalities may invest their surplus funds, including funds which are subject to arbitrage rebate requirements of Section 148 of the Code, in Dreyfus Government Prime Cash Management. Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state, territory, or political subdivision thereof. To the extent that investments in the Fund are made in connection with such functions, states and their political subdivisions will not be subject to federal taxation on income or gains derived from an investment in the Fund. The Fund does not meet currently defined exceptions to the arbitrage rebate requirements, and a portion or all of the earnings distributed by the Fund may be required to be paid over to the U.S. Treasury as rebatable arbitrage earnings in accordance with the provisions of the Code.

     Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.

     Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For each Tax Exempt Fund, these statements will set forth the dollar amount of income exempt from Federal tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City taxes, and the dollar amount, if any, subject to such tax. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If a Tax Exempt Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

     The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.

     Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.


     A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

     Management believes that each Fund (except Dreyfus Government Prime Cash Management, which has not completed its first fiscal year) has qualified for the fiscal year ended January 31, 1998, as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. It is expected that Dreyfus Government Prime Cash Management will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


     Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.

                               GENERAL INFORMATION


     Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management are separate series of Dreyfus Government Cash Management Funds (the "Company"), an open-end management investment company. Each other Fund is a separate open-end, management investment company. Dreyfus Cash Management, the Company, and Dreyfus Tax Exempt Cash Management were incorporated under Maryland law on December 6, 1984, February 1, 1984, and January 27, 1984, respectively, and commenced operations in March, 1985. On May 22, 1987, each of these Funds was reorganized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Previously, the Company's name was Dreyfus Government Cash Management. Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management were organized as unincorporated business trusts under the laws of the Commonwealth of Massachusetts pursuant to separate Agreements and Declarations of Trust and commenced operations on November 4, 1991, October 15, 1990, September 4, 1986 and December 27, 1988, respectively. Each of these Funds is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share.


     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of a Fund. However, each Fund's Agreement and Declaration of Trust (each, a "Trust Agreement") disclaims shareholder liability for acts or obligations of such Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Each Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund organized as a Massachusetts business trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund. Each of these Funds intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of its shareholders for liabilities of the Fund.

     Dreyfus Cash Management Plus was incorporated under Maryland law on August 12, 1987, commenced operations on October 6, 1987, and is authorized to issue 15 billion shares of common stock, par value $.001 per share.

     Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Holders of Participant Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board Members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board Member by the affirmative vote of a majority, in the case of Dreyfus Cash Management Plus, or two-thirds, in the case of each other Fund, of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board Members if, at any time, less than a majority of the Board Members then holding office have been elected by shareholders.


DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS -- The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. To date, the Company's Board has authorized the creation of two series of shares -- Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management. All consideration received by the Company for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolio. The Company has the ability to create, from time to time, new series without shareholder approval.


ALL FUNDS -- The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.

     Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556- 0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Participant Shares should call such institution directly.


     The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board believes that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


     Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. Each Fund's Board has considered this factor in approving the use of this combined Prospectus.

                                    APPENDIX

INVESTMENT TECHNIQUES


BORROWING MONEY -- Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a value of a Fund's total assets, the Fund will not make any additional investments. In addition, Dreyfus Cash Management Plus may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.

LENDING PORTFOLIO SECURITIES (DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) -- Each of these Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Each Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% (20% as to Dreyfus Government Cash Management), of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash or, as to Dreyfus Cash Management Plus, cash equivalents, U.S. Government securities, or other high quality liquid debt securities, or, as to Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management, U.S. Treasury securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by a Fund at any time upon specified notice. Each Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


REVERSE REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT PLUS) -- The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.


FORWARD COMMITMENTS (DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase its portfolio securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the commitment.


CERTAIN PORTFOLIO SECURITIES


U.S. TREASURY SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT) -- Each of these Funds may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) -- Each of these Funds, in addition to U.S. Treasury securities, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS TREASURY CASH MANAGEMENT) -- Each of these Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.


BANK OBLIGATIONS (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- Each of these Funds may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks. Dreyfus Cash Management also may purchase other short-term obligations issued by London branches of domestic banks and other banking institutions. Dreyfus Cash Management Plus also may purchase other short-term obligations issued by foreign subsidiaries or foreign branches (such as London branches) of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, each Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Funds -- Investment Considerations and Risks -- Foreign Securities."


     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations. The other corporate obligations in which each of these Funds may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).

FLOATING AND VARIABLE RATE OBLIGATIONS (DREYFUS CASH MANAGEMENT PLUS) -- The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

ASSET-BACKED SECURITIES (DREYFUS CASH MANAGEMENT PLUS) -- The asset-backed securities in which the Fund may invest are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institutions providing the credit support.

MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

STAND-BY COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. These Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and none of these Funds intends to exercise its rights thereunder for trading purposes. These Funds may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

TAXABLE INVESTMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- To the extent set forth in this Prospectus, each of these Funds may invest in Taxable Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. See "Certain Portfolio Securities" above and "Investment Objective and Management Policies -- Portfolio Securities" in the Statement of Additional Information for more information on Taxable Investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and, with respect to Dreyfus Tax Exempt Cash Management, Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, none of the Funds anticipate that more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

ILLIQUID SECURITIES -- Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, each Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      [This Page Intentionally Left Blank]

PROSPECTUS

DREYFUS CASH MANAGEMENT
DREYFUS CASH MANAGEMENT PLUS, INC.
DREYFUS GOVERNMENT CASH MANAGEMENT
DREYFUS GOVERNMENTAL PRIME CASH MANAGEMENT
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS TAX EXEMPT CASH MANAGEMENT
DREYFUS TREASURY CASH MANAGEMENT
DREYFUS TREASURY PRIME CASH MANAGEMENT

PARTICIPANT SHARES
DREYFUS

 ------------------------------------------------------------------------------


                             DREYFUS CASH MANAGEMENT
                       DREYFUS CASH MANAGEMENT PLUS, INC.
                       DREYFUS GOVERNMENT CASH MANAGEMENT
                    DREYFUS GOVERNMENT PRIME CASH MANAGEMENT
                     DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
                   DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                       DREYFUS TAX EXEMPT CASH MANAGEMENT
                        DREYFUS TREASURY CASH MANAGEMENT
                     DREYFUS TREASURY PRIME CASH MANAGEMENT
                                 COMBINED PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                FEBRUARY 23, 1998
           (FOR INSTITUTIONAL SHARES, ADMINISTRATIVE SHARES, INVESTOR
                         SHARES AND PARTICIPANT SHARES)


 ------------------------------------------------------------------------------


        This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for each class of shares of each Fund listed above (each, a "Fund"), each dated February 23, 1998, as each may be revised from time to time. Dreyfus Government Cash Management and Dreyfus Government Prime Cash Management are separate series of Dreyfus Government Cash Management Funds (the "Company"), an open-end, management investment company. Each other Fund is a separate open-end, management investment company. To obtain a copy of the Prospectus for a class of shares of a Fund, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, call the following numbers:


             Outside New York State -- Call Toll Free 1-800-346-3621
                    In New York State -- Call 1-718-895-1650

        Individuals or entities for whom institutions may purchase or redeem Fund shares may write to a Fund at the above address or call toll free 1-800-554-4611 to obtain a copy of a Fund Prospectus.

        The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

        Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.


        EACH FUND IS A SEPARATE INVESTMENT PORTFOLIO, EACH WITH OPERATIONS AND RESULTS WHICH ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION HAS BEEN PROVIDED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER SEVERAL INVESTMENT CHOICES IN ONE DOCUMENT.

                                TABLE OF CONTENTS


PAGE


Investment Objective and Management Policies................................B-3
Management of the Funds....................................................B-20
Management Agreements......................................................B-25
How to Buy Shares..........................................................B-28
Service Plans..............................................................B-29
Shareholder Services Plans.................................................B-31
How to Redeem Shares.......................................................B-32
Determination of Net Asset Value...........................................B-33
Shareholder Services.......................................................B-34
Dividends, Distributions and Taxes.........................................B-35
Portfolio Transactions.....................................................B-36
Yield Information..........................................................B-36
Information About the Funds................................................B-40
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors.........................................B-40
Financial Statements and Reports of Independent Auditors...................B-41
Appendix A.................................................................B-42
Appendix B.................................................................B-44
Appendix C.................................................................B-48
Appendix D.................................................................B-62

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

        THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS OF EACH PROSPECTUS ENTITLED "DESCRIPTION OF THE FUNDS" AND "APPENDIX."

PORTFOLIO SECURITIES


        U.S. GOVERNMENT SECURITIES. (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


        BANK SECURITIES. (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT
PLUS) Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

        Each Fund may invest in time deposits and certificates of deposit ("CDs") issued by domestic banks having total assets in excess of $1 billion or by London branches of such domestic banks, and with respect to Dreyfus Cash Management Plus, Inc. only, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks. Each Fund also is authorized to purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the Federal Deposit Insurance Corporation ("FDIC"), provided the Fund purchases any such CD in a principal amount of no more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per such issuer.

        Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

        CDs held by the Fund, other than those issued by banks with less than $1 billion in assets as described above, do not benefit materially, and time deposits do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

         Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

        In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

        In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches or foreign subsidiaries of domestic banks, or by foreign branches or domestic branches of foreign banks, the Manager carefully evaluates such investments on a case-by-case basis.

        REPURCHASE AGREEMENTS. (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS TREASURY CASH MANAGEMENT) In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Each Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by such Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each of these Funds will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

        MUNICIPAL OBLIGATIONS. (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (THE "TAX EXEMPT FUNDS")) The average distribution of investments (at value) in Municipal Obligations by ratings as of January 31, 1997, computed on a monthly basis, were as follows:


                                                                               PERCENTAGE OF VALUE
                                                                     ---------------------------------------------
                                                                          Dreyfus
                                                                          Municipal              Dreyfus        Dreyfus New York
                                                                          Cash
Fitch IBCA,         Moody's Investors           Standard & Poor's
Inc.                Service, Inc.               Ratings Group       Management Tax Exempt     Municipal
("Fitch")      or   ("Moody's")         or      ("S&P")             Plus                      Cash Management       Cash Management
---------           ------------------          -----------------   ----------------------    ----------------      ---------------
F-1+/F-1            VMIG 1/MIG 1,                SP-1+/SP-1            96.7%                     96.0%                  95.3%
                    P-1                          A-1+/1-A
F-2                 VMIG 2/MIG 2, P2             SP-2,/A2                -                        1.6%                    -
AAA/AA              Aaa/Aa                       AAA/AA                  -                        1.3%                    -
Not Rated           Not Rated                    Not Rated              3.3%*                     1.1%*                  4.7%*
                                                                       ------                     ------                ------
                                                                       100.00%                    100.00%               100.00%

         The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

-------------------------
* Included in the Not Rated category are securities comprising 3.3%, 1.1% and 4.7% of the market value of Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management, respectively, which, while not rated, have been determined by the Manager to be of comparable quality to securities in the VMIG 1/MIG 1 or SP-1+/SP-1 rating categories


         Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

        For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

        The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the management fee and the fees paid under each Fund's Service Plan with respect to Administrative Shares, Investor Shares and Participant Shares, will have the effect of reducing the yield to investors.

        Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Each Tax Exempt Fund will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated by only one such organization) or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Fund providing that the seller or other responsible third party will either remarket or repurchase the municipal lease within a short period after demand by the Fund. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Accordingly, no Fund will invest more than 10% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

        RATINGS OF MUNICIPAL OBLIGATIONS. (TAX EXEMPT FUNDS) If, subsequent to its purchase by a Tax Exempt Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

        To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, each Tax Exempt Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Funds' Combined Prospectuses and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

        TAXABLE INVESTMENTS. (TAX EXEMPT FUNDS) The taxable investments in which Tax Exempt Funds may invest include U.S. Government securities, commercial paper, certificates of deposit, time deposits, bankers' acceptances and repurchase agreements. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. See also "U.S. Government Securities," "Bank Securities," and "Repurchase Agreements" above. The bank obligations which may be purchased by the Tax Exempt Funds include those issued by other foreign branches of domestic banks in addition to London branches.

        ILLIQUID SECURITIES. (ALL FUNDS) Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by a Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, such Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, each Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.

MANAGEMENT POLICIES


        LENDING PORTFOLIO SECURITIES. (DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS GOVERNMENT PRIME CASH MANAGEMENT) In connection with its securities lending practices, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


        The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

        REVERSE REPURCHASE AGREEMENTS. (DREYFUS CASH MANAGEMENT PLUS) To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund, and pursuant to the 1940 Act, the Fund must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


     FORWARD COMMITMENTS. (DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS GOVERNMENT PRIME CASH MANAGEMENT, AND EACH TAX EXEMPT FUND) Each of these Funds may purchase its portfolio securities on a forward commitment or when-issued basis. Securities purchased in this manner are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


INVESTMENT CONSIDERATIONS AND RISKS

        INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS. (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) Each investor should consider carefully the special risks inherent in investing in New York Municipal Obligations by the Fund. These risks result from the financial condition of New York State and certain of its public bodies and municipalities, including New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal years 1993 through 1997, the State recorded balanced budgets on a cash basis, with positive fund balances in the General Fund. New York State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a cash surplus in the General Fund of approximately $1.4 billion. There can be no assurance that New York will not face substantial potential budget gaps in future years. Investors should review "Appendix C" which more fully sets forth these and other risk factors.

INVESTMENT RESTRICTIONS

         DREYFUS CASH MANAGEMENT. Dreyfus Cash Management has adopted investment restrictions numbered 1 through 11 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. Investment restrictions numbered 12 and 13 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Cash Management may not:

         1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

         2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

         3. Sell securities short or purchase securities on margin.

         4. Write or purchase put or call options or combinations thereof.

         5. Underwrite the securities of other issuers.

         6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

         7. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus.

         8. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

         9. Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Fund may invest less than 25% of its assets in bank obligations.

         10. Invest in companies for the purpose of exercising control.

         11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         12. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

         13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                     * * * *

        DREYFUS CASH MANAGEMENT PLUS, INC. Dreyfus Cash Management Plus, Inc. has adopted investment restrictions numbered 1 through 11 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 12 and 13 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Cash Management Plus, Inc. may not:

         1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

         2. Borrow money, except (i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) in connection with the entry into reverse repurchase agreements to the extent described in the Fund's Prospectus. While borrowings described in clause (i) exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

         3. Sell securities short or purchase securities on margin.

         4. Write or purchase put or call options or combinations thereof.

         5. Underwrite the securities of other issuers.

         6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

         7. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus and except that the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Directors.

         8. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

         9. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Fund may invest less than 25% of its assets in bank obligations.

         10. Invest in companies for the purpose of exercising control.

         11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         12. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

         13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                     * * * *

         DREYFUS GOVERNMENT CASH MANAGEMENT. Dreyfus Government Cash Management has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. Dreyfus Government Cash Management may not:

         1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

         2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

         3. Sell securities short or purchase securities on margin.

         4. Write or purchase put or call options or combinations thereof.

         5. Underwrite the securities of other issuers.

         6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

         7. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus. However, the Fund may lend securities to brokers, dealers or other institutional investors, but only when the borrower deposits collateral consisting of cash or U.S. Treasury securities with the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities loaned. Such loans will not be made, if, as a result, the aggregate value of the securities loaned exceeds 20% of the value of the Fund's total assets.

         8. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         9. Invest in companies for the purpose of exercising control.

         10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

         12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                     * * * *


         DREYFUS GOVERNMENT PRIME CASH MANAGEMENT. Dreyfus Government Prime Cash Management has adopted investment restrictions numbered 1 through 6 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 7 through 11 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Government Prime Cash Management may not:

         1. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowings to up to 33-1/3% of the value of the Fund's total assets.

         2. Purchase securities on margin.

         3. Act as underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         4. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that deal in real estate.

         5. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made in accordance with guidelines established by the Securities and Exchange Commission and the Fund's Board.

         6. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government, it agencies or instrumentalities.

         7. Purchase common stocks, preferred stocks, warrants or other equity securities.

         8. Write or purchase put or call options or combinations thereof, except that the Fund may purchase and sell "obligations with puts attached" in accordance with its stated investment policies.

         9. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

         10. Enter into repurchase agreements.

         11. Purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.


                                      ****

         DREYFUS TREASURY CASH MANAGEMENT. Dreyfus Treasury Cash Management has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Treasury Cash Management may not:

         1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

         2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

         3. Sell securities short or purchase securities on margin.

         4. Write or purchase put or call options or combinations thereof.

         5. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

         6. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus.

         7. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government.

         8. Invest in companies for the purpose of exercising control.

         9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

         11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                     * * * *

         DREYFUS TREASURY PRIME CASH MANAGEMENT. Dreyfus Treasury Prime Cash Management has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Treasury Prime Cash Management may not:

         1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

         2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

         3. Sell securities short or purchase securities on margin.

         4. Write or purchase put or call options or combinations thereof.

         5. Underwrite the securities of other issuers.

         6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

         7. Make loans to others except through the purchase of debt obligations referred to in the Prospectus.

         8. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued and guaranteed by the U.S. Government.

         9. Invest in companies for the purpose of exercising control.

         10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

         12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                     * * * *

         DREYFUS MUNICIPAL CASH MANAGEMENT PLUS. Dreyfus Municipal Cash Management Plus has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restriction number 11 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Municipal Cash Management Plus may not:

         1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

         2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

         4. Sell securities short or purchase securities on margin.

         5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

         6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

         7. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

         8. Invest more than 5% of its assets in the obligations of any issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

         9. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

         Notwithstanding investment restrictions numbered 1, 3 and 6, the Fund reserves the right to enter into interest rate futures contracts and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the Securities and Exchange Commission and has become effective.

         For purposes of investment restriction number 9, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                                     * * * *

         DREYFUS TAX EXEMPT CASH MANAGEMENT. Dreyfus Tax Exempt Cash Management has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Tax Exempt Cash Management may not:

         1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

         2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

         3. Sell securities short or purchase securities on margin.

         4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

         5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

         6. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

         7. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

         8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         9. Purchase more than 10% of the voting securities of any issuer (this restriction applies only with respect to 75% of the Fund's assets) or invest in companies for the purpose of exercising control.

         10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

         12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

         Notwithstanding investment restrictions numbered 1, 5 and 11, the Fund reserves the right to enter into interest rate futures contracts, and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the Securities and Exchange Commission and has become effective.

         For purposes of investment restriction number 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                                     * * * *

         DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT. Dreyfus New York Municipal Cash Management has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus New York Municipal Cash Management may not:

         1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

         2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

         4. Sell securities short or purchase securities on margin.

         5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

         6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

         7. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

         8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

         Notwithstanding investment restrictions numbered 1, 3 and 6, the Fund reserves the right to enter into interest rate futures contracts, and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the Securities and Exchange Commission and has become effective.

         For purposes of investment restriction number 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                                     * * * *

         ALL FUNDS. If a percentage restriction is adhered to at the time of investment by a Fund, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that Fund's restriction.

         Each Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should a Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                             MANAGEMENT OF THE FUNDS

         Board members and officers of each Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

BOARD MEMBERS OF THE FUNDS


JOSEPH S. DiMARTINO, CHAIRMAN OF THE BOARD. Since January 1995, Chairman
             of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Staffing Resources, Inc., a temporary placement agency, and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative, and risk management services for health and other benefit programs, The Noel Group, Inc., a venture capital company, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, and Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of outsourcing functions to small and medium size businesses. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer, of the Manager, and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Funds' distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 54 years old and his address is 200 Park Avenue, New York, New York 10166.


DAVID W. BURKE, BOARD MEMBER. Chairman of the Broadcasting Board of
             Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 through December 31, 1994, Mr. Burke was a consultant to the Manager and, from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice-President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 60 years old and his address is Box 654, Eastham, Massachusetts 02642.

ISABEL P. DUNST, BOARD MEMBER.  Partner in the law firm of Hogan
             & Hartson since 1990.   From 1986 to 1990, she was Deputy General
             Counsel of the United States Department of Health and Human Services. Until May 1996, she was a Trustee of the Clients' Security Fund of the District of Columbia Bar and President of Temple Sinai. She is 50 years old and her address is c/o Hogan & Hartson, Columbia Square, 555 Thirteenth Street, N.W., Washington, D.C. 20004-1109.

LYLE E. GRAMLEY, BOARD MEMBER.  Consulting economist, since June
             1992, and, from 1985 to May 1992, Senior Staff Vice President and Chief Economist, of Mortgage Bankers Association of America. Since February 1993, Mr. Gramley has served as a director of CWM Mortgage Holdings, Inc. and, since February 1996, as a director of NUWave Technologies, Inc. From 1980 to 1985, he was a member of the Board of Governors of the Federal Reserve System.
             He is 70 years old and his address is 12901 Three Sisters Road, Potomac, Maryland 20854.

WARREN B. RUDMAN, BOARD MEMBER.  Since January 1993, Partner in the law firm
             Paul, Weiss, Rifkind, Wharton & Garrison. Mr. Rudman also is a director of Prime Succession, Inc., Collins & Aikman Corporation, Chubb Corporation and the Raytheon Company; and a trustee of Boston College. He is also Vice Chairman of the President's Foreign Intelligence Advisory Board and a member of the Senior Advisory Board of the Institute of Politics of the
             Kennedy School of Government at Harvard  University.
             From January 1981 to January 1993, Mr. Rudman served as a
             United  States Senator from the State of New Hampshire.
             From January 1993 to December  1994, Mr. Rudman served as
             Vice Chairman of the Federal Reserve Bank of Boston.   He
             is 67 years old and his address is 1615 L Street, N.W., Suite 1300, Washington D.C. 20036.

         For so long as a Fund's plan described in the sections captioned "Service Plans" or "Shareholder Services Plans" remains in effect, the Board members of such Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

         Board members of each Fund are entitled to receive an annual retainer and a per meeting fee and reimbursement for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amounts of compensation payable to each Board member by the Company and by each other Fund for the twelve month period ended January 31, 1997* and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, are set forth below.


                                                                          Total Compensation
                                                  Aggregate               from Funds and
Name of Board                                     Compensation from       Fund Complex paid
Member and Fund                                   Fund(*)(+)              to Board Member
----------------                                  ------------------      -------------------
Joseph S. DiMartino                                                       $507,075  (94)


 Dreyfus Cash Management                          $5,930(1)
 Dreyfus Cash Management Plus, Inc.               $5,930(1)
 Dreyfus Government Cash Management Funds         $5,930(1)
 Dreyfus Treasury Cash Management                 $5,930(1)
 Dreyfus Treasury Prime Cash Management           $5,930(1)
 Dreyfus Municipal Cash Management Plus           $5,930(1)
 Dreyfus Tax Exempt Cash Management               $5,930(1)
 Dreyfus New York Municipal Cash Management       $3,645(1)



                                                                          Total Compensation
                                                  Aggregate               from Funds and
Name of Board                                     Compensation from       Fund Complex paid
Member and Fund                                   Fund(*)(+)              to Board Member
----------------                                  ------------------      -------------------


David W. Burke                                                            $232,699  (51)


 Dreyfus Cash Management                          $6,000
 Dreyfus Cash Management Plus, Inc.               $6,000
 Dreyfus Government Cash Management Funds         $6,000
 Dreyfus Treasury Cash Management                 $6,000
 Dreyfus Treasury Prime Cash Management           $6,000
 Dreyfus Municipal Cash Management Plus           $6,000
 Dreyfus Tax Exempt Cash Management               $6,000
 Dreyfus New York Municipal Cash Management       $4,000


-------------------------
*         Dreyfus Cash Management Plus, Inc. has changed its fiscal year from
          September 30 to January 31. Dreyfus Treasury Cash Management and
          Dreyfus New York Municipal Cash Management each have changed their fiscal year end from July 31 to January 31. Dreyfus Municipal Cash
          Management Plus has changed its fiscal year end from December 31 to
          January 31, and Dreyfus Treasury Prime Cash Management has changed its fiscal year end from the last day of February to January 31. For purposes of consistency and comparability, a 12-month period ended
          January 31, 1997 has been used to present this information.


                                                                          Total Compensation
                                                  Aggregate               from Funds and
Name of Board                                     Compensation from       Fund Complex paid
Member and Fund                                   Fund(*)(+)              to Board Member
----------------                                  ------------------      -------------------

Isabel P. Dunst
                                                                               $42,000   (8)


 Dreyfus Cash Management                           $5,500
 Dreyfus Cash Management Plus, Inc.                $5,500
 Dreyfus Government Cash Management Funds          $5,500
 Dreyfus Treasury Cash Management                  $5,500
 Dreyfus Treasury Prime Cash Management            $5,500
 Dreyfus Municipal Cash Management Plus            $5,500
 Dreyfus Tax Exempt Cash Management                $5,500
 Dreyfus New York Municipal Cash Management        $3,500


 Lyle E. Gramley                                                               $46,000   (8)


 Dreyfus Cash Management                           $6,000
 Dreyfus Cash Management Plus, Inc.                $6,000
 Dreyfus Government Cash Management Funds          $6,000
 Dreyfus Treasury Cash Management                  $6,000
 Dreyfus Treasury Prime Cash Management            $6,000
 Dreyfus Municipal Cash Management Plus            $6,000
 Dreyfus Tax Exempt Cash Management                $6,000
 Dreyfus New York Municipal Cash Management        $4,000



                                                                          Total Compensation
                                                  Aggregate               from Funds and
Name of Board                                     Compensation from       Fund Complex paid
Member and Fund                                   Fund(*)(+)              to Board Member
----------------                                  ------------------      -------------------


Warren B. Rudman                                                               $71,588   (18)


 Dreyfus Cash Management                            $5,500
 Dreyfus Cash Management Plus, Inc.                 $5,500
 Dreyfus Government Cash Management (Funds)         $5,500
 Dreyfus Treasury Cash Management                   $5,500
 Dreyfus Treasury Prime Cash Management             $5,500
 Dreyfus Municipal Cash Management Plus             $5,500
 Dreyfus Tax Exempt Cash Management                 $5,500
 Dreyfus New York Municipal Cash Management         $3,500



-----------------------------
(*) Amount does not include reimbursed expenses for attending Board meetings, which amounted to $402.76 with respect to each Dreyfus Cash Management, Dreyfus Tax Exempt Cash Management and Dreyfus New York Municipal Cash Management, $402.74 with respect to each Dreyfus Government Cash Management and Dreyfus Treasury Cash Management, $399.15 with respect to Dreyfus Treasury Prime Cash Management, and $402.75 with respect to each Dreyfus Cash Management Plus and Dreyfus Municipal Cash Management Plus.

(+) The aggregate compensation payable to each Board member by each Fund was paid by the Manager. See "Management Agreements."

(1) Effective February 4, 1997, Mr. DiMartino was elected Chairman of the Board of the Fund. These figures reflect estimated amounts payable to Mr. DiMartino over calendar year 1997, prorated accordingly, assuming his attendance at all regular meetings of the Board during the year.




OFFICERS OF THE FUNDS

MARIE E. CONNOLLY, PRESIDENT AND TREASURER. President, Chief Executive
         Officer, Chief Compliance Officer, and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., an officer of other investment companies advised or administered by the Manager. She is 40 years old.

RICHARD W. INGRAM, VICE PRESIDENT AND ASSISTANT TREASURER.
         Executive Vice President of the Distributor and Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company. He is 42 years old.

MARY A. NELSON, VICE PRESIDENT AND ASSISTANT TREASURER. Vice President of the Distributor and Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.

DOUGLAS C. CONROY, VICE PRESIDENT AND ASSISTANT SECRETARY. Vice President of
         Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.

JOSEPH F. TOWER, III, VICE PRESIDENT AND ASSISTANT TREASURER. Senior Vice
         President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.


MICHAEL S. PETRUCELLI, VICE PRESIDENT, ASSISTANT TREASURER AND ASSISTANT
         SECRETARY. Senior Vice President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From December, 1989 through November, 1996 he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as a Director of the GE Investment Services. He is 36 years old.

ELBA VASQUEZ, VICE PRESIDENT AND ASSISTANT SECRETARY. Assistant Vice
          President of Funds Distributor, Inc. She has been employed since May 1996 as a Sales Associate in the distribution of World Equity Benchmark Shares. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York. As an officer of U.S. Trust, she held various positions in the sales and marketing of their proprietary family of mutual funds. She is 36 years old.

KATHLEEN M. MORRISEY. VICE PRESIDENT AND ASSISTANT SECRETARY. Vice President and Assistant Secretary of Funds Distributor, Inc., Manager of Treasury Services Administration and an officer of certain investment companies advised or administered by J.P. Morgan & Co. Incorporated, Montgomery Asset Management, K.P., and Dresdner RCM Global Investors, Inc., or their respective affiliates. From July 1994 to November 1995, she was a Fund Accountant II for Investors Bank & Trust Company. Prior to that she was a Finance student at Stonehill College in North Easton, MA. She is 25 years old.

CHRISTOPHER J. KELLEY. VICE PRESIDENT AND ASSISTANT SECRETARY. Vice President and Senior Associate General Counsel of Funds Distributor, Inc. and Premier Mutual Fund Services, Inc., and an officer of certain investment companies advised or administered by Harris Trust and Savings Bank, Waterhouse Asset Management, Inc., J.P. Morgan & Co. Incorporated and Montgomery Asset Management, L.P., or their respective affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From October 1992 to march 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. He is 33 years old.


         The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.


         Each Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on February 10, 1998.

         Set forth in "Appendix D" to this Statement of Additional Information are the shareholders known by each Fund (as indicated) to own of record 5% or more of such Fund's Institutional Shares, Administrative Shares, Investor Shares or Participant Shares outstanding on February 10, 1998.


         A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                              MANAGEMENT AGREEMENTS

         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN EACH PROSPECTUS ENTITLED "MANAGEMENT OF THE FUNDS."


        The Manager provides management services pursuant to separate Management Agreements (respectively, the "Agreement") dated August 24, 1994 with each Fund. As to each Fund, the Agreement is subject to annual approval by (i) such Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Except as to Dreyfus Government Prime Cash Management, each Agreement was approved by Fund shareholders on August 5, 1994, and was last approved by each Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on May 21, 1997. The Board of Dreyfus Government Prime Cash Management approved the Management Agreement at a meeting held on January 30, 1998. As to each Fund, the Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

        The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Andrew S. Wasser, Vice President--Information Systems; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Frank V. Cahouet, and Richard F. Syron, directors.

        The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The portfolio managers of Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management (collectively, the "Taxable Funds") are Bernard Kiernan, Patricia A. Larkin, and Thomas Riordan. The portfolio managers of Tax Exempt Funds are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Karen M. Hand, Stephen C. Kris, Richard J. Moynihan, Michael Petty, Jill C. Shaffro, Samuel J. Weinstock, and Monica S. Weiboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.


         The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


         As compensation for the Manager's services under the Agreement, each Fund has agreed to pay the Manager a monthly management fee at the annual rate of .20 of 1% of the value of such Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. Set forth below are the total amounts paid by each Fund to the Manager for each Fund's last three fiscal years and, with respect to Dreyfus Cash Management Plus, Dreyfus Treasury Cash Management, Dreyfus Treasury Prime Cash Management, Dreyfus Municipal Cash Management and Dreyfus New York Municipal Cash Management*, for the stated period ended January 31, 1997 (no information is provided for Dreyfus Government Prime Cash Management, which has not completed its first fiscal year):



                                                                 Fiscal Year Ended January 31,
                                                              1997              1996             1995
                                                              ----              ----             ----
Dreyfus Cash Management                                       $6,271,157        $5,179,993      $4,607,084

Dreyfus Government Cash
Management                                                    $10,873,643       $8,865,414      $6,672,265

Dreyfus Tax Exempt Cash
Management                                                     $2,873,913       $2,960,202      $2,972,503



                                    Four Month
                                    Period Ended                       Fiscal Year Ended September 30,
                                    JANUARY 31, 1997                   1996             1995              1994
                                    ----------------                   ----             ----              ----
Dreyfus Cash Management
Plus, Inc.+                           $4,417,546                       $11,722,426      $8,013,464       $4,989,028*

                                    Eleven Month
                                    Period Ended                       Fiscal Year Ended February 28/29,
                                    JANUARY 31, 1997                   1996             1995              1994
                                    ----------------                   ----             ----              ----
Dreyfus Treasury Prime
Cash Management+                      $6,363,231                        $6,907,593      $7,620,458        $8,802,507**

                                    Six Month
                                    Period Ended                       Fiscal Year Ended July 31,
                                    JANUARY 31, 1997                   1996             1995              1994
                                    ----------------                   ----             ----              ----
Dreyfus Treasury Cash
Management+                         $2,984,786                         $5,232,465        $3,914,096       $4,599,547***

Dreyfus New York
Municipal Cash
Management+                           $150,092                           $210,603          $217,769       $  192,934***

                                    One Month
                                    Period Ended                       Fiscal Year Ended December 31,
                                    JANUARY 31, 1997                   1996             1995              1994
                                    ----------------                   ----             ----              ----
Dreyfus Municipal Cash
Management Plus+                        $32,580                          $459,763          $461,349         $617,875

-----------------------
*        Reflects a reduction in the management fee of $389,653 in
         fiscal 1994, pursuant to an undertaking then in effect.
**       Reflects a reduction in the management fee of $893,875 in
         fiscal 1994, pursuant to an undertaking then in effect.
*** Reflects reductions in the management fees in fiscal 1994 of $204,581 with respect to Dreyfus Treasury Cash Management, and $68,405 with respect to Dreyfus New York Municipal Cash Management, pursuant to undertakings then in effect.
+        Each Fund's fiscal year was changed to January 31.

        As to each Fund, unless the Manager gives the Fund's investors at least 90 days' notice to the contrary, the Manager, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) as to Administrative Shares, Investor Shares and Participant Shares, payments made pursuant to the Fund's Service Plan with respect to such class of shares at the annual rate set forth in such Service Plan. See "Service Plans."

        In addition, each Agreement provides that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated on a daily basis, and reconciled and effected or paid, as the case may be, on a monthly basis.

        The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                                HOW TO BUY SHARES

        THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN EACH PROSPECTUS ENTITLED "HOW TO BUY SHARES."

         THE DISTRIBUTOR. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

         USING FEDERAL FUNDS. Dreyfus Transfer, Inc., each Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds, and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and an order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Fund's Custodian.

                                  SERVICE PLANS
                   (ADMINISTRATIVE SHARES, INVESTOR SHARES AND
                            PARTICIPANT SHARES ONLY)

         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN EACH PROSPECTUS FOR ADMINISTRATIVE SHARES, INVESTOR SHARES OR PARTICIPANT SHARES, RESPECTIVELY, ENTITLED "SERVICE PLAN."

        Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Each Board has adopted a separate plan (the "Service Plan") with respect to such Fund's Administrative Shares, Investor Shares and Participant Shares pursuant to which the Fund reimburses the Distributor for distributing such classes of shares and pays the Manager, Dreyfus Service Corporation and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing and for providing certain services to shareholders of the respective class of shares. Under the Service Plan, as to each relevant class, the Distributor and Dreyfus may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services. Each Board believes that there is a reasonable likelihood that the Fund's Service Plan will benefit the Fund and the holders of such Fund's Administrative Shares, Investor Shares and Participant Shares.


        A quarterly report of the amounts expended under each Service Plan, and the purposes for which such expenditures were incurred, must be made to the respective Board for its review. In addition, each Service Plan provides that it may not be amended to increase materially the costs which holders of Administrative Shares, Investor Shares, or Participant Shares may bear pursuant to the Service Plan without the approval of the holders of such class of shares and that other material amendments of the Service Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Service Plan is subject to annual approval by such vote of its Board members cast in person at a meeting called for the purpose of voting on the Service Plan. Board members of each Fund other than Dreyfus Government Prime Cash Management last so approved the Fund's Service Plan at a meeting held on May 21, 1997. As to Dreyfus Government Prime Cash Management, Board members approved the Service Plan on January 30, 1998. Each Service Plan may be terminated at any time as to a class of shares by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan or by vote of the holders of a majority of such class of shares.

         Set forth below are the total amounts paid by each Fund pursuant to its Service Plan to (i) the Distributor as reimbursement for distributing Administrative Shares, Investor Shares, and Participant Shares ("Distributor Payments") and (ii) Dreyfus for advertising and marketing and for providing services to holders of such classes of shares ("Dreyfus Payments"), for the Fund's most recent fiscal year-end and, with respect to Dreyfus Cash Management Plus, Dreyfus Treasury Cash Management, Dreyfus Treasury Prime Cash Management, Dreyfus Municipal Cash Management Plus, and Dreyfus New York Municipal Cash Management, for the stated period ended January 31, 1997, are as follows (no information is provided for Dreyfus Government Prime Cash Management, which has not completed its first fiscal year):



                              TOTAL AMOUNT
NAME OF FUND                  PAID PURSUANT TO
AND SHARE CLASS               SERVICE PLAN                   DISTRIBUTOR PAYMENTS       DREYFUS PAYMENTS
----------------              ------------------             --------------------       -----------------

                                Fiscal Year Ended            Fiscal Year Ended             Fiscal Year Ended
                                JANUARY 31, 1997             JANUARY 31, 1997              JANUARY 31, 1997
                                ------------------           -----------------             ----------------------
Dreyfus Cash
Management
 Administrative Shares               $   -                         $    -                         $    -
 Investor Shares                     $1,278,206                    $421,371                       $856,835
 Participant Shares                  $    -                        $   -                          $   -

Dreyfus Government
Cash Management
 Administrative Shares                $    3,171                   $  3,171                        $    -
 Investor Shares                      $1,582,994                   $906,882                        $676,112
 Participant Shares                   $       18                   $     18                        $   -

Dreyfus Tax Exempt
Cash Management
 Administrative Shares                 $   -                        $    -                         $    -
 Investor Shares                       $142,130                     $127,402                       $14,728

 Participant Shares                    $    -                       $   -                          $   -



                                Four Month    Fiscal               Four Month    Fiscal               Four Month    Fiscal
                                Period        Year                 Period        Year                 Period        Year
                                Ended         Ended                Ended         Ended                Ended         Ended
                                January 31,   September 30,        January 31,   September 30,        January 31,   September 30,
                                1997          1996                 1997          1996                 1997          1996
                                -------------------------        --------------------------       --------------------------
Dreyfus Cash
Management Plus, Inc.
      Administrative Shares       $518         N/A               $    497       N/A                 $    21       N/A
 Investor Shares               629,784      $1,234,656           $605,808       $1,197,260          $23,976       $37,396
 Participant Shares                $189         N/A              $    183       N/A                 $     6       N/A

                                Eleven                             Eleven                             Eleven
                                Month           Fiscal             Month          Fiscal              Month            Fiscal
                                Period          Year               Period         Year                Period           Year
                                Ended           Ended              Ended          Ended               Ended            Ended
                                January 31,     February 29,       January 31,    February 29,        January 31,      February 29,
                                1997            1996               1997           1996                1997             1996
                                -------------------------        --------------------------           --------------------------

Dreyfus Treasury Prime
Cash Management
 Administrative Shares         $   -              N/A           $    -           N/A                   $    -           N/A
 Investor Shares               $749,935        $537,771         $741,368        $534,909              $8,567           $2,862
 Participant Shares            $    -             N/A           $   -            N/A                   $   -            N/A

                                Six Month       Fiscal             Six Month      Fiscal              Six Month        Fiscal
                                Period          Year               Period         Year                Period           Year
                                Ended           Ended              Ended          Ended               Ended            Ended
                                January 31,     July 31,           January 31,    July 31,            January 31,      July 31,
                                1997            1996               1997           1996                1997             1996
                                -------------------------        --------------------------       --------------------------

Dreyfus Treasury
Cash Management
 Administrative Shares         $   -              N/A              $    -       N/A                   $   -            N/A
 Investor Shares               $397,338         $354,981           $198,145     $211,182              $199,243        $143,799
 Participant Shares            $    -             N/A              $   -         N/A                  $    -           N/A

                                Six Month         Fiscal            Six Month      Fiscal              Six Month        Fiscal
                                Period            Year              Period         Year                Period           Year
                                Ended             Ended             Ended          Ended               Ended            Ended
                                January 31,       July 31,          January 31,    July 31,            January 31,      July 31,
                                1997              1996              1997           1996                1997             1996
                                -------------------------        --------------------------       --------------------------
Dreyfus New York
Municipal Cash
Management
 Administrative Shares           $   -             N/A              $    -      N/A                 $   -               N/A
 Investor Shares                 $17,645           $21,087          $17,645     $21,029             $   -               $58
 Participant Shares              $    -            N/A              $   -       N/A                 $    -               N/A

                                One Month         Fiscal            One Month      Fiscal              One Month       Fiscal
                                Period            Year              Period         Year                Period          Year
                                Ended             Ended             Ended          Ended               Ended           Ended
                                January 31,       December 31,      January 31,    December 31,        January 31,     December 31,
                                1997              1996              1997           1996                1997            1996
                                -------------------------        --------------------------       --------------------------


Dreyfus Municipal
Cash Management Plus
      Administrative Shares      $   -             N/A               $   -        N/A                $   -               N/A
 Investor Shares                 $9,822            $115,500          $9,822      $115,500            $   -             $    -
 Participant Shares              $    -            N/A               $   -        N/A                $   -               N/A


                           SHAREHOLDER SERVICES PLANS
                           (INSTITUTIONAL SHARES ONLY)

         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS FOR INSTITUTIONAL SHARES ENTITLED "SHAREHOLDER SERVICES PLAN."

         Each Fund, as to its Institutional Shares only, has adopted a separate Shareholder Services Plan (the "Plan") pursuant to which the Fund has agreed to reimburse Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.


         A quarterly report of the amounts expended under each Plan and the purposes for which such expenditures were incurred, must be made to the respective Board for its review. In addition, each Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Board members of such Fund cast in person at a meeting called for the purpose of voting on the Plan. Board members of each Fund, other than Dreyfus Government Prime Cash Management, last so approved the Fund's Plan at a meeting held on December 10, 1997. As to Dreyfus Government Prime Cash Management, the Board members approved the Plan on January 30, 1998. Each Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


        The total amounts payable by each Fund pursuant to its Plan with respect to Institutional Shares for its most recent fiscal year (except as to Dreyfus Government Prime Cash Management, which has not completed its first fiscal year) were borne by the Manager pursuant to an agreement in effect. See "Management Agreements."


                              HOW TO REDEEM SHARES

         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN EACH PROSPECTUS ENTITLED "HOW TO REDEEM SHARES."

         REDEMPTION BY WIRE OR TELEPHONE. By using this procedure, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Redemption proceeds will be transferred by Federal Reserve wire only to a bank that is a member of the Federal Reserve System.

         Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                                                              Transfer Agent's
          TRANSMITTAL CODE                                     ANSWER BACK SIGN

             144295                                           144295 TSSG PREP

         Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

         REDEMPTION COMMITMENT. Each Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed with respect to any Fund (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's investors.


                        DETERMINATION OF NET ASSET VALUE

         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN EACH PROSPECTUS ENTITLED "HOW TO BUY SHARES."

         AMORTIZED COST PRICING. The valuation of each Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

         Each Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Fund's Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets, to the extent a Fund is permitted to invest in such instruments, will be valued at fair value as determined in good faith by the Fund's Board. With respect to the Tax Exempt Funds, market quotations and market equivalents used in the Board's review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values these Funds' investments based on methods which include consideration of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

         The extent of any deviation between the Fund's net asset value per share based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Fund's Board will consider promptly what action, if any, will be initiated. In the event the Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.


        NEW YORK STOCK EXCHANGE AND TRANSFER AGENT CLOSINGS. The holidays (as observed) on which both the New York Stock Exchange and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The New York Stock Exchange is also closed on Good Friday.



                              SHAREHOLDER SERVICES

         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN EACH PROSPECTUS ENTITLED "SHAREHOLDER SERVICES."

        FUND EXCHANGES. Shares of one class of a Fund may be exchanged for shares of the same class of another Fund or of Dreyfus Institutional Short Term Treasury Fund (which offers Institutional Shares and Investor Shares only). To request an exchange, exchange instructions must be given in writing or by telephone. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on exchange instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. Shares in certificate form are not eligible for telephone exchange.

         An investor who wishes to redeem shares of one class of shares and purchase shares of another class of shares of a fund identified above should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed on the cover page of this Statement of Additional Information, and should obtain a prospectus for the relevant share class which the investor wishes to purchase.

         DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of one class of a Fund, shares of the same class of another Fund or of Dreyfus Institutional Short Term Treasury Fund (which offers Institutional Shares and Investor Shares only). This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value. Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if its account falls below the amount designated under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares in certificate form are not eligible for this Privilege.

         Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

         The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to investors.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN EACH PROSPECTUS ENTITLED "DIVIDENDS, DISTRIBUTIONS AND TAXES."

         Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended.


        Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the Government National Mortgage Association or the Federal National Mortgager Association, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. At the end of each calendar year, as applicable, investors will be provided with the percentage of any dividends paid that may qualify for such tax-free treatment. Investors should then consult with their tax advisers with respect to the application of state and local laws to these distributions.



                             PORTFOLIO TRANSACTIONS

        Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by any Fund for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to, and sales price received from, market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by any Fund to date.

         Transactions are allocated to various dealers by the portfolio managers of a Fund in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of Fund shares.

         Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising each Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                                YIELD INFORMATION

         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN EACH PROSPECTUS ENTITLED "YIELD INFORMATION."


         For the seven-day period ended July 31, 1997, the yield and effective yield for Institutional Shares, Administrative Shares, Investor Shares, and Participant Shares of each Fund were as follows (no information is provided for Dreyfus Government Prime Cash Management, which has not completed its first fiscal year):



Dreyfus Cash Management


         Institutional Shares            5.50%         5.65%
         Administrative Shares           5.40%         5.55%
         Investor Shares                 5.25%         5.39%
         Participant Shares              5.09%         5.22%

Dreyfus Cash Management Plus, Inc.
         Institutional Shares            5.59%         5.75%
         Administrative Shares           5.48%         5.63%
         Investor Shares                 5.33%         5.47%
         Participant Shares              5.18%         5.31%

Dreyfus Government Cash Management
         Institutional Shares            5.48%         5.63%
         Administrative Shares           5.36%         5.50%
         Investor Shares                 5.21%         5.35%
         Participant Shares              5.07%         5.20%

Dreyfus Treasury Cash Management
         Institutional Shares             5.38%        5.52%
         Administrative Shares            5.28%        5.42%
         Investor Shares                  5.13%        5.26%
         Participant Shares               4.97%        5.09%

Dreyfus Treasury Prime Cash Management
         Institutional Shares             5.24%        5.38%
         Administrative Shares            5.14%        5.28%
         Investor Shares                  4.98%        5.10%
         Participant Shares               4.82%        4.94%

Dreyfus Municipal Cash Management Plus
         Institutional Shares             3.57%        3.63%
         Administrative Shares            3.47%        3.53%
         Investor Shares                  3.33%        3.38%
         Participant Shares               3.17%        3.22%

Dreyfus Tax Exempt Cash Management
         Institutional Shares             3.50%        3.56%
         Administrative Shares            3.40%        3.46%
         Investor Shares                  3.25%        3.30%
         Participant Shares               3.10%        3.15%

Dreyfus New York Municipal Cash Management
         Institutional Shares             3.45%        3.51%
         Administrative Shares            3.35%        3.41%
         Investor Shares                  3.20%        3.25%
         Participant Shares               3.05%        3.10%

         Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result. Both yield figures take into account any applicable distribution and service fees. As a result, at any given time, the performance of Administrative Shares, Investor Shares and Participant Shares should be expected to be lower than that of Institutional Shares, the performance of Investor Shares and Participant Shares should be expected to be lower than that of Administrative Shares and the performance of Participant Shares should be expected to be lower than that of Investor Shares.

         As to the Tax Exempt Funds, tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. Based upon a 1997 Federal income tax rate of 39.60%, the tax equivalent yield for the 7-day period ended July 31, 1997 for Institutional Shares, Administrative Shares, Investor Shares and Participant Shares of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management was as follows:



FUND                                            TAX EQUIVALENT YIELD


Dreyfus Municipal Cash Management Plus
         Institutional Shares                     5.91%
         Administrative Shares                    5.74%
         Investor Shares                          5.51%
         Participant Shares                       5.25%

Dreyfus Tax Exempt Cash Management
         Institutional Shares                     5.79%
         Administrative Shares                    5.63%
         Investor Shares                          5.38%
         Participant Shares                       5.13%

         Based upon a combined 1997 Federal, New York State, and New York City personal income tax rate of 46.60%, the tax equivalent yield for the seven-day period ended July 31, 1997 for Dreyfus New York Municipal Cash Management was as follows:

Dreyfus New York Municipal Cash Management
         Institutional Shares                     6.46%
         Administrative Shares                    6.27%
         Investor Shares                          5.99%
         Participant Shares                       5.71%


         The tax equivalent yields noted above for Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management represent the application of the highest Federal marginal personal income tax rate currently in effect. The tax equivalent figures, however, do not include the potential effect of any state or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. The tax equivalent yields noted above for Dreyfus Municipal Cash Management Plus represent the application of the highest Federal, New York State, and New York City marginal personal income tax rates presently in effect. For Federal income tax purposes, a 39.6% rate has been used, and for New York State and New York City personal income tax purposes, the rates of 7.875% and 4.46%, respectively, have been used. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

         From time to time, each Tax Exempt Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as representative of the Fund's past or future performance.

         Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which a Fund's price per share is determined.

         From time to time, advertising materials for a Fund may refer to or discuss then-current or past economic conditions, developments and/or events, or actual or proposed tax legislation. From time to time, advertising materials for a Fund may also refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for a Fund also may discuss the availability and benefits of offering the Funds as investment vehicles for commercial sweep accounts, and may discuss statistics, data, and industry trends in this regard.

                           INFORMATION ABOUT THE FUNDS

         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN EACH PROSPECTUS ENTITLED "GENERAL INFORMATION."

         Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares have no preemptive, subscription or conversion rights and are freely transferable.

         Each Fund sends annual and semi-annual financial statements to all its shareholders.

         In early 1974, the Manager commenced offering the first money market fund to be widely offered on a retail basis, Dreyfus Liquid Assets, Inc. Money market mutual funds have subsequently grown into over a one trillion dollar industry.


         Each Fund is a member of the Dreyfus Family of Cash Management Funds, which are designed to meet the needs of an array of institutional investors. As of February 11, 1998, the total net assets of all of the funds composing the Dreyfus Family of Cash Management Funds amounted to approximately $25 billion.


         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.


           TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                            AND INDEPENDENT AUDITORS

        Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's transfer and dividend disbursing agent. Under a separate Transfer Agency Agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The fees payable to the Transfer Agent by each Fund are borne directly by the Manager pursuant to an agreement in effect. See "Management Agreements."

         The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's custodian.

         Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York 10038-4982, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund Prospectus.

         Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of each Fund.


            FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS

         The financial statements and reports of independent auditors with respect to the Funds, listed below, are incorporated by reference into this Statement of Additional Information dated February 23, 1998. When requesting a copy of this Statement of Additional Information, you will receive the annual report(s) and semi-annual reports, as applicable, for the Fund(s) in which you are a shareholder, as set forth below. No reports are available for Dreyfus Government Prime Cash Management because the Fund has not completed its first reporting period.

                                                               Semi-Annual
NAME OF FUND                        ANNUAL REPORT(S)           REPORT



Dreyfus Cash Management             January 31, 1997            July 31, 1997

Dreyfus Cash Management Plus,       January 31, 1997            July 31, 1997
Inc.                                September 30, 1996

Dreyfus Government Cash             January 31, 1997             July 31, 1997
Management

Dreyfus Treasury Cash Management    January 31, 1997             July 31, 1997
                                    July 31, 1996

Dreyfus Treasury Prime Cash         January 31, 1997             July 31, 1997
Management                          February 29, 1996

Dreyfus Municipal Cash              January 31, 1997             July 31, 1997
Management Plus                     December 31, 1996

Dreyfus Tax Exempt Cash             January 31, 1997             July 31, 1997
Management

Dreyfus New York Municipal Cash     January 31, 1997             July 31, 1997
Management                          July 31, 1996

                                   APPENDIX A
                            (DREYFUS CASH MANAGEMENT
                                       AND
                      DREYFUS CASH MANAGEMENT PLUS, INC.)

        Descriptions of the highest commercial paper, bond and other short-and long-term rating categories assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff"), and Thomson BankWatch, Inc. ("BankWatch").

COMMERCIAL PAPER RATINGS AND SHORT-TERM RATINGS

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         The rating Fitch-1 (Highest Credit Quality) is the highest commercial paper rating assigned by Fitch and indicates the strongest capacity for timely payment of financial commitments.

         The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

         The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment.

         In addition to ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through F. BankWatch examines all segments of the organization including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (qr) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which that bank is domiciled.


BOND RATINGS AND LONG-TERM RATINGS

         Bonds rated AAA are considered by S&P to be the highest grade obligation and possess an extremely strong capacity to pay principal and interest.

         Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high-grade bonds.

         Bonds rated AAA by Fitch are judged by Fitch to be of the highest credit quality. The AAA rating by Fitch denotes the lowest expectation of credit risk. The AAA rating is assigned by Fitch only in case of exceptionally strong capacity for timely payment of financial commitments; the capacity is highly unlikely to be adversely affected by foreseeable events.

         Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt.

         Fitch also assigns a rating to certain international and U.S. banks. A Fitch bank rating represents Fitch's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, Fitch uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, Fitch assigns banks Long and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or the bank's shareholders if it experienced difficulties, and such ratings are considered by Fitch to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent Fitch's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                                   APPENDIX B
                               (TAX EXEMPT FUNDS)


         Description of certain S&P, Moody's and Fitch ratings:

S&P

MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the category.

MUNICIPAL NOTE RATINGS

                                      SP-1

         The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

COMMERCIAL PAPER RATINGS

         The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

MUNICIPAL BOND RATINGS

                                       Aaa

        Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

        Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories Aa, A, Baa, Ba and B. Moody's also provides numerical modifiers of 2 and 3 in each of these categories for bond issues in health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

MUNICIPAL NOTE RATINGS

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                  MIG 1/VMIG 1

         This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                  MIG 2/VMIG 2

         This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

COMMERCIAL PAPER RATINGS

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

MUNICIPAL BOND RATINGS

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.
                                       AAA

         Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

         Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the rating symbol AA to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+


         EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

         VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

         GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                   APPENDIX C
                  (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT)

                   INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

            RISK FACTORS--INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

        The financial condition of New York State (the "State") and certain of its public bodies (the "Agencies") and municipalities, particularly New York City (the "City"), could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

         The State's budget for the 1997-98 fiscal year was enacted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year on April 1. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the 1997-98 fiscal year.

         After adjustments for comparability between fiscal years, the adopted 1997-98 budget projects an increase in General Fund disbursements of $1.7 billion or 5.2% over 1996-97 levels. The average annual growth rate over the last three fiscal years has been 1.2%. Adjusted State Funds (excluding Federal grants) disbursements are projected to increase by 5.4% from the 1996-97 fiscal year. All Governmental Funds projected disbursements increase by 7.0% over the prior fiscal year, after adjustments for comparability.

        The 1997-98 State Financial Plan is projected to be balanced on a cash basis. The Financial Plan projections include a reserve for future needs of $530 million. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increases General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources. Total non-recurring resources included in the 1997-98 Financial Plan are projected by State Division of the Budget ("DOB") to be $270 million, or 0.7% of total General Fund receipts.

        The 1997-98 adopted budget includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessment reductions have little or no impact on the 1997-98 Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.

        The 1997-98 Financial Plan also includes: a projected General Fund reserve of $530 million; a projected balance of $332 million in the Tax Stabilization Reserve Fund; and a projected $65 million balance in the Contingency Reserve Fund.

        The major factor affecting the General Fund GAAP-basis results for 1996-97 and the projections for 1997-98 is the 1996-97 cash-basis surplus, which helped produce a GAAP-basis surplus in the 1996-97 fiscal year of $1.93 billion. The use of this cash-basis surplus to fund liabilities in the 1997-98 fiscal year, offset by the $494 million change in the projected 1997-98 cash-basis fund balance, is the primary reason for the projected 1997-98 GAAP-basis deficit of $959 million. This represents an increase of $191 million from the prior projection, issued in January 1997 as part of the 1997-98 Executive Budget. The new projection reflects the impact of legislative changes to the Executive Budget, and the increase in the 1996-97 cash-basis surplus since that time. Across the two fiscal years, the General Fund accumulated deficit is projected to be reduced by $974 million to $1.95 billion.

        For 1997-98, total revenues in the General Fund are projected at $33.37 billion, total expenditures are projected at $34.66 billion, and net operating sources and uses are projected to contribute $331 million. For all governmental funds, total revenues are projected at $67.48 billion, total expenditures are projected at $68.24 billion, and financing uses are projected to exceed financing sources by $220 million. The all governmental funds GAAP-basis Financial Plan projections show a deficiency of revenues and other financing sources over expenditures and other financing uses of $979 million, after a reported 1996-97 all funds surplus of $2.1 billion

        The State Financial Plan was based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

        There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

        On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. In February 1991, Moody's lowered its rating on the City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.

        (1) THE STATE, AGENCIES AND OTHER MUNICIPALITIES. During the mid-1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.

        In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.

GAAP-BASIS RESULTS--1996-97 FISCAL YEAR. The State completed its 196-97 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

GAAP-BASIS RESULTS--1995-96 FISCAL YEAR. The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million. There was an operating deficit of $409 million in the Special Revenue Funds. The State's Combined Balance Sheet as of March 31, 1996 showed an accumulated deficit in its combined Governmental Funds of $1.23 billion, reflecting liabilities of $14.59 billion and assets of $13.35 billion. This accumulated Governmental Funds deficit includes a $2.93 billion accumulated deficit in the General Fund and an accumulated deficit of $712 million in the Capital Projects Fund type as partially offset by accumulated surpluses of $468 million and $1.94 billion in the Special Revenue and Debt Service Fund types, respectively.

 GAAP-BASIS RESULTS--1994-95 FISCAL YEAR. The State's Combined Balance Sheet as of March 31, 1995 showed an accumulated deficit in its combined Governmental Funds of $1.666 billion reflecting liabilities of $14.778 billion and assets of $13.112 billion. This accumulated Governmental Funds deficit includes a $3.308 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the Special Revenue and Debt Service Fund types of $877 million and $1.753 billion, respectively, and a $988 million accumulated deficit in the Capital Projects Fund type.

         The State completed its 1994-95 fiscal year with a combined Governmental Funds operating deficit of $1.791 billion, which included operating deficits in the General Fund of $1.426 billion, in the Capital Projects Funds of $366 million, and in the Debt Service Funds of $38 million. There was an operating surplus in the Special Revenue Funds of $39 million.

         STATE FINANCIAL PLAN--CASH-BASIS RESULTS--GENERAL FUND. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

         In the State's 1997-98 fiscal year, the General Fund is expected to account for approximately 48% of total Governmental Funds disbursements and 71% of total State Funds disbursements. The General Fund is projected to be balanced on a cash basis for the 1997-98 fiscal year. Total receipts and transfers from other funds are projected to be $35.09 billion, an increase of $2.05 billion from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $34.60 billion, an increase of $1.70 billion from the total in the prior fiscal year.

         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. During its last five fiscal years, however, the State recorded balanced budgets on a cash basis, with positive fund balances as described below.

         The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 Financial Plan when enacted by the State Legislature.

         The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the Tax Stabilization Reserve Fund ("TSRF"), after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the Contingency Reserve Fund ("CRF"). This fund assists the State in financing any extraordinary litigation costs during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program as was required to be on deposit as of March 31, 1997.

         General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, and increase of 0.7% from the previous fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7% from the 1995-96 fiscal year.

         The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus, as reported by DOB, of $445 million. Of that amount, $65 million was deposited into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

         The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

         General Fund receipts totaled $32.81 billion, a decrease of 1.1% from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2% from 1994-95 levels.

         The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

         General Fund receipts totaled $33.16 billion, an increase of 2.9% from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7% from the previous fiscal year.

CASH-BASIS RESULTS--OTHER GOVERNMENTAL FUNDS. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years ended March 31, 1997, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").

         The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Disbursements from Special Revenue Funds increased from $24.38 billion to $26.02 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs. Although activity in this fund type is expected to comprise approximately 42% of total governmental funds receipts in the 1997-98 fiscal year, three-quarters of that activity relates to federally-funded programs. Projected receipts in this fund type for the 1997-98 fiscal year total $28.22 billion, an increase of $2.51 billion (9.7%) over the prior year. Projected disbursements in this fund type total $28.45 billion, an increase of $2.43 billion (9.3%) over 1996-97 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.19 billion in the 1997-98 fiscal year. Remaining projected spending of $7.26 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the MTA funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

         The Capital Projects Funds are used to finance the acquisition, construction or rehabilitation of major state capital facilities and to aid local government units and Agencies in financing capital construction. Disbursements in the Capital Projects Funds declined from $3.62 billion to $3.54 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased. The increase in the negative fund balance in 1994-95 resulted from delays in reimbursements caused by delays in the timing of public authority bond sales.

         In the 1997-98 fiscal year, activity in these funds is expected to comprise 5% of total governmental receipts.

         Total receipts in this fund type for the 1997-98 fiscal year are projected at $3.30 billion. Bond and note proceeds are expected to provide $605 million in other financing sources. Disbursements from this fund type are projected to be $3.70 billion, an increase of $154 million (4.3%) over prior-year levels. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $982 million (27%) of the activity in this fund type. Total spending for capital projects will be financed through a combination of sources: federal grants (29%), public authority bond proceeds (31%), general obligation bond proceeds (15%), and pay-as-you-go revenues (25%).

         The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments.

         Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued implementation of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund. This fund type is expected to comprise 4% of total governmental fund receipts and 4.7% of total government disbursements in the 1997-98 fiscal year. Receipts in these funds in excess of debt service requirements may be transferred to the General Fund and Special Revenue Funds, pursuant to law.

         The Debt Service fund type consists of the General Debt Service Fund, which is supported primarily by tax receipts transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. In the 1997-998 fiscal year, total disbursements in this fund type are projected at $3.17 billion, an increase of $641 million or 25.3%, most of which is explained by increases in the General Fund transfer as discussed earlier. The projected transfer from the General Fund of $2.07 billion is expected to finance 65% of these payments.

         The remaining payments are expected to be financed by pledged revenues, including $2.03 billion in taxes and $601 million in dedicated fees and other miscellaneous receipts. After required impoundment for debt service, $3.77 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer-$1.86 billion-is made to the Special Revenue fund type in support of operations of the mental hygiene agencies. Another $1.47 billion in excess sales taxes is expected to be transferred to the General Fund, following payments of projected debt service on LGAC bonds.

         STATE BORROWING PLAN. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in COPs during the State's 1997-98 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1997-98 fiscal year may change if circumstances require.

         STATE AGENCIES. The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).

         At September 30, 1996, there were 17 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Agencies was $75.4 billion as of September 30, 1996. As of March 31, 1997, aggregate Agency debt outstanding as State-supported debt was $32.8 billion and as State-related was $37.1 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.

         Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies. These Agencies are discussed below.

         The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed. From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year.

         UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements. UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.

         The MTA oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

         Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special .25% regional sales and use tax--that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of .25% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1997-98 State fiscal year, total State assistance to the MTA is estimated at approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.

         In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.

         State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the Federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

         There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1995-1999 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

         The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.

         OTHER LOCALITIES. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1997-98 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

         Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State, other than the City, was approximately $19 billion. A small portion (approximately $102.3 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

         From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range, potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

         Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount;
(xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part); (xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part);
(xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients;
(xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recelebrating nursing home Medicaid rates.

         (2) NEW YORK CITY. In the mid-1970s, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year. However, the City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.

         In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets. The State also established the Office of the State Deputy Comptroller ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.

         The City's independently audited operating results for each of its fiscal years from 1981 through 1995 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position.

         During the 1990 and 1991 fiscal years, as a result of a slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and was required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.

        According to a recent OSDC economic report, the City's economy was slow to recover from the recession and was expected to have experienced a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City Comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-recurring resource, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face futures projected budget gaps requiring the City to reduce expenditures and/or increase revenues. According to the most recent staff reports of OSDC, the Control Board and the City Comptroller during the four-year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others, and there can be no assurance that such approval can be obtained.

         The City requires certain amounts of financing for seasonal and capital spending purposes. The City issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority issued about $1.8 billion in refunding bonds in the 1994 fiscal year.

        STATE ECONOMIC AND DEMOGRAPHIC TRENDS. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.

         The forecast of the State's economy shows moderate expansion during the first half of calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries. On an average annual basis, employment growth in the State is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. Bonus payments in the securities industry are expected to increase further from last year's record level.

                                   APPENDIX D

         Set forth below, as to each share class of each Fund, as applicable, are those shareholders of record known by each Fund to own 5% or more of a class of shares of the Fund.

DREYFUS CASH MANAGEMENT


         INSTITUTIONAL SHARES: (1) Boston & Co., Three Mellon Bank Center, Pittsburgh, PA 15259 (14.82%); (2) MAC & Co., Conrail Mutual Funds Operation, PO Box 3198, Pittsburgh, PA 15230-3198 (5.69%); and (3) Boston & Co., Three Mellon Bank Center, Pittsburgh, PA 15259 (5.51%).

         ADMINISTRATIVE SHARES: (1) Gene McCutchin, PO Box 802043, Dallas, TX 75380-2043 (84.39%); and (2) VVI Inc., PO Box
         802043, Dallas, TX 75380-2043 (15.60%).

         INVESTOR SHARES: (1) Mellon Bank, N.A., AIS PT In-Process Account, Lear Orbell, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (22.06%); (2) Mellon Bank, N.A., AIS PT In-Process Account, Lear Orbell, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (20.34%); and (3) North American Trust Co., FBO Omnibus Account B, PO Box 84419, San Diego, CA 92138-4419 (11.04%).

         PARTICIPANT SHARES: (1) Saturn & Co., C/O Investors Bank & Trust Company, Mail Code FPG 90, PO Box 9130, Boston , MA 02117-9130 (51.88%); and (2) Facilicom International Inc.,
         Attn: Dru Sedwick, One Armstrong Pl., Butler, PA 16001-1951
          (45.42%).

DREYFUS CASH MANAGEMENT PLUS, INC.

         INSTITUTIONAL SHARES: (1) Bost & Co., Attn: John Kacinko, Three Mellon Bank Center, Pittsburgh, PA 15259 (6.36%);
         (2) Comerica Bank, Attn: Fixed Income, 201 W. Fort Street, Floor 3, Detroit, MI 48226-3230 (6.16%); and (3) Mellon
         Bank, N.A., Capital Markets Customers, Cindy Kieffer, One Mellon Bank Center, Room 151-0440, Pittsburgh, PA 15258-0001 (6.11%).

         ADMINISTRATIVE SHARES: (1) Capital Network Services, Attn:
         Jena Ruhland, CEO, One Bush Street, Floor 11, San Francisco, CA 94104-4425 (93.72%).

         INVESTOR SHARES: (1) Barnett Bank of Jacksonville, NA, Mutual Fund Desk, Investment Operations 572-1215, PO Box 45147, Jacksonville, FL 32232-5147 (31.48%); and (2)
         Capital Network Services, Attn: Jena Ruhland, CEO, One Bush Street, Floor 11, San Francisco, CA 94104-4425 (12.62%).


         PARTICIPANT SHARES: (1) Republic Bank of California NA, Investment Dept., 445 N. Bedford Drive, Floor 2, Beverly Hills, CA 90210-4302 (69.24%); and (2) California United Bank, Investment Services Division, 16030 Ventura Boulevard, Suite 650, Encino, CA 91436-2789 (13.42%).

DREYFUS GOVERNMENT CASH MANAGEMENT


         INSTITUTIONAL SHARES: (1) First Interstate Bank of Texas,
         Attn: Investment Operations Dept., PO Box 3326, Houston, TX 77253-3326 (6.01%); and (2) Comerica Bank, Attn: Fixed Income, 201 W. Fort Street, Floor 3, Detroit, MI 48226-3230 (5.68%).

         ADMINISTRATIVE SHARES: (1) Treasurer of State, State of
         Arkansas, 220 State Capitol, Little  Rock, AR 72201-1059
         (90.85%).

         INVESTOR SHARES: (1) Mellon Bank, N.A., AIS PL In-Process Account, Leah Orbell, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (23.71%); (2) Mellon Bank, N.A., AIS PT In-Process Account, Leah Orbell, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (13.23%); (3) For Exclusive Benefit of Customers of FBS Investment Services Inc., 100 East Fifth Street, Suite 1300, Minneapolis, MN 55402-1210 (8.36%).

         PARTICIPANT SHARES: (1) Robert A. Kaplan & Frimette Kaplan, JTWROS, 390 First Avenue, New York, NY 10010-4933
         (85.12%); and (2) Nichole A. Kaplan & Frimette  Kaplan,
         JTWROS, 390 First Avenue, New York, NY  10010-4933 (14.20%).

DREYFUS TREASURY CASH MANAGEMENT

         INSTITUTIONAL SHARES: (1) Bost & Co., Attn: John Kacinko 153-3615, Three Mellon Bank Center, Pittsburgh, PA 15259 (10.26%); (2) Chase Manhattan Bank NA, GSS as Agent, Attn: Income Services, Four New York Plaza, Floor 13, New York, NY 10004-2413 (8.96%); (3) Laba & Company, c/o LaSalle National Bank, Attn: Security Movement, Room 1811, P.O. Box 1443 Chicago, IL 60690-1443 (7.76%); (4) Bankers Trust Co., Corporate Trust & Agency Group Collection Account, Chevy Chase 94-1, Four Albany Street, New York, NY 10006-1515 (6.70%); (5) Norwest Bank Minnesota NA,
         (AMS) Attn: Cash Sweep Processing, 733 Marquette Ave., 47th Floor, Minneapolis, MN 55479-0052 (5.33%); and (6) Bost & Co., Attn: John Kacinko 153-3615, Three Mellon Bank Center, Pittsburgh, PA 15259 (5.12%).

         ADMINISTRATIVE SHARES: (1) Premier Mutual Fund Services,
         Inc., Attn: Paul Prescott, 60  State Street, Suite 1300,
         Boston, MA 02109-1803 (100%).

         INVESTOR SHARES: (1) Harris Trust & Savings Bank, Attn: Mutual Fund Unit, 111 West Monroe Street, Chicago, IL 60603-4004 (23.19%); (2) First Security Bank of Utah, Attn: Money Market Desk, 5416 West Amelia Earhart Drive, PO Box 25297, Salt Lake City, UT 84125-0297 (22.45%);
         (3) Mellon Bank, AIS PT In-Process Account, Invest Products-Theresa Wojtczak, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (19.25%); (4) Mellon Bank, AIS PT In-Process Account, Invest Proudcts-Theresa Wojtczak-East, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (11.53%); and (5) Centurion Long Term Strategies LP, Attn: John Grizetti, Carnegie Hall Tower, 152 West 57th Street, Floor 36, New York, NY 10019-3310 (8.92%).

         PARTICIPANT SHARES: (1) Central Fidelity Bank, Attn: Trust Securities Operations, Variable Note Desk, 1021 East Cary Street, Richmond, VA 23219-4000 (42.09%); and (2) Zions First National Bank, Attn: Trust Operations Dept., 600 17th Street #930, Denver, CO 80202-5402 (35.61%);
         and (3) SYAG, c/o Stock Yards Bank & Trust Co., PO Box 32890, Louisville, KY 40232-2890 (19.04%).

DREYFUS TREASURY PRIME CASH MANAGEMENT

         INSTITUTIONAL SHARES: (1) Allen & Co., Inc., 711 Fifth
         Ave., 8th Floor, New York, NY  10022-3109 (10.50%); and (2)
         Boston & Co., Attn: John Kaciako 153-3615, Three  Mellon
         Bank Center, Pittsburgh, PA 15259 (6.02%).

         ADMINISTRATIVE SHARES: (1) Kankakee Bancorp Inc., Attn: Ron Walters, 310 South Schuyler Ave., Kankakee, IL 60901-3812 (58.16%); (2) Sabine Valley MHMR Center, PO Box 6800, Longview, TX 75608-6800 (30.95%); and (3) Orland Township School Treasury, 1500 South 96th Ave., Orland Park, IL 60462 (5.33%).

         INVESTOR SHARES: (1) For Exclusive Benefit of Customers of FBS Investment Services Inc., 100 South 5th Street, Suite 1300, Minneapolis, MN 55402-1210 (19.61%); (2) Saturn & Co, c/o Investors Bank & Trust Company, Mail Code FPG 90, PO Box 9130, Boston, MA 02117-9130 (11.21%); (3) VAR & Company, c/o US Bank NA, Attn: Linda Pritz SPFT09024, First Trust Center, 180 Fifth Street East, Saint Paul, MN 55101-1631 (9.24%); (4) Harris Trust & Savings Bank, Attn: Mutual Fund Unit 111 West Monroe Street, Chicago, IL 60603-4004 (9.04%); (5) Farmland Hydro LTD Partnership, Internal Audit Dept. 160, PO Box 7305, Kansas City, MO 64116-0005 (6.86%); and (6) Kinco & Co, c/o Republic National Bank of NY, One Hanson Place, Brooklyn, NY 11243-2900 (5.51%).

         PARTICIPANT SHARES: (1) Saturn & Co., c/o Investors Bank & Trust Company, Mail Code FPG 90, PO Box 9130, Boston, MA 02117-9130 (70.82%); and (2) Republic Bank of California NA, 445 North Bedford Drive. Floor 2, Beverly Hills, CA 90210-4302 (15.40%).

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS

         INSTITUTIONAL SHARES: (1) Comerica Bank, Attn: Mutual Fund Operations, PO Box 650282, Dallas, TX 75265-0282 (20.26%);
         (2) Chemical Bank Corp. Trust, Attn: Daniel Mahoney, 450 West 33rd Street, Floor 15, New York 10001-2603 (14.25%);
         (3) Comerica Bank, Attn: Fixed Income, 201 West Fort Street, Floor 3, Detroit, MI 48226-3230 (9.19%); (4) NBD
         Bank NA, One Indiana Square Suite 914, Indianapolis, IN 46266 (7.97%); (5) Crestar Bank, Attn: CSC Operations HDQ 5706, Linda Leslie, 919 East Main Street, Richmond, VA 23219-4625 (6.13%); and (6) Banc One Capital Corporation, 1717 Main Street, Dallas, TX 75201-4605 (5.43%).

         ADMINISTRATIVE SHARES: (1) Premier Mutual Fund Services,
         Inc., Attn: Paul Prescott, 60  State Street, Suite 1300,
         Boston, MA 02109-1803 (100%).

         INVESTOR SHARES: (1) Barnett Bank of Jacksonville, N.A., Mutual Fund Desk, Investment Operations 576-1215, P.O. Box 45147, Jacksonville, Fl 32232-5147 (33.62%); (2) For Exclusive Benefit of Customers of FBS Investment Services Inc., 100 South Fifth Street, Suite 1300, Minneapolis, MN 55402-1210 (24.46%); (3) Capital Network Service, Attn:
         Donna Howell, One Bush Street, San Francisco, CA 94104-4425 (13.60%); and (4) Elixir Industries, 17925 South Broadway, Gardenia, CA 90248 (9.55%).

         PARTICIPANT SHARES: (1) SYAG, Stock Yards Bank & Trust
         Company, Attn: Trust Operations, PO Box 32890, Louisville, KY 40232-2890 (98.10%).

DREYFUS TAX EXEMPT CASH MANAGEMENT

         INSTITUTIONAL SHARES: (1) National City Investment Capital Inc., Attn: Institutional Operations, 1965 East 6th Street #3090, Cleveland, OH 44114-2214 (8.37%); (2) Chase
         Manhattan Bank NA GSS as Agent, Attn: Income Services,


         Floor 13, Four New York Plaza, New York, NY 10004-2413 (5.40%).

         ADMINISTRATIVE SHARES: (1) Whitcust & Co., 228 Saint
         Charles Ave., New Orleans, LA  70130-2601 (99.96%).

         INVESTOR SHARES: (1) Central Fidelity Bank, Attn: Trust Securities Operations, Variable Note Desk, 1021 East Cary Street, Richmond, VA 23219-4000 (46.69%); (2) Publishing Clearing House, 382 Channel Drive, Ft. Washington, MY 11050 (12.99%); and (3) Mellon Bank, AIS PL In-Process Account, Leah Orbell, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (12.70%).

         PARTICIPANT SHARES: (1) Saturn & Co., c/o Investors Bank & Trust Company, Mail Code FPG 90, PO Box 9130, Boston, MA 02117-9130 (98.67%).

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT

         INSTITUTIONAL SHARES: (1) Hare & Company, c/o The Bank of New York,
         Attn: Special Process Dept., One Wall Street, Floor 5, New York, NY 10286-0001 (11.37%); (2) Frederic Seegal, 13 Kirby Lane, Rye, NY 10580-4307 (6.67%); (3) Hare & Company, c/o The Bank of New York, Attn:
         Short Term Investment Fund, One Wall Street, Floor 5, New York, NY 10286 (5.88%); and (4) Martin E. Zweig, 900 Third Ave., Floor 30, New York, NY 10022-4728 (5.29%).

         ADMINISTRATIVE SHARES: (1) Premier Mutual Fund Services,
         Inc., Attn: Paul Prescott, 60  State Street, Suite 1300,
         Boston, MA 02109-1803 (100%).

         INVESTOR SHARES: (1) Ronald M. Weiss & Helene A. Weiss, JT TEN, 950 Park Avenue, New York, NY 10028-0320 (54.25%); (2) Midtown Electric Supply Corp., 157 West 18th Street, New York, NY 10011-4101 (14.73%);
         (3) Royal Farms Inc., 2101 Avenue X, Brooklyn, NY 11235-2910 (9.37%); and (4) CDE Air Conditioning Co., 321 39th Street, Brooklyn, NY 11232-2903 (5.71%).

         PARTICIPANT SHARES: (1) Carolyn Lundgren, 9 Robin Hill Road, Scarsdale, NY 10583-2607 (49.27%); (2) Eleanor Goldberg, 415 Nassau Boulevard, West Hempstead, NY 11552 (17.26%); (3) Norman Feinberg, 555 Theodore Premd Ave. Suite B-304, Rye, NY 10580-1437 (12.86%); and (4) William Gould & Ruth Gould JT Ten, 528 East 4th Street, Brooklyn, NY 11218-4508 (12.17%).

                   DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT

                            PART C. OTHER INFORMATION
                           -------------------------

Item 24.   Financial Statements and Exhibits. - List
-------    -----------------------------------------

     (a) Financial Statements:

          Included in Part A of the Registration Statement

          Condensed Financial Information, with respect to Institutional Shares, for the period from November 4, 1991 (commencement of operations) to July 31, 1992, for each of the four fiscal years in the period ended July 31, 1996, for the six month period ended January 31, 1997 and for the six month period ended July 31, 1997; with respect to Investor Shares, for the period from January 18, 1994 (commencement of initial offering) to July 31, 1994, for each of the two fiscal years ended July 31, 1996, for the six month period ended January 31, 1997 and for the six month period ended July 31, 1997; and with respect to Administrative Shares and Participant Shares, for the period from November 31, 1996 (commencement of initial offering) to January 31, 1997 and for the six month period ended July 31, 1997.

          Included in Part B of the Registration Statement:

               Statement of Investments.*

               Statement of Assets and Liabilities.*

               Statement of Operations.*

               Statement of Changes in Net Assets.*

               Notes to Financial Statements.*

               Report of Ernst & Young LLP, Independent Auditors* .



All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


--------
* Incorporated by reference to Registrant's Annual and Semi-Annual Reports to Shareholders.

     (b)  Exhibits:

     (1) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on September 30, 1993.

     (2) Registrant's By-Laws is incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N- 1A, filed on October 2, 1995.

     (4) Specimen certificate for the Registrant's securities is incorporated by reference to Exhibit (4) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 7, 1991.

     (5) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 5 to the Registration Statement on Form N- 1A, filed on September 29, 1994.

   (6)(a) Distribution Agreement is incorporated by reference to Exhibit
          (6)(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N- 1A, filed on September 29, 1994.

   (8)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on October 2, 1995.

   (8)(b) Sub-Custodian Agreements is incorporated by reference to Exhibit
          (8)(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on October 2, 1995.

     (9) Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 8 to the Registration Statement on Form N- 1A, filed on September 20, 1996.

     (10) Opinion and Consent of Registrant's Counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on October 2, 1995.

     (11) Consent of Independent Auditors.

     (15) Service Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on September 20, 1996.

     (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 29, 1994.

     (17) Financial Data Schedule.

     (18) Rule 18f-3 Plan is incorporated by reference to Exhibit (18) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on September 20, 1996.

          Other Exhibits
          --------------

          (a) Power of Attorney of Joseph S. DiMartino is incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on March 7, 1997. Powers of Attorney of the other Trustees are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on September 20, 1996.

          (b) Power of Attorney of Officer is incorporated by reference to Other Exhibit (b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on September 20, 1996.

          (c) Certificate of Assistant Secretary is incorporated by reference to Other Exhibit (c) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on September 20, 1996.

Item 25.  Persons Controlled by or under Common Control with Registrant.
-------   --------------------------------------------------------------

          Not Applicable




Item 26.  Number of Holders of Securities.
-------   --------------------------------

            (1)                             (2)

                                      Number of Record
   Title of Class              Holders as of February 10, 1998
   --------------              -----------------------------

   Common Stock
   (Par value $.001)

Institutional Shares.........................736
Administrative Shares..........................1
Investor Shares...............................18
Participant Shares............................11


 27.      Indemnification
-------   ---------------

          Reference is made to Article EIGHT of the Registrant's Amended and Restated Agreement and Declaration of Trust previously filed as
          Exhibit 1 to Post-Effective Amendment No. 4 to the Registration Statement on Form N- 1A on September 30, 1993. The application of these provisions is limited by Article 10 of the Registrant's By-Laws previously filed as Exhibit 2 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A on October 2, 1995 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable.

          In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

          Reference is also made to the Distribution Agreement filed as Exhibit
          (6) of Post-Effective Amendment No. 5 to the Registration Statement on Form N- 1A, filed on September 29, 1994.

Item 28.  Business and Other Connections of Investment Adviser.
-------   ----------------------------------------------------

          The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

          Officers and Directors of Investment Adviser
          --------------------------------------------

Name and Position
with Dreyfus                Other Businesses
-----------------           ----------------

MANDELL L. BERMAN           Real estate consultant and private investor
Director                        29100 Northwestern Highway, Suite 370
                                Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                Skillman Foundation;
                            Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                Dentsply International, Inc.
                                570 West College Avenue
                                York, Pennsylvania 17405;
                            Director:
                                DeVlieg-Bullard, Inc.
                                1 Gorham Island
                                Westport, Connecticut 06880
                                Mellon Bank Corporation***;
                                Mellon Bank, N.A.***

FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                Mellon Bank Corporation***;
                                Mellon Bank, N.A.***;
                            Director:
                                Avery Dennison Corporation
                                150 North Orange Grove Boulevard
                                Pasadena, California 91103;
                                Saint-Gobain Corporation
                                750 East Swedesford Road
                                Valley Forge, Pennsylvania 19482;
                                Teledyne, Inc.
                                1901 Avenue of the Stars
                                Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board           The Boston Company****;
                            Vice Chairman of the Board:
                                Mellon Bank Corporation***;
                                Mellon Bank, N.A.***;
                            Director:
                                Dentsply International, Inc.
                                570 West College Avenue
                                York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                Mellon Bank Corporation***;
Executive Officer,              The Boston Company****;
Chief Operating                 Deputy Director:
Officer and a                   Mellon Trust***;
Director                    Chief Executive Officer:
                                The Boston Company Asset Management,
                                Inc.****;
                            President:
                                Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and               The Dreyfus Trust Company++;
Chief Investment Officer,       Formerly, Chairman and Chief Executive Officer:
and a Director                  Kleinwort Benson Investment Management
                                Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution      Executive Officer:
and a Director                  The Boston Company Advisors, Inc.
                                53 State Street
                                Exchange Place
                                Boston, Massachusetts 02109;
                            Executive Vice President and Director:
                                Dreyfus Service Organization, Inc.**;
                            Director:
                                Dreyfus America Fund+++;
                                The Dreyfus Consumer Credit Corporation*;
                                The Dreyfus Trust Company++;
                                Dreyfus Service Corporation*;
                            President:
                                The Boston Company****;
                                Laurel Capital Advisors***;
                                Boston Group Holdings, Inc.;
                            Executive Vice President:
                                Mellon Bank, N.A.***;
                                Boston Safe Deposit and Trust
                                Company****

RICHARD F. SYRON            Chairman of the Board and
Director                    Chief Executive Officer:
                                American Stock Exchange
                                86 Trinity Place
                                New York, New York 10006;
                            Director:
                                John Hancock Mutual Life
                                Insurance Company John
                                Hancock Place, Box 111
                                Boston, Massachusetts
                                02117; Thermo Electron
                                Corporation 81 Wyman
                                Street, Box 9046 Waltham,
                                Massachusetts 02254-9046;
                                American Business
                                Conference 1730 K Street,
                                NW, Suite 120 Washington,
                                D.C. 20006;
                            Trustee:
                                Boston College - Board of Trustees
                                140 Commonwealth Ave.
                                Chestnut Hill, Massachusetts 02167-3934

WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and       Dreyfus Partnership Management, Inc.*;
Chief Financial Officer         Seven Six Seven Agency, Inc.*;
                            Chairman and Director:
                                Dreyfus Transfer, Inc.
                                One American Express Plaza
                                Providence, Rhode Island 02903;
                            President and Director:
                                Lion Management, Inc.*;
                            Executive Vice President and Director:
                                Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                Dreyfus America Fund+++;
                            Vice President and Director:
                                The Dreyfus Consumer Credit Corporation*;
                                The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                The Dreyfus Trust Company++;
                            Treasurer and Director:
                                Dreyfus Management, Inc.*;
                                Dreyfus Service Corporation*;
                            Formerly, President and Director:
                                Sandalls & Co., Inc.

MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,                 Lion Management, Inc.*;
General Counsel             Secretary:
and Secretary                   The Dreyfus Consumer Credit Corporation*;
                                Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                Dreyfus Service Organization, Inc.**;
                                Major Trading Corporation*;
                                The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications

MARY BETH LEIBIG            None
Vice President-
Human Resources

ANDREW S. WASSER            Vice President:
Vice President-Information      Mellon Bank Corporation***
Services

WILLIAM V. HEALEY           President:
Assistant Secretary             The Truepenny Corporation*;
                            Vice President and Director:
                                The Dreyfus Consumer Credit Corporation*;
                            Secretary and Director:
                                Dreyfus Partnership Management Inc.*;
                            Director:
                                The Dreyfus Trust Company++;
                            Assistant Secretary:
                                Dreyfus Service Corporation*;
                                Dreyfus Investment Advisors, Inc.*;
                            Assistant Clerk:
                                Dreyfus Insurance Agency of Massachusetts,
                                Inc.+++++

--------------------------------------

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+       The address of the business so indicated is Atrium Building, 80
        Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is 69, Route 'd'Esch, L-1470 Luxembourg.
++++ The address of the business so indicated is 69, Route 'd'Esch, L-2953 Luxembourg.
+++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02103.

Item 29.  Principal Underwriters
--------  ----------------------

         (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

     1)   Comstock Partners Funds, Inc.
     2)   Dreyfus A Bonds Plus, Inc.
     3)   Dreyfus Appreciation Fund, Inc.
     4)   Dreyfus Asset Allocation Fund, Inc.
     5)   Dreyfus Balanced Fund, Inc.
     6)   Dreyfus BASIC GNMA Fund
     7)   Dreyfus BASIC Money Market Fund, Inc.
     8)   Dreyfus BASIC Municipal Fund, Inc.
     9)   Dreyfus BASIC U.S. Government Money Market Fund
     10)  Dreyfus California Intermediate Municipal Bond Fund
     11)  Dreyfus California Tax Exempt Bond Fund, Inc.
     12)  Dreyfus California Tax Exempt Money Market Fund
     13)  Dreyfus Cash Management
     14)  Dreyfus Cash Management Plus, Inc.
     15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
     16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
     17)  Dreyfus Florida Intermediate Municipal Bond Fund
     18)  Dreyfus Florida Municipal Money Market Fund
     19)  The Dreyfus Fund Incorporated
     20)  Dreyfus Global Bond Fund, Inc.
     21)  Dreyfus Global Growth Fund
     22)  Dreyfus GNMA Fund, Inc.
     23)  Dreyfus Government Cash Management
     24)  Dreyfus Growth and Income Fund, Inc.
     25)  Dreyfus Growth and Value Funds, Inc.
     26)  Dreyfus Growth Opportunity Fund, Inc.
     27)  Dreyfus Income Funds
     28)  Dreyfus Institutional Money Market Fund
     29)  Dreyfus Institutional Short Term Treasury Fund
     30)  Dreyfus Insured Municipal Bond Fund, Inc.
     31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
     32)  Dreyfus International Funds, Inc.
     33)  Dreyfus Investment Grade Bond Funds, Inc.
     34)  The Dreyfus/Laurel Funds, Inc.
     35)  The Dreyfus/Laurel Funds Trust
     36)  The Dreyfus/Laurel Tax-Free Municipal Funds
     37)  Dreyfus LifeTime Portfolios, Inc.
     38)  Dreyfus Liquid Assets, Inc.
     39)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
     40)  Dreyfus Massachusetts Municipal Money Market Fund
     41)  Dreyfus Massachusetts Tax Exempt Bond Fund
     42)  Dreyfus MidCap Index Fund
     43)  Dreyfus Money Market Instruments, Inc.
     44)  Dreyfus Municipal Bond Fund, Inc.
     45)  Dreyfus Municipal Cash Management Plus
     46)  Dreyfus Municipal Money Market Fund, Inc.
     47)  Dreyfus New Jersey Intermediate Municipal Bond Fund
     48)  Dreyfus New Jersey Municipal Bond Fund, Inc.
     49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
     50)  Dreyfus New Leaders Fund, Inc.
     51)  Dreyfus New York Insured Tax Exempt Bond Fund
     52)  Dreyfus New York Tax Exempt Bond Fund, Inc.
     53)  Dreyfus New York Tax Exempt Intermediate Bond Fund
     54)  Dreyfus New York Tax Exempt Money Market Fund
     55)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
     56)  Dreyfus 100% U.S. Treasury Long Term Fund
     57)  Dreyfus 100% U.S. Treasury Money Market Fund
     58)  Dreyfus 100% U.S. Treasury Short Term Fund
     59)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
     60)  Dreyfus Pennsylvania Municipal Money Market Fund
     61)  Dreyfus Premier California Municipal Bond Fund
     62)  Dreyfus Premier Equity Funds, Inc.
     63)  Dreyfus Premier International Growth Fund, Inc.
     64)  Dreyfus Premier GNMA Fund
     65)  Dreyfus Premier Worldwide Growth Fund, Inc.
     66)  Dreyfus Premier Insured Municipal Bond Fund
     67)  Dreyfus Premier Municipal Bond Fund
     68)  Dreyfus Premier New York Municipal Bond Fund
     69)  Dreyfus Premier State Municipal Bond Fund
     70)  Dreyfus Premier Value Fund
     71)  Dreyfus Index Funds, Inc.
     72)  Dreyfus Short-Intermediate Government Fund
     73)  Dreyfus Short-Intermediate Municipal Bond Fund
     74)  The Dreyfus Socially Responsible Growth Fund, Inc.
     75)  Dreyfus Stock Index Fund, Inc.
     76)  Dreyfus Tax Exempt Cash Management
     77)  The Dreyfus Third Century Fund, Inc.
     78)  Dreyfus Treasury Cash Management
     79)  Dreyfus Treasury Prime Cash Management
     80)  Dreyfus Variable Investment Fund
     81)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
     82)  General California Municipal Bond Fund, Inc.
     83)  General California Municipal Money Market Fund
     84)  General Government Securities Money Market Fund, Inc.
     85)  General Money Market Fund, Inc.
     86)  General Municipal Bond Fund, Inc.
     87)  General Municipal Money Market Fund, Inc.
     88)  General New York Municipal Bond Fund, Inc.
     89)  General New York Municipal Money Market Fund

(b)
                                                                 Positions and
Name and principal      Positions and offices with                offices with
business address             the Distributor                       Registrant
------------------      ---------------------------              -------------

Marie E. Connolly+      Director, President, Chief               President and
                        Executive Officer and Compliance         Treasurer
                        Officer

Joseph F. Tower, III+   Director, Senior Vice President,         Vice President
                        Tresurer and Chief Financial Officer     and Assistant
                                                                 Treasurer

Richard W. Ingram       Executive Vice President                 Vice President
                                                                 and Assistant
                                                                 Treasurer

Mary A. Nelson+         Vice President                           Vice President
                                                                 and Assistant
                                                                 Treasurer

Paul Prescott+          Vice President                           None

Jean M. O'Leary+        Assistant Secretary and                  None
                        Assistant Clerk

John W. Gomez+          Director                                 None

William J. Nutt+        Director                                 None

--------------------------------
 +   Principal business address is 60 State Street, Boston, Massachusetts 02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.

Item 30.     Location of Accounts and Records
             --------------------------------

          1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

          2.    The Bank of New York
                90 Washington Street
                New York, New York 10286

          3.    Dreyfus Transfer, Inc.
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

          4.    The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.  Management Services
-------   -------------------

          Not Applicable

Item 32.  Undertakings
--------  ------------


          To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 23rd day of February, 1998.

                         DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT

                         BY:   /s/Marie E. Connolly*
                               -------------------------------------------
                               MARIE E. CONNOLLY, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                             Title                  Date
--------------------------              ------------------------     --------

/s/Marie E. Connolly*                   President and Treasurer      02/23/98
______________________________          Financial Principal
Marie E. Connolly                       Executive, Financial and
                                        Accounting Officer)

/s/Joseph S. DiMartino*                 Trustee                      02/23/98
------------------------------
Joseph S. DiMartino

/s/David W. Burke*                      Trustee                      02/23/98
------------------------------
David W. Burke

/s/Isabel P. Dunst*                     Trustee                      02/23/98
------------------------------
Isabel P. Dunst

/s/Lyle E. Gramley*                     Trustee                      02/23/98
------------------------------
Lyle E. Gramley

/s/Warren B. Rudman*                    Trustee                      02/23/98
------------------------------
Warren B. Rudman


*BY: /S/ RICHARD W. INGRAM
     ---------------------
     Richard W. Ingram,
     Attorney-in-Fact

                                  EXHIBIT INDEX

      EXHIBIT NO.               EXHIBIT

          11                    Consent of Independent Auditors